Execution Version Exploratory Ventures, LLC – Credit Agreement AMENDED AND RESTATED CREDIT AGREEMENT December ___ , 2022 among EXPLORATORY VENTURES, LLC as Borrower UNITED STATES STEEL CORPORATION as Parent Guarantor Arranged by KFW IPEX-BANK GMBH as Mandated Lead Arranger and ECA Structuring Bank KFW IPEX-BANK GMBH as Facility Agent and ECA Agent – and – Lenders party hereto from time to time 22

Exploratory Ventures, LLC – Credit Agreement Table of Contents Page ARTICLE 1 INTERPRETATION ...............................................................................................2 1.1 Definitions................................................................................................................2 1.2 Certain Rules of Interpretation...............................................................................31 1.3 Currency. ................................................................................................................33 1.4 Knowledge. ............................................................................................................33 1.5 Conflict. .................................................................................................................33 1.6 Rates. ......................................................................................................................33 ARTICLE 2 LOANS....................................................................................................................34 2.1 Loans. .....................................................................................................................34 2.2 Finance Parties’ Rights and Obligations ................................................................35 2.3 Purpose and Use of Proceeds .................................................................................35 2.4 Monitoring. ............................................................................................................36 2.5 Evidence of Indebtedness. .....................................................................................36 ARTICLE 3 UTILIZATION OF LOANS .................................................................................36 3.1 Delivery of a Utilization Request. .........................................................................36 3.2 Completion of a Utilization Request......................................................................37 3.3 Currency and Amount. ...........................................................................................38 3.4 Notification of Utilization of the Loan. .................................................................38 3.5 Lenders’ Participation. ...........................................................................................38 3.6 Partial Payments.....................................................................................................38 ARTICLE 4 REPAYMENT, PREPAYMENT AND CANCELLATION ..............................39 4.1 Repayments. ...........................................................................................................39 4.2 Mandatory Prepayment ..........................................................................................39 4.3 Voluntary Cancellation. .........................................................................................40 4.4 Voluntary Prepayment. ..........................................................................................40 4.5 Automatic Cancellation. ........................................................................................41 4.6 Right of Cancellation and Repayment in Relation to a Single Lender. .................41 4.7 Application. ............................................................................................................41 4.8 Miscellaneous. .......................................................................................................42 4.9 Adjustment in case of disbursement after First Repayment Date. .........................43 4.10 Repayment Schedules. ...........................................................................................43 ARTICLE 5 INTEREST, INTEREST PERIODS AND FEES ...............................................43 5.1 Payment of Interest ................................................................................................43 5.2 Default Interest.......................................................................................................43 5.3 Limitation on Interest. ............................................................................................44 5.4 Determination of Interest Periods. .........................................................................44 5.5 Non-Business Days. ...............................................................................................44

ii 5.6 Unavailability of Screen Rate. ...............................................................................45 5.7 Market Disruption for LIBOR. ..............................................................................45 5.8 Benchmark Replacement Setting. ..........................................................................45 5.9 Market Disruption for Term SOFR........................................................................47 5.10 Cost of Funds. ........................................................................................................47 5.11 Break Costs. ...........................................................................................................47 5.12 Fees. .......................................................................................................................48 ARTICLE 6 TAXES ....................................................................................................................49 ARTICLE 7 OTHER PROVISIONS RELATING TO THE LOANS ....................................53 7.1 Payments Generally ...............................................................................................53 7.2 Illegality .................................................................................................................53 7.3 Change in Circumstances .......................................................................................54 7.4 Payment of Out-of-Pocket Costs and Expenses.....................................................55 7.5 Indemnities .............................................................................................................56 ARTICLE 8 REPRESENTATIONS AND WARRANTIES ....................................................57 8.1 Representations and Warranties of the Borrower and the Parent Guarantor. ........57 8.2 Survival of Representations and Warranties ..........................................................63 ARTICLE 9 OEKB GUARANTEE ...........................................................................................63 9.1 Reimbursement of OeKB Guarantee Premium......................................................63 9.2 Borrower Payment. ................................................................................................63 9.3 Payments Made Under the OeKB Guarantee. .......................................................64 9.4 Obligations under the OeKB Guarantee. ...............................................................64 9.5 Other Agreements of the Covered Lenders. ..........................................................65 ARTICLE 10 COVENANTS ......................................................................................................66 10.1 Reporting Requirements; Notices ..........................................................................66 10.2 Continuation of Business and Maintenance of Existence ......................................69 10.3 Compliance Certificate; Notice of Default ............................................................69 10.4 Ranking. .................................................................................................................70 10.5 Limitation on Liens. ...............................................................................................70 10.6 Limitation on Sale and Leaseback Transactions. ...................................................71 10.7 Sanctions and Anti-Corruption Laws.....................................................................71 10.8 Environmental Matters...........................................................................................72 10.9 Compliance with All Applicable Law and Material Contractual Obligations .......72 10.10 Project Equipment Supply Agreement...................................................................72 10.11 Know Yor Customer. .............................................................................................73 10.12 Maintenance of Properties. ....................................................................................74 10.13 Right of the Lenders to Inspect Property. ..............................................................74 10.14 Accuracy of Information. .......................................................................................74 10.15 Obligations of the Loan Parties..............................................................................75 10.16 Further Assurances.................................................................................................75 10.17 Merger, Consolidation or Sale of Assets. ..............................................................75

iii 10.18 Amendments to Documents. ..................................................................................76 10.19 Financial Covenants in Other Agreements. ...........................................................76 10.20 Evidence of Transfer. .............................................................................................76 ARTICLE 11 CONDITIONS PRECEDENT ............................................................................76 11.1 Conditions Precedent to the Amendment and Restatement Effective Date ...........76 11.2 Additional Conditions Precedent to Covered Loans ..............................................79 11.3 Additional Conditions Precedent to Commercial Loans .......................................80 ARTICLE 12 EVENTS OF DEFAULT AND REMEDIES .....................................................81 12.1 Events of Default ...................................................................................................81 12.2 Remedies upon Default ..........................................................................................84 ARTICLE 13 CHANGES TO PARTIES ..................................................................................84 13.1 Assignment by Lenders..........................................................................................84 13.2 Assignment by Borrower .......................................................................................87 13.3 Assignment to OeKB Guarantor ............................................................................87 ARTICLE 14 ADMINISTRATIVE PARTIES .........................................................................87 14.1 Appointment of the Facility Agent ........................................................................87 14.2 Instructions to the Facility Agent ...........................................................................88 14.3 Duties of the Facility Agent ...................................................................................89 14.4 Role of the Mandated Lead Arranger ....................................................................91 14.5 No Fiduciary Duties ...............................................................................................91 14.6 Business with the Borrower ...................................................................................92 14.7 Responsibility for Documentation .........................................................................92 14.8 Exclusion of Liability ............................................................................................93 14.9 Lender’s Indemnity ................................................................................................95 14.10 Resignation and Replacement of the Facility Agent..............................................95 14.11 Facility Agent and ECA Agent Relationship with the Covered Lenders ..............96 14.12 Appointment of the ECA Agent. ...........................................................................97 14.13 Representations and Agreement. ...........................................................................98 14.14 Communications. ...................................................................................................98 14.15 Limitation on Right to Make Claims. ....................................................................98 14.16 Resignation of the ECA Agent. .............................................................................99 14.17 Replacement of the ECA Agent. ..........................................................................100 14.18 No Liability. .........................................................................................................100 14.19 Agent’s Confidentiality ........................................................................................101 14.20 Consent of the OeKB Guarantor. .........................................................................101 14.21 Credit Appraisal by the Covered Lenders ............................................................101 14.22 Deduction from Amounts Payable by Administrative Parties .............................102 14.23 Notice Period .......................................................................................................102 14.24 Payments ..............................................................................................................102 14.25 Agents as Lender..................................................................................................102

iv ARTICLE 15 CONDUCT OF BUSINESS BY THE FINANCE PARTIES .........................103 15.1 Conduct of Business by the Finance Parties. .......................................................103 ARTICLE 16 PAYMENT MECHANICS ...............................................................................103 16.1 Payments to the Agents ........................................................................................103 16.2 Distributions by the Agents .................................................................................103 16.3 Distributions to the Borrower ..............................................................................104 16.4 Clawback..............................................................................................................104 16.5 No Set-Off by the Borrower ................................................................................104 16.6 Business Days ......................................................................................................104 16.7 Currency of Account ............................................................................................104 16.8 Change of Currency .............................................................................................105 ARTICLE 17 SET-OFF ............................................................................................................105 ARTICLE 18 BAIL-IN PROVISIONS ....................................................................................105 ARTICLE 19 CALCULATIONS AND CERTIFICATES ....................................................106 19.1 Day Count Conventions .......................................................................................106 19.2 Financial Calculations ..........................................................................................106 ARTICLE 20 CONFIDENTIAL INFORMATION ...............................................................106 20.1 Confidential Information. ....................................................................................106 20.2 Entire Agreement Regarding Confidentiality ......................................................107 20.3 Inside Information ................................................................................................108 20.4 Continuing Obligations ........................................................................................108 ARTICLE 21 NOTICES ...........................................................................................................108 21.1 Notices .................................................................................................................108 21.2 Notification of Address and Fax Number ............................................................109 21.3 Electronic Communication ..................................................................................110 ARTICLE 22 GENERAL..........................................................................................................110 22.1 Partial Invalidity...................................................................................................110 22.2 Reliance and Non-Merger ....................................................................................111 22.3 Remedies and Waivers .........................................................................................111 22.4 Amendment and Waiver ......................................................................................111 22.5 English Language.................................................................................................113 22.6 Further Assurances...............................................................................................113 22.7 Judgment Currency ..............................................................................................113 22.8 Remedies Cumulative ..........................................................................................114 22.9 Entire Agreement .................................................................................................114 22.10 Governing Law; Jurisdiction................................................................................114 22.11 Service of Process. ...............................................................................................115 22.12 Waiver of Jury Trial .............................................................................................116 22.13 USA PATRIOT Act. ............................................................................................116

v 22.14 Counterparts .........................................................................................................116 22.15 No Third-Party Beneficiaries ...............................................................................116 22.16 Severability ..........................................................................................................117 22.17 Survival ................................................................................................................117 22.18 Reinstatement .......................................................................................................117 22.19 Amendment and Restatement ..............................................................................117 Schedule 8.1(n) Environmental Matters Schedule A Commitments Schedule B Form of Transfer Certificate Schedule C-1 Covered Loan Utilization Requests Schedule C-2 Form of Commercial Loan Utilization Request Schedule D Forms of Exporter’s Certificate Schedule E Applicable Margin Schedule F Compliance Certificate Schedule G Payment Steps Exhibit A-1 Form of U.S. Tax Compliance Certificate Exhibit A-2 Form of U.S. Tax Compliance Certificate Exhibit A-3 Form of U.S. Tax Compliance Certificate Exhibit A-4 Form of U.S. Tax Compliance Certificate

AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December ___ , 2022 (this “Agreement”), among EXPLORATORY VENTURES, LLC, a limited liability company that is duly formed and validly existing under the laws of the state of Delaware (the “Borrower”), UNITED STATES STEEL CORPORATION, a corporation that is duly incorporated and validly existing under the laws of the state of Delaware (the “Parent Guarantor”); KFW IPEX- BANK GMBH (“KfW IPEX-Bank”), as Mandated Lead Arranger and ECA Structuring Bank; KFW IPEX-BANK, as Facility Agent (in such capacity together with its permitted successors and assigns, the “Facility Agent”), KFW IPEX-BANK, as ECA Agent (in such capacity together with its permitted successors and assigns, the “ECA Agent”), THE FINANCIAL INSTITUTIONS listed on Schedule A (Commitments) as lenders (each, a “Lender” and together, the “Lenders”); and other parties party hereto from time to time. Capitalized terms shall be defined as set forth in Section 1.1 (Definitions). WHEREAS, United States Steel Corporation assigned its rights and interests in, to and under that certain Credit Agreement, dated as of December 10, 2019 (as amended, supplemented, or otherwise modified prior to the Amendment and Restatement Effective Date, the “Original Credit Agreement”), by and among the Parent Guarantor, as borrower, KfW IPEX- Bank, GmbH, as Facility Agent and ECA Agent, and the Lenders party thereto from time to time, and the other Finance Documents, and its obligations and liabilities arising thereunder, to Exploratory Ventures, LLC, a wholly-owned Subsidiary of United States Steel Corporation, under the Assignment and Assumption Agreement; WHEREAS, the Parent Guarantor has entered into the Project Equipment Supply Agreement with the Exporter for the supply of certain equipment and services from suppliers within Austria in connection with certain upgrades at the Mon Valley Works Project (as defined in the Original Credit Agreement) in Braddock, Pennsylvania; WHEREAS, the Parent Guarantor has amended the Project Equipment Supply Agreement to instead make certain upgrades at the Mini-Mill2 Project in Osceola, Arkansas; WHEREAS, the Parent Guarantor (i) assigned its rights and interests in, to and under the Project Equipment Supply Agreement, and its obligations and liabilities arising thereunder, to the Borrower and (ii) became a guarantor of the Borrower with respect to the Borrower’s obligations and liabilities arising under the Project Equipment Supply Agreement; WHEREAS, the Borrower wishes to continue (i) the Commercial Loans and Covered Loans under and as defined in the Original Credit Agreement and (ii) make certain amendments to provide for the application of the Covered Loans to the Mini-Mill2 Project instead of the Mon Valley Works Project on the terms set forth in this Agreement; WHEREAS, in order to confirm its commitment to the Project Upgrades, the Exporter has executed and delivered to the Facility Agent the Exporter’s Undertaking and the Exporter’s Certificate; WHEREAS, in order to finance the Project Upgrades, the Borrower has requested that the Lenders continue to make available to it two loan commitments consisting of (a) covered loan commitments not to exceed $250,000,000, the purpose of which is to finance (i) 85% of the 22

2 Eligible Project Costs and (ii) 100% of the OeKB Guarantee Premium and (b) commercial loan commitments not to exceed the Down Payment; and WHEREAS, in order to induce the Lenders to continue such covered loan commitments, (i) the OeKB Guarantor has affirmed its continued guarantee of the covered obligations and (ii) the Parent Guarantor has agreed to guarantee the Obligations; and WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities existing under the Original Credit Agreement or evidence payment of all or any of such obligations and liabilities, that this Agreement amend and restate in its entirety the Original Credit Agreement and continue any Loans and Commitments under the Original Credit Agreement, as so amended and restated, and that from and after the Amendment and Restatement Effective Date the Original Credit Agreement be of no further force or effect except as to evidence the incurrence of the obligations of the Borrower thereunder and as otherwise set forth hereunder; NOW, THEREFORE, THIS AGREEMENT WITNESSES that, in consideration of the covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: Article 1 INTERPRETATION 1.1 Definitions. For the purposes of this Agreement: “Actions” means any legal, governmental or regulatory actions, claims, suits, arbitrations or proceedings. “Adjusted Term SOFR Rate” means the Term SOFR, plus 0.42826%. “Administrative Party” means any of the Mandated Lead Arranger or an Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, any other Person which directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person. “Agents” means the ECA Agent and the Facility Agent, and “Agent” means either the ECA Agent or the Facility Agent. “Agreement” has the meaning given to it in the introductory paragraph hereto.

3 “Amended and Restated IPEX Fee Letter” means the Amended and Restated IPEX Fee Letter, dated on or around the date of the Amendment and Restatement Effective Date, between the Borrower and KfW IPEX-Bank. “Amendment and Restatement Agreement” means that certain Amendment and Restatement Agreement, dated as of the Amendment and Restatement Effective Date, by and among the Borrower, the Parent Guarantor, the Facility Agent, the ECA Agent and the Lenders. “Amendment and Restatement Effective Date” has the meaning given to it in Section 11.1 (Conditions Precedent to the Closing Date). “Anti-Corruption Laws” means any laws, rules or regulations relating to corruption or bribery, including the FCPA. “Anti-Money Laundering Laws” means any rules or regulations relating to money laundering, terrorism financing, or transactions involving the proceeds of illegal activities, including the US Bank Secrecy Act, USA PATRIOT Act, US Money Laundering Control Act and all related implementing regulations. “Applicable Law” means any law (including common law and equity), any international or other treaty, any domestic or foreign constitution or any multinational, federal, provincial, territorial, state, municipal, county or local statute, law, ordinance, code, rule, regulation, Order (including any securities laws or requirements of stock exchanges and any consent, decree or administrative Order), or Authorization of a Governmental Body in any case applicable to any specified Person, property, transaction or event, or any such Person’s property or assets (and, in the case of Section 7.3 (Change in Circumstances), whether or not having the force of law), including the Occupational Safety and Health Act of 1970 and other applicable law relating to safety, labor and employee matters and related rules and standards. “Applicable Margin” has the meaning given to it in Schedule E of the Credit Agreement. “Applicable Percentage” means, with respect to any Lender at any time, the percentage of the total principal amount of the Loans held by such Lender or, if at such time, no Loans have yet been advanced, the percentage of the Total Commitments of all Lenders held by such Lender at such time. “Assignment and Assumption Agreement” means that certain Assignment and Assumption Agreement, in form and substance satisfactory to the Facility Agent, by and between the Borrower and the Parent Guarantor. “Attributable Debt” means, with respect to any sale and leaseback transaction, at the time of determination, the lesser of (a) the sale price of the property so leased multiplied by a fraction the numerator of which is the remaining portion of the base term of the lease included in such transaction and the denominator of which is the base term of such lease, and (b) the total obligation (discounted to the present value at the implicit interest factor, determined in accordance with GAAP, included in the rental payments) of the lessee for rental payments (other than amounts required to be paid on account of property Taxes as well as maintenance, repairs, insurance, water

4 rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such transaction. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 5.8(d) (Unavailability of Tenor of Benchmark). “Authorization” means any authorization, approval, consent, concession, exemption, license, permit, franchise or no-action letter from any Governmental Body. “Authorized Officer” means, with respect to any Person, the principal executive officer, principal financial officer, corporate secretary, assistant corporate secretary or principal accounting officer or any attorney-in-fact of such Person. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Reference Bank Rate” means the arithmetic mean of the rates (rounded upwards, if necessary, to the next 1/16th of 1%) as supplied to the Facility Agent at its request by the Reference Banks; provided, that such rate shall in no case be lower than 0.00% per annum: (a) (other than where paragraph (b) below applies) as the rate at which the relevant Reference Bank could borrow funds in the London interbank market in U.S. Dollars and for the relevant period were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in U.S. Dollars for that period (or, to the extent such rate is unavailable, Section 5.10 (Cost of Funds) shall apply); or (b) if different, as the rate (if any and applied to U.S. Dollars and the relevant Reference Bank period) which contributors to the applicable Screen Rate are asked to submit to the relevant administrator. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current

5 Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 5.8(a) (Benchmark Replacement). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Facility Agent for the applicable Benchmark Replacement Date: (a) Daily Simple SOFR; or (b) the sum of: (i) the alternate benchmark rate that has been selected by the Facility Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Finance Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then- current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Facility Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” means a date and time determined by the Facility Agent, which date shall be no later than the earliest to occur of the following events with respect to the then- current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such

6 clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Finance Document in accordance with Section 5.8 (Benchmark Replacement Setting) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Finance Document in accordance with Section 5.8 (Benchmark Replacement Setting).

7 “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (A) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (B) a “plan” as defined in Section 4975 of the Code or (C) any person or entity whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Board of Directors” means either the board of directors of the Parent Guarantor, or board of managers or members of the Borrower, as applicable, or any duly authorized committee of such board. “Borrower” has the meaning given to it in the introductory paragraph hereto. “Break Costs” means the amount (if any) by which: (a) the interest which a Lender should have received for the period from the date of funding (or proposed funding) of all or any part of its participation in the Loan to the last day of the current Interest Period in respect of the Loan, had the Loan been made and the principal amount been paid on the last day of such Interest Period; exceeds: (b) the sum of the amount it did receive as interest plus the amount which such Lender would be able to obtain by placing an amount equal to the principal amount received by it on deposit with a leading bank in the London interbank market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period (or, to the extent such rate is unavailable, Section 5.10 (Cost of Funds) shall apply). “Business Day” means any day, other than a Saturday, Sunday or statutory holiday in any one of New York City, New York or Frankfurt am Main, Germany or a day on which banks are generally closed in any one of those cities. “Capital Lease Obligations” of any Person, means obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required under GAAP to be classified and accounted for as capital leases on a balance sheet of such Person; provided that all leases of any Person that are or would have been characterized as operating leases in accordance with GAAP as in effect immediately prior to the Original Effective Date shall continue to be accounted for as operating leases (and not capital leases) for purposes of this Agreement regardless of any change in GAAP following the date that would otherwise require such leases to be recharacterized as capital leases. The amount of such obligations will be the capitalized amount thereof determined in accordance with GAAP. “Change of Control” means and shall occur if:

8 (x) with respect to the Parent Guarantor: (a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (a) such person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests of the Parent Guarantor; (b) individuals who on the Original Closing Date constituted the Board of Directors of the Parent Guarantor (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Parent Guarantor was approved by a vote of a majority of the directors of the Parent Guarantor then still in office who were either directors on the Original Closing Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Board of Directors then in office; (c) the adoption of a plan relating to the liquidation or dissolution of the Parent Guarantor ; or (d) the merger or consolidation of the Parent Guarantor with or into another Person or the merger of another Person with or into the Parent Guarantor, or the sale of all or substantially all the assets of the Parent Guarantor (determined on a consolidated basis) to another Person, other than a merger or consolidation transaction in which shareholders that represented 100% of the Equity Interests of the Parent Guarantor immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Equity Interests of the surviving Person in such merger or consolidation transaction immediately after such transaction and in substantially the same proportion as before the transaction; and (y) with respect to the Borrower: (a) at any time, Big River Steel Holdings LLC shall cease to be the sole member of the Borrower; provided that, such occurrence shall not constitute a Change of Control if (i) the Parent Guarantor continues to, directly or indirectly, own 99.90% of the outstanding shares, units, interests, participations or other equivalents (however designated) of the Borrower, (ii) the Borrower has notified the Facility Agent of such transaction at least 20 Business Days in advance, and (iii) the Borrower has complied with any “know your customer” requests from all Lenders; or (b) at any time, the Parent Guarantor shall cease to, directly or indirectly, own or control 99.90% of the outstanding shares, units, interests, participations or other equivalents (however designated) of the Borrower. “Claim” means any claim, loss or liability of any nature whatsoever, including but not limited to administrative, regulatory enforcement or judicial or equitable action, claim, suit, or judgment by

9 any other Person or any written notice by any Governmental Body, other than any Tax that does not represent a claim, loss or liability arising from a non-Tax claim. “Class” when used in reference to any Loan or borrowing, means whether such Loan, or the Loans constituting such borrowing, are Covered Loans or Commercial Loans; or when used in reference to any Commitment, refers to whether such Commitment is a Covered Loan Commitment or Commercial Loan Commitment. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Commercial Lenders” means the banks and financial institutions listed on Schedule A (Commitments) under the heading “Commercial Loan Commitments” (and any other bank and financial institution that shall become a Commercial Lender pursuant to Section 13.1 (Assignment by Lenders)). “Commercial Loan” has the meaning given to it in Section 2.1(b) (Commercial Loans). “Commercial Loan Additional Closing Date” has the meaning given to it in Section 11.3 (Additional Conditions Precedent to Commercial Loans). “Commercial Loan Commitment” means the commitment of a Commercial Lender to make Commercial Loans to the Borrower, up to an aggregate amount, at any one time outstanding, not in excess of such Commercial Lender’s Proportionate Share of the Total Commercial Loan Commitment at such time. “Commercial Loan Commitment Fee” means the commitment fee payable to the Lenders in respect of the Commercial Loan Commitment in accordance with Section 5.12(b) (Commercial Loan Commitment Fee). “Commercial Loan Commitment Period” means the period from and including the Original Closing Date to and including the earliest of: (a) the date the Commercial Loans are drawn in full; (b) the termination or cancellation in full of the Commercial Loan Commitments hereunder; and (c) in any case, no later than 42 months following the Original Effective Date. provided that, in each case, if any such date is not a Business Day, the last day of the Commercial Loan Commitment Period shall be the immediately preceding Business Day. “Commercial Loan Utilization Request” means a written notice (substantially in the form set out on Schedule C-2 (Commercial Loan Utilization Request)) requesting a Utilization in accordance with Section 3.1 (Delivery of a Utilization Request). “Commitment” means, in respect of each applicable Lender at any time, the amount specified with respect to such (a) Covered Lender on Schedule A (Commitments) under the heading

10 “Covered Loan Commitments” and (b) such Commercial Lender on Schedule A (Commitments) under the heading “Commercial Loan Commitments” (in each case, as shall be amended in accordance with Section 13.1 (Assignment by Lenders) and distributed to all parties by the Facility Agent from time to time to reflect any changes thereto), as such amount may be reduced from time to time by such Lender’s Applicable Percentage of any cancellation of any unused portion of the Commitment. “Commitment Fee” means the commitment fee payable to the Lenders in accordance with Section 5.12(a) (Covered Loan Commitment Fee) and Section 5.12(b) (Commercial Loan Commitment Fee). “Completion Certificate” means a certificate signed by the Borrower and Exporter in the form set out on Schedule D – Part III (Completion Certificate). “Compliance Certificate” means a certificate of an Authorized Officer of the Borrower in the form set out on Schedule F (Compliance Certificate). “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 5.10 (Cost of Funds), Section 5.11 (Break Costs) and other technical, administrative or operational matters) that the Facility Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Facility Agent in a manner substantially consistent with market practice (or, if the Facility Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Facility Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Facility Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Finance Documents). “Confidential Information” has the meaning given to it in Section 20.1 (Confidential Information). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profit Taxes. “Consolidated Net Tangible Assets” means, as of the time of determination, the aggregate amount of the assets of the Parent Guarantor and the assets of its consolidated Subsidiaries after deducting (a) all goodwill, trade names, trademarks, service marks, patents, unamortized debt discount and expense and other intangible assets and (b) all current liabilities, as reflected on the most recent consolidated balance sheet prepared by the Parent Guarantor in accordance with GAAP and provided to the Facility Agent pursuant to Section 10.1(a)(i) (Quarterly Statements) or Section 10.1(a)(ii) (Annual Consolidated Statements) (and not subsequently disclaimed as not

11 being reliable by the Parent Guarantor) by the Parent Guarantor prior to the time as of which “Consolidated Net Tangible Assets” is being determined. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of the property owned by it is bound. “Control” means, in respect of a particular Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power including the ownership of voting securities, by contract or otherwise in respect of both ordinary and extraordinary matters (including reorganization, restructuring and the amendment of any applicable constitutional document). “Controlled” shall have the meaning correlative thereto. “Covered Lenders” means the banks and financial institutions listed on Schedule A (Commitments) under the heading “Covered Loan Commitments” (and any other bank and financial institution that shall become a Covered Lender pursuant to Section 13.1 (Assignment by Lenders)). “Covered Loan” has the meaning given to it in Section 2.1(a)(ii) (Premium Loans). “Covered Loan Additional Closing Date” has the meaning given to it in Section 11.2 (Additional Conditions Precedent to Covered Loans). “Covered Loan Commitment” means the commitment of a Covered Lender to make Covered Loans to the Borrower, up to an aggregate amount, at any one time outstanding, not in excess of such Covered Lender’s Proportionate Share of the Total Covered Loan Commitment at such time. “Covered Loan Commitment Fee” means the commitment fee payable to the Lenders in respect of the Covered Loan Commitment in accordance with Section 5.12(a) (Covered Loan Commitment Fee). “Covered Loan Commitment Period” means the period from and including the Original Closing Date to and including the earliest of: (i) the date the Covered Loans are drawn in full; (ii) the termination or cancellation in full of the Covered Loan Commitments hereunder; and (iii) in any case, no later than 42 months following the Original Effective Date. provided that, in each case, if any such date is not a Business Day, the last day of the Covered Loan Commitment Period shall be the immediately preceding Business Day. “Covered Loan Utilization Request” means a written notice (substantially in the form set out on Schedule C-1 (Covered Loan Utilization Requests)) requesting a Utilization, as the context may require, in accordance with Section 3.1 (Delivery of a Utilization Request).

12 “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Facility Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Facility Agent decides that any such convention is not administratively feasible for the Facility Agent, then the Facility Agent may establish another convention in its reasonable discretion. “Default” means any event or condition which, upon notice, lapse of time, or both, would constitute an Event of Default. “Defaulting Lender” has the meaning given to it in Section 2.2(a) (Finance Parties’ Rights and Obligations). “Down Payment” means an amount equal to 15% of the Eligible Project Costs. “ECA Agent” has the meaning given to it in the introductory paragraph hereto. “ECA Mandatory Prepayment Event” means each of the following events or circumstances: (a) it is or becomes unlawful for the OeKB Guarantor to perform any of its obligations under the OeKB Guarantee or for the Covered Lenders to receive the benefit of the OeKB Guarantee; (b) any obligation or obligations of the OeKB Guarantor under the OeKB Guarantee are not or cease to be legal, valid, binding or enforceable or the OeKB Guarantee is not or ceases to be in full force and effect; or (c) the OeKB Guarantor avoids, rescinds, repudiates, suspends, cancels or terminates all or part of the OeKB Guarantee or evidences an intention to or purports to avoid, rescind, repudiate, suspend, cancel or terminate all or a part of the OeKB Guarantee. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway, as well as any other country which becomes an EEA Member Country in the future. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Goods and Services” means goods and services including third country supply that are eligible for support under the terms of the OeKB Guarantee and the OECD 1981 Arrangement on Guidelines for Officially Supported Export Credits Consensus (as amended).

13 “Eligible Local Costs” means any expenditure in respect of Local Costs in the total amount not exceeding the lower of: (a) $48,808,685.84; and (b) 23% of the Export Contract Value. “Eligible Project Costs” means the amount payable for Eligible Goods and Services and Eligible Local Costs under the Project Equipment Supply Agreement that is eligible for financing under the limits and under the conditions contained in the OeKB Guarantee in the total amount not exceeding $250,300,953.02. “Eligible Project Cost Loan” has the meaning given to it in Section 2.1(a)(i) (Eligible Project Cost Loans). “Entitled Person” has the meaning given to it in Section 22.7 (Judgment Currency). “Environment” means all or any of the following media: (a) air (including, without limitation, air within natural or man-made structures, whether above or below ground); (b) water (including, without limitation, territorial, coastal and inland waters, water under or within land and water in drains and sewers); (c) land (including, without limitation, land under water); and (d) any ecological systems, animals, plants and all other living organisms supported by these media. “Environmental Claim” means any action, proceeding, litigation or claim by any Person, or investigation by any Governmental Body, alleging or asserting that the Borrower or its Subsidiaries is in violation of Environmental Law or with respect to any release of, or exposure to, Hazardous Materials. “Environmental Law” means any and all laws, rules and regulations, and any lawful Orders of any Governmental Body, in each case as now or hereafter in effect and applicable to the Borrower or any of its Subsidiaries, relating to the protection of the Environment or biodiversity, the effects of the environment on health and safety (including the conditions of the workplace) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. “Environmental Matter” means any: (a) release of Hazardous Materials; (b) failure to conserve, preserve or protect the Environment or any wildlife supported by the Environment; or

14 (c) violation of Environmental Law. “Environmental Permits” means any Authorization required under any Environmental Law for the operation of the business of the Borrower conducted on or from the properties owned or used by the Borrower. “Equator Principles” means those principles entitled “The Equator Principles June 2013: A financial industry benchmark for determining, assessing and managing environmental and social risk in projects” and developed and adopted by the International Finance Corporation and various other financial institutions available at https://equator-principles.com/. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any trade or business (whether or not incorporated) treated as a single employer or under common control with the Borrower for the purpose of Section 414 of the Code or Section 4001 of ERISA. “ERISA Event” means (a) the occurrence of a reportable event specified as such in Section 4043 of ERISA or any related regulation, other than an event in relation to which the requirement to give notice of that event is waived by any regulation as in effect on the date of such occurrence with respect to a Plan (other than a Multiemployer Plan), (b) (i) a failure to meet the minimum funding standard with respect to a Plan (other than a Multiemployer Plan) under Section 412 of the Code or Section 302 of ERISA, whether or not there has been any waiver of notice (as referred to in subsection (a) above) or waiver of the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, (ii) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan or (iii) the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Plan (other than a Multiemployer Plan) or the failure to make any required contribution to a Multiemployer Plan, (c) any termination of, withdrawal from or other event or condition with respect to any Plan which would reasonably be expected to result in liability of the Borrower, the Parent Guarantor or ERISA Affiliate under Title IV of ERISA (other than premiums to the Pension Benefit Guaranty Corporation or its successor), (d) a determination that a Multiemployer Plan is or is expected to be “insolvent” (within the meaning of Section 4245 of ERISA), or in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA, (e) a determination that any Plan (other than a Multiemployer Plan) is considered an “at-risk” plan within the meaning of Section 430 of the Code or Section 303 of ERISA, (f) the occurrence of an act or omission which would reasonably be expected to give rise to the imposition on the Borrower, the Parent Guarantor or any of its ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Plan, (g) any fact or circumstance exists that would reasonably be expected to result in the imposition of a lien pursuant to ERISA or Section 430(k) of the Code or a violation of Section 436 of the Code with respect to any Plan, (h)

15 with respect to any Plan that is intended to be a qualified plan under Section 401(a) of the Code (other than a Multiemployer Plan), any occurrence or event that results or would reasonably be expected to result in the loss of the Plan’s qualified status or (i) the occurrence of a non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to a Plan (other than a Multiemployer Plan). “ESP Amendment” has the meaning given to it in the definition of Project Equipment Supply Agreement. “EU Anti-Boycott Regulations” means (a) the Council Regulation (EC) No 2271/96 of 22 November 1996 protecting against the effects of the extra-territorial application of legislation adopted by a third country, and actions based thereon or resulting therefrom and (b) Section 7 of the German Foreign Trade Regulation (Außenwirtschaftsverordnung or AWV) in connection with the German Foreign Trade Law (Außenwirtschaftsgesetz or AWG) or any similar applicable anti- boycott statute. “EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time. “Event of Default” has the meaning given to it in Section 12.1 (Events of Default). “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Article 6 (Taxes), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Article 6(g) (Status of Lenders) and (d) any withholding Taxes imposed under FATCA. “Existing Lender” has the meaning given to it in Section 13.1(b) (Assignment to by Lenders). “Export Contract Value” means the total amount to be paid by or on behalf of the Borrower for Eligible Goods and Services exported, excluding Local Costs, in the total amount not exceeding $201,492,267.18. “Exporter” means Primetals.

16 “Exporter’s Certificate” means a notice substantially in the form set out in Schedule D (Form of Exporter’s Certificate) or in such other form as may be agreed by the Exporter and the Facility Agent. “Exporter’s Declaration” means a letter of indemnity from the Exporter to the ECA Agent (Exporteurerklärung) with respect to the Project Upgrades. “Exporter’s Undertaking” means a letter of indemnity (“Rückgarantie (G3)”) from the Exporter to the OeKB Guarantor with respect to the Project Upgrades. “Facility Agent” has the meaning given to it in the introductory paragraph hereto. “Facility Agent’s Account” means the account of the Facility Agent at Citibank N.A. New York, SWIFT Number: CITIUS33, Account Holder: KfW, Frankfurt am Main (BIC: KFWIDEFF), Account Number: 10926093, Reference: 8137749064 United States Steel KV29458, or such other account as may be designated by the Facility Agent to the Borrower. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Bodies and implementing such Sections of the Code. “FCPA” means the U.S. Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. §§ 78dd 1 et seq.) “Fee Letters” means any letter entered into by reference to this Agreement between one or more of the Finance Parties and the Borrower setting out the amount of any fees referred to in this Agreement, including, without limitation the Amended and Restated IPEX Fee Letter. “Final Acceptance” means the Mini-Mill2 Final Acceptance. “Final Maturity Date” means (a) for the Covered Loans, the fifteenth (15th) following the occurrence of the First Repayment Date and (b) for the Commercial Loans, the ninth (9th) Interest Payment Date following the occurrence of the First Repayment Date. “Finance Documents” means: (a) this Agreement; (b) the Fee Letters; (c) any Transfer Certificate; (d) any Notes; (e) the Parent Guarantee;

17 (f) the Amendment and Restatement Agreement; (g) the Assignment and Assumption Agreement; and all other agreements, instruments and documents from time to time (both before and after the date of this Agreement) designated as such by the Facility Agent and the Borrower. “Finance Parties” means each Lender and Administrative Party and “Finance Party” means any Lender or Finance Party. “Financial Statements” means the financial statements delivered on the Amendment and Restatement Effective Date and those required to be delivered pursuant to Section 10.1 (Reporting Requirements; Notices). “First Coil Date” means the date upon which the cold commissioning (i.e. “first coil”) at the Mini- Mill2 Project has been achieved, as certified by the Loan Parties. “First Repayment Date” means the earlier of the date falling six months after the Starting Point of Credit and October 31, 2023. “Fiscal Quarter” means each calendar quarter ending on March 31, June 30, September 30 and December 31 of each year. “Fiscal Year” means the period of January 1 to December 31 of each year. “Fitch” means Fitch, Inc. or any successor to its rating business. “Floor” means a rate of interest equal to 0%. “Foreign Lender” means a Lender that is not a U.S. Person. “GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession. “Governmental Body” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, arbitrator or arbitrators, tribunal, central bank or enterprise that is owned, sponsored, or controlled by any government, or any other entity exercising executive, legislative, judicial or arbitral, taxing, regulatory or administrative powers or functions or pertaining to government (including any applicable stock exchange and supra- national bodies such as the European Union or the European Central Bank) and in each case having jurisdiction over the Borrower, the Project Upgrades or the Finance Documents, as the context may require. “Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the

18 purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise) or (b) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such oblige against loss in respect thereof (in whole or in part); provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee,” when used as a verb, has a correlative meaning. “Hazardous Material” means any pollutant, contaminant or toxic or hazardous material or substance or waste that is now or hereafter prohibited, limited or regulated under any Environmental Law. “Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest rate, currency exchange rate or commodity price hedging arrangement. “Impaired Agent” means the ECA Agent, at any time when: (a) it has failed to make (or has notified a party that it shall not make) a payment required to be made by it under the Finance Documents by the due date for payment unless the ECA Agent notifies the Borrower in writing that one or more of the conditions precedent to funding has not been satisfied, unless: (i) its failure to pay is caused by administrative or technical error and payment is made within three (3) Business Days of its due date; or (ii) the ECA Agent is disputing in good faith whether it is contractually obliged to make the payment in question; or (b) the ECA Agent otherwise rescinds or repudiates a Finance Document; or (c) (if the ECA Agent is also a Lender) it is a Defaulting Lender; or (d) with respect to the ECA Agent, or its direct or indirect parent company, (i) an Insolvency Event has occurred and is continuing or (ii) has become the subject of a Bail-In Action. “Impairment” means the rescission, termination, cancellation, repeal, invalidity, suspension, injunction, inability to satisfy stated conditions to effectiveness or amendment, modification or supplementation. “Incur” means issue, assume, guarantee or otherwise become liable; and the terms “Incurred” and “Incurrence” have meanings correlative to the foregoing. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind (other than unspent cash deposits held in escrow by or in favor of such Person, or in a segregated deposit account controlled by such Person, in each case in the ordinary course of business to secure the performance obligations or, damages owing from, one or more third parties), (b) all obligations of such Person

19 evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person on which interest charges are customarily paid (other than obligations where interest is levied only on late or past due amounts), (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all unpaid obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty (other than cash collateralized letters of credit to secure the performance of workers’ compensation, unemployment insurance, other social security laws or regulations, bids, trade contracts, leases, environmental and other statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case, obtained in the ordinary course of business), (j) all capital stock of such Person which is required to be redeemed or is redeemable at the option of the holder if certain events or conditions occur or exist or otherwise, and (k) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except (i) to the extent that contractual provisions binding on the holder of such Indebtedness provide that such Person is not liable therefor, and (ii) in the case of general partnerships where the interest is held by a Subsidiary with no other significant assets. Notwithstanding the foregoing, the term “Indebtedness” will exclude obligations that are no longer outstanding under the applicable indenture or instruments therefor. Notwithstanding the foregoing, in connection with the purchase by the Borrower or any Subsidiary of any business, the term “Indebtedness” will exclude post- closing payment adjustments to which the seller may become entitled to the extent such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid when due. “Indemnified Party” has the meaning given to it in Section 7.5(a) (Indemnities). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Finance Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Insolvency Event” in relation to any Lender means that such Lender or its parent company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its parent company, or such Lender or its parent company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment. “Intellectual Property” means patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures,

20 proprietary or confidential information and all other intellectual property, industrial property and proprietary rights. “Interest Payment Date” means, subject to Article 5 (Interest, Interest Periods and Fees), of this Agreement, the last day of each Interest Period. “Interest Period” means each period determined in accordance with Article 5 (Interest, Interest Periods and Fees) of this Agreement and, in relation to overdue amounts, each period determined in accordance with Section 5.2 (Default Interest). “Interpolated Screen Rate” means the rate (rounded to the same number of decimal places as the two relevant Screen Rates) which results from interpolating on a linear basis between: (a) the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Loan; and (b) the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan, each as of the specified time for the currency of that Loan; provided, that such rate shall in no case be lower than zero. “IRS” means the United States Internal Revenue Service. “Judgment Currency” has the meaning assigned to that term in Section 22.7 (Judgment Currency). “KfW IPEX-Bank” has the meaning given to it in the introductory paragraph hereto. “Lenders” means each Person that is a party on the date hereof to this Agreement as an “initial Lender” and each other lender party hereto from time to time pursuant to Section 13.1 (Assignment by Lenders), and their respective permitted successors and assigns. “LIBOR” means, rounded upwards, if necessary, to the next 1/16th of 1%. (a) the applicable Screen Rate as of the specified time for the currency of that Loan and for a period equal in length to the Interest Period of that Loan; or (b) as otherwise determined pursuant to Section 5.6 (Unavailability of Screen Rate), and if, in either case, that rate is less than zero, LIBOR shall be deemed to be 0.00%. “LIBOR Quotation Day” means, in relation to any period for which an interest rate is to be determined, two Business Days before the first day of that period, unless market practice differs in the London interbank market for U.S. Dollars, in which case the Quotation Day for that currency shall be determined by the Facility Agent in accordance with market practice in the London interbank market (and if quotations would normally be given on more than one day, the Quotation Day shall be the last of those days).

21 “Lien” means any Indebtedness secured by a mortgage, security interest, pledge, lien, charge or other similar encumbrance. “Loan Party” means, collectively, the Borrower and the Parent Guarantor. “Loans” means loans provided under this Agreement pursuant to Article 2 (Loans). “Local Costs” means any expenditure in relation to goods or services supplied or rendered or to be supplied or rendered by the Exporter pursuant to the Project Equipment Supply Agreement in the buyer’s country. These exclude commissions payable to the Exporter's agent in the buying country. “Majority Lenders” means, at any time, one or more Lenders holding more than 50% of the Commitments or, if Loans have been made, of the outstanding principal amount of Loans at such time. The “Majority Lenders” of a particular Class of Loans means, at any time, one or more Lenders holding more than 50% of the Commitments of such Class or, if Loans have been made, of the outstanding principal amount of the Loans of such Class at such time. “Material Adverse Effect” means a material adverse effect on: (a) the financial condition, business, properties or results of operations of the Parent Guarantor and its Subsidiaries, taken as a whole, since September 30, 2019; (b) the validity, legality or enforceability of any Transaction Documents or the OeKB Guarantee; or (c) the rights and remedies of the Facility Agent or Lenders under any of the Transaction Documents. “Material Indebtedness” means Indebtedness (other than the (a) Loans and (b) Indebtedness owed by the Parent Guarantor or one of its Subsidiaries solely to the Parent Guarantor or the Borrower), or obligations in respect of one of more Hedging Agreements, of any one or more of the Parent Guarantor and its Subsidiaries, in an aggregate principal amount exceeding $100,000,000 (or the equivalent in other currencies). For purposes of determining Material Indebtedness, the “principal amount” of the obligations of any Person in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (after giving effect to any enforceable netting agreements) that such Person would be required to pay if such Hedging Agreement were terminated at such time. “Mini-Mill2 Final Acceptance” means an Acceptance Certificate or a Deemed Acceptance Certificate (each as defined in the Project Equipment Supply Agreement). “Mini-Mill2 Project” means the Borrower’s Mini-Mill2 premises located in or around Osceola, Arkansas. “Moody’s” means Moody’s Investors Service, Inc.

22 “Multiemployer Plan” means any multiemployer plan as defined in Section 3(37) of ERISA to which the Borrower or ERISA affiliate thereof is obligated to contribute. “Notes” means any note issued under Section 2.5(b) (Evidence of Indebtedness). “Obligations” means all indebtedness, liabilities, indemnities and other obligations owed by the Borrower to any Finance Party hereunder, under any other Finance Document or under the OeKB Guarantee (pursuant to the terms of the Finance Documents), including interest and fees occurring during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding whether actual or contingent, direct or indirect, matured or not, now existing or hereafter arising (including any fees or premium payable under the OeKB Guarantee (and in the case of the OeKB Guarantee Premium, only to the extent payable in accordance with Section 5.12(c) (OeKB Guarantee Premium).“OECD” means the Organization for Economic Co-operation and Development. “OeKB General Terms and Conditions” means Allgemeine Geschäftsbedingungen betreffend Garantien für gebundene Finanzkredite (G 3) und Forderungsankäufe (G 9), April 1999. “OeKB Guarantee” means the Guarantee (Endgültige Deckungszusage), in form and substance satisfactory to each of the Lenders, to be issued to the Lenders by the OeKB Guarantor in connection with the Covered Loans under this Agreement, such guarantee and the coverage thereunder being subject to the terms and conditions set forth in a final guarantee confirmation, the OeKB General Terms and Conditions, the OeKB Guarantor’s general conditions and any other conditions, guidelines or directives whatsoever which are binding on the Covered Lenders in relation to the Covered Loans hereunder. “OeKB Guarantee Premium” means the insurance premium payable by the Covered Lenders under and in respect of the OeKB Guarantee and which amount the Borrower agrees herein to pay on behalf of the Covered Lenders as a condition for the Covered Lenders to make funds available for the financing of the Project Upgrades. “OeKB Guarantor” means Oesterreichische Kontrollbank AG. “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Officer’s Certificate” means a certificate in form satisfactory to the Facility Agent, acting reasonably, signed by a principal executive officer, principal financial officer, treasurer or principal accounting officer and which shall list any officer or Authorized Officer who has been given sufficient powers and authority under Applicable Law and the Borrower’s constitutional documents (or powers of attorney or written resolutions executed in accordance with the Borrower’s constitutional documents) and whose name appears on a certificate of incumbency delivered concurrently with the execution of this Agreement, as such certificate of incumbency may be amended from time to time to identify names of the individuals then holding such offices or the names of such representatives and the capacity in which they are acting, in each case as may be acceptable to the Facility Agent. “Order” means any order, directive, decree, judgment, ruling, award, injunction, direction or request of any Governmental Body or other decision-making authority.

23 “Original Closing Date” means February 19, 2020. “Original Credit Agreement” has the meaning given to it in the introductory paragraph hereto. “Original Effective Date” means December 10, 2019, the date of signing of the Original Credit Agreement. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Finance Document, or sold or assigned an interest in any Loan or Finance Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Finance Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment. “Parent Guarantee” means that certain Parent Guarantee, dated as of the Amendment and Restatement Effective Date, by and between the Parent Guarantor and the Facility Agent. “Parent Guarantor” has the meaning assigned to such term in the preamble. “Parent PESA Guarantee” means that certain Parent Company Guarantee, dated as of December ___ , 2022, by and among the Parent Guarantor and Primetals. “Participant” has the meaning given to it in Section 13.1(i) (Assignment by Lenders). “Participant Register” has the meaning given to it in Section 13.1(j) (Assignment by Lenders). “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Permitted Liens” means any of the following: (a) leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested Taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business; (b) Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ Liens, in each case for sums not yet overdue by more than 30 days or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review and Liens arising solely by virtue of any statutory or common law 22

24 provision relating to banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided, however, that such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board; (c) Liens for Taxes not yet subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings; (d) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not Incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person; (e) Liens securing Indebtedness Incurred to finance the construction, purchase or lease of, or repairs, improvements or additions to, property, plant or equipment of such Person; provided, however, that the Lien may not extend to any other property owned by such Person at the time the Lien is Incurred (other than assets and property affixed or appurtenant thereto), and the Indebtedness (other than any interest thereon) secured by the Lien may not be Incurred more than 180 days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to the Lien; (f) Liens existing on the Original Closing Date with respect to the Parent Guarantor; (g) Liens on property or shares of Equity Interests of another Person at the time such other Person becomes a Subsidiary of such Person; provided, however, that the Liens may not extend to any other property owned by such Person (other than assets and property affixed or appurtenant thereto); (h) Liens securing industrial revenue or pollution control bonds issued for the benefit of the Parent Guarantor; (i) Liens on property at the time such Person or any of its Subsidiaries acquires the property, including any acquisition by means of a merger or consolidation with or into such Person or a Subsidiary of such Person; provided, however, that the Liens may not extend to any other property owned by such Person (other than assets and property affixed or appurtenant thereto); (j) Liens securing Indebtedness or other obligations of a Subsidiary of such Person owing to such Person or a wholly-owned Subsidiary of such Person; (k) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clause (e), (f), (g), (h) or (i); provided, however, that: (i) such new Lien shall be limited to all or part of the same

25 property and assets that secured or, under the written agreements pursuant to which the original Lien arose, could secure the original Lien (plus improvements and accessions to, such property or proceeds or distributions thereof); and (ii) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (x) the outstanding principal amount or, if greater, committed amount of the Indebtedness under clause (e), (f), (g), (h) or (i) at the time the original Lien became a Permitted Lien pursuant to this Agreement and (y) an amount necessary to pay any fees and expenses, including premiums, related to such Refinancing, refunding, extension, renewal or replacement; and (l) Liens on assets subject to a sale and leaseback transaction securing Attributable Debt permitted to be Incurred pursuant to Section 10.6 (Limitation on Sale and Leaseback Transactions). “Permitted Transferee” means any assignee or transferee permitted pursuant to Section 13.1 (Assignment by Lenders). “Person” means and includes individuals, corporations, bodies corporate, limited or general partnerships, joint stock companies, limited liability companies, joint ventures, associations, companies, trusts, banks, trust companies, funds, Governmental Bodies or any other type of organization or entity, whether or not a legal entity. “PESA” has the meaning given to it in the definition of Project Equipment Supply Agreement. “PESA Assignment and Assumption Agreement” means that certain Assignment and Assumption Agreement dated as of December ___ , 2022 by and among the Parent Guarantor, the Borrower and Primetals. “Plan” means an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 of the Code), maintained by the Borrower or any ERISA Affiliate; or to which the Borrower has any liability, contingent or otherwise. “Premium Loan” has the meaning given to it in Section 2.1(a)(ii) (Premium Loans). “Primetals” means Primetals Technologies Austria GmbH or, as the context may require, Primetals Technologies USA LLC, an Affiliate of Primetals Technologies Austria GmbH, acting as agent therefor. “Principal Property” means any domestic blast furnace or steel producing facility, or casters that are part of a plant that includes such a facility, in each case located in the United States, having a net book value in excess of 1% of Consolidated Net Tangible Assets at the time of determination. “Project Equipment Supply Agreement” means, in each case together with the relevant purchase orders qualifying as Eligible Project Costs, that certain Project Equipment Supply Agreement by and between the Borrower (as successor by the PESA Assignment and Assumption Agreement, under which the Borrower accepted the assignment from the Parent Guarantor of the Parent Guarantor’s rights and interests in, to and under the Project Equipment Supply Agreement, and the Parent Guarantor’s obligations and liabilities arising under the Project Equipment Supply 22

26 Agreement), and Primetals dated as of August 15, 2019 (the “PESA”), as amended by that certain ESP Amendment to Project Equipment Supply Agreement dated as of August 15, 2019 (the “ESP Amendment”), as the ESP Amendment has been amended pursuant to the Amendment No. 3 to ESP Amendment to the Project Equipment Supply Agreement dated as of October 19, 2020, the Amendment No. 4 to the ESP Amendment to the Project Equipment Supply Agreement dated as of December 30, 2021 and the Amendment No. 5 to ESP Amendment to the Project Equipment Supply Agreement dated as of February 28, 2022, related to the Mini-Mill2 Project. “Project Upgrades” means the installation of an endless strip production line at the Mini-Mill2 Project supplied by Primetals. “Proportionate Share” means, as to any Lender and its Commitment of any Class, the percentage calculated as such Lender’s unutilized Commitment of such Class divided by all Lenders’ unutilized Commitments of such Class. “PTE” means a prohibited transaction class exemption issued by the United States Department of Labor, as any such exemption may be amended from time to time. “Ratings Agency” means S&P, Moody’s or Fitch. “Recipient” means (a) the Facility Agent or (b) any Lender. “Reference Banks” means the principal offices of JPMorgan Chase Bank, N.A. (London Branch), Crédit Agricole Corporate & Investment Bank and Deutsche Bank AG. “Refinancing” means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness. “Register” has the meaning given to it in Section 13.1(f) (Assignment by Lenders). “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Remaining Interest Period” means the six-month Interest Period (i) with respect to the Covered Loan, ending on February 22, 2023 and (ii) with respect to the Commercial Loan, ending on March 7, 2023. “Repayment Date” means the First Repayment Date and each subsequent Interest Payment Date thereafter. “Repayment Installment” means each installment of principal that is scheduled to fall due on the Loans on each Repayment Date. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

27 “Restricted Finance Party” has the meaning given to it in Section 8.1(l) (Sanctions). “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business or any successor to its rating business. “Sale-Leaseback” means a transaction or arrangement under which title to any property or an interest therein is transferred by or on the direction of a Person (“X”) to another Person which leases or otherwise grants the right to use such property, asset or interest (or other property, which X intends to use for the same or a similar purpose) to X (or nominee of X), whether or not in connection therewith X also acquires a right or is subject to an obligation to acquire the property, asset or interest, and regardless of the accounting treatment of such arrangement. “Sanctioned Jurisdiction” means any country or territory that is the subject or target of comprehensive Sanctions (as of the date hereof, Cuba, Iran, North Korea, Syria and the Crimea region of Ukraine). “Sanctions” means any laws, rules, regulations or executive orders relating to economic or financial sanctions or trade embargoes imposed, administered or enforced by the United States (including OFAC and the U.S. Department of State), the European Union, or the Federal Republic of Germany (including the Federal Ministry for Economic Affairs and Climate Action). “Sanctions List” means any list of designated Persons that are the subject or target of Sanctions, including: (a) the Specially Designated Nationals and Blocked Persons List maintained by OFAC; and (b) the consolidated list of persons, groups and entities subject to EU financial sanctions maintained by the European Union. “Sanctions Target” means any Person: (a) identified on any Sanctions List; (b) that is the government of, or is a governmental agency or instrumentality of, any Sanctioned Jurisdiction; (c) 50% or more owned by one or more Persons described in the foregoing clause (a) or (b); (d) organized, domiciled or resident in any Sanctioned Jurisdiction; or (e) otherwise the target of Sanctions. “Screen Rate” means the London interbank offered rate (rounded upwards, if necessary, to the next 1/16th of 1%) administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant currency and period displayed (before any correction, recalculation or republication by the administrator) on pages LIBOR01 or LIBOR02 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters; provided, that such rate shall in no case be lower than zero. If such page or service ceases to be available, the Facility Agent may specify another page or service displaying the relevant rate after consultation with the Borrower.

28 “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Starting Point of Credit” means, the earlier of: (a) The date on which Final Acceptance for the Project Upgrades have been achieved; and (b) April 30, 2023. “Subsidiary” means with respect to any Person, any other Person which is Controlled directly or indirectly by that Person, and “Subsidiaries” means all of such other Persons. “Supporting Documentation” means, in relation to any payment under the Project Equipment Supply Agreement for Eligible Project Costs to be financed or reimbursed by an Eligible Project Cost Loan, those documents specified in this definition that are relevant to the payment and necessary, in the reasonable opinion of the Facility Agent (and which shall be deemed prima facie evidence as to the contents thereof), to: (a) identify the goods or services, due shipment, dispatch or provision; (b) evidence the amount due and payable and the last date for payment; (c) in the case of a Covered Loan Utilization Request – Reimbursement (Schedule C-1, Part II) to the Borrower, evidence receipt by the Exporter of payment from the Borrower, namely, for a Covered Loan Utilization Request with regard to any Eligible Project Cost Loan (either by way of a disbursement to the Exporter or by reimbursement to the Borrower), one or more of the following, to the extent applicable (as per Schedule G (“Payment Steps”)): (i) Exporter’s commercial invoice(s); (ii) for placement of material for fabrication, relevant documentation of orders placed with sub-suppliers (redacted for commercially sensitive information), and, where applicable, a Completion Certificate, substantially in the form of Schedule D – Part III, in relation to such orders signed by the Borrower and the Exporter; (iii) for delivery of goods, a copy of the transport document (e.g. bill of lading, airway bill) and, where applicable, a Completion Certificate, substantially in the form of Schedule D – Part III, in relation to the goods and services signed by the Borrower and the Exporter; (iv) for completion of the First Coil Date a Provisional Acceptance Certificate under the Project Equipment Supply Agreement signed by Primetals Technologies USA LLC and the Borrower or a Deemed Provisional Acceptance Certificate under the

29 Project Equipment Supply Agreement issued by Primetals Technologies USA LLC; (v) for maintenance manuals and as-built documentation, a copy of “Primetals Secure File Exchange – Download Notification” or if no download has occurred or remains available within 30 days from issue date “Primetals File Exchange – Initial Report” showing the issue date; or (vi) for Final Acceptance, an Acceptance Certificate under the Project Equipment Supply Agreement signed by Primetals Technologies USA LLC and the Borrower or a Deemed Acceptance Certificate under the Project Equipment Supply Agreement issued by Primetals Technologies USA LLC. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Body, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Facility Agent in its reasonable discretion). “Term SOFR Quotation Day” means, in relation to any period for which an interest rate is to be determined, two Business Days before the first day of that period, unless market practice differs in United States syndicated loan market with respect to loans in U.S. Dollars, in which case the Quotation Day for that currency shall be determined by the Facility Agent in accordance with market practice in the United States syndicated loan market (and if quotations would normally be given on more than one day, the Quotation Day shall be the last of those days). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Total Commercial Loan Commitment” shall have the meaning given to it in Section 2.1(b) (Commercial Loans).

30 “Total Commitments” means the sum of the Total Covered Loan Commitment and the Total Commercial Loan Commitment, provided that the Total Commitments shall be reduced in the case of a reduction of the Eligible Project Costs before the Loans are fully drawn or the end of the Commercial Loan Commitment Period and the Covered Loan Commitment Period has been reached, provided further that an increase in Eligible Project Costs shall not automatically lead to an increase in the Total Commitments. “Total Covered Loan Commitment” shall have the meaning given to it in Section 2.1(a)(ii) (Premium Loans). “Total Eligible Project Cost Loan Commitment” shall have the meaning given to it in Section 2.1(a)(i) (Eligible Project Cost Loans). “Transaction Documents” means the Project Equipment Supply Agreement, the Parent PESA Guarantee, and the PESA Assignment and Assumption Agreement together with the Finance Documents. “Transfer Certificate” means a certificate substantially in the form set out on Schedule B (Form of Transfer Certificate) with any amendments which the Facility Agent may approve or reasonably require or any other form agreed between the Facility Agent and the Borrower. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unpaid Sum” means any sum due and payable but unpaid by the Borrower under the Finance Documents. “Unused Commitment” means, in respect of each Lender at any time, such Lender’s applicable Commitment minus the aggregate of (a) the principal amount of Loans then held by such Lender, (b) the principal that was held by such Lender and prepaid by the Borrower and (c) the principal that was held by such Lender and assigned to another Lender. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

31 “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning specified in Article 6(g)(ii)(B)(3) (Status of Lenders). “U.S. Secondary Sanctions” means any “secondary sanctions” (as such term is construed under U.S. sanctions laws, regulations and executive orders) imposed by the United States (including any such “secondary sanctions” imposed by OFAC or the U.S. Department of State). “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time. “Utilization” means the borrowing of a Loan. “Utilization Date” means the date of a Utilization, being the date on which the relevant Loan is made or is to be made. “Utilization Request” means, as the context may require, a Covered Loan Utilization Request or a Commercial Loan Utilization Request. “Write-down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2 Certain Rules of Interpretation. In this Agreement, unless otherwise specifically provided or unless the context otherwise requires: (a) the terms “Agreement,” “this Agreement,” “hereto,” “hereof,” “herein,” “hereby,” “hereunder” and similar expressions refer to this Agreement in its entirety and not to any particular Article, Section, Schedule, or other portion hereof or thereof; (b) references to a “paragraph,” “Section” or “Article” followed by a number or letter refer to the specified paragraph, Section or Article of this Agreement; (c) the division of this Agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement;

32 (d) words importing the singular shall include the plural and vice versa, and words importing gender shall include all genders; (e) the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”; (f) the terms “party” and “the parties” refer to a party or the parties to this Agreement, and references to a Person in this Agreement means such Person or its successors or permitted assigns; (g) the term “continuing,” when used in relation to a Default or Event of Default, means that such Default or Event of Default is continuing unremedied or unwaived in accordance with the terms of the Finance Documents; (h) the term “repay” (or any derivative form thereof) shall, subject to any contrary indication, be construed to include “prepay” (or, as the case may be, the corresponding derivative form thereof); (i) the words “will” and “shall” are to be treated as synonymous; (j) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement; (k) references to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, supplementing, interpreting or replacing the statute or regulation referred to; (l) except as otherwise specifically provided herein, where any payment is required to be made or any other action is required to be taken on a particular day and such day is not a Business Day and, as a result, such payment cannot be made or action cannot be taken on such day, then this Agreement shall be deemed to provide that such payment shall be made or such action shall be taken on the next Business Day in the same calendar month (if there is one) or the immediately preceding Business Day (if there is not); provided, that any Repayment Date which would otherwise end after the Final Maturity Date shall end on the Final Maturity Date (and if the Final Maturity Date is not a Business Day, the immediately preceding Business Day); (m) an amendment includes a supplement, novation, extension (whether of maturity or otherwise), restatement, re-enactment or replacement (however fundamental and whether or not more onerous) and amended will be construed accordingly; (n) a law or provision of law is a reference to that law or provision as amended and includes any subordinate legislation; and (o) a Lender’s “cost of funds” and similar formulations in relation to a Lender’s participation in a Loan is a reference to the average cost (determined either on an actual or a notional basis) which that Lender would incur if it were to fund, from whatever source(s) it may

33 reasonably select, an amount equal to the amount of that participation in that Loan for a period equal in length to the Interest Period of that Loan. 1.3 Currency. Any reference in this Agreement to currency, “Dollar”, “U.S. Dollar” or to “$”, unless otherwise expressly indicated, shall be to the lawful currency of the United States of America, being referred to herein as United States dollars. Any amounts to be advanced, paid, prepaid, or repaid shall be made in United States dollars. 1.4 Knowledge. Where any representation or warranty contained in this Agreement is expressly qualified by reference to the “knowledge” of a Person, it shall be deemed to refer to the actual knowledge of any Chief Executive Officer, Chief Financial Officer, General Counsel, any Vice President or any other officer or director (or Person performing any role of substantially the same scope and responsibility of any of the foregoing) of such Person and all information which ought to have been known by any of them after conducting a reasonable inquiry into the matters in question, whether or not any such inquiry was actually made; provided, that each such Person shall be deemed to have knowledge of all events, conditions and circumstances described in any notice delivered to the Borrower pursuant to the terms of this Agreement or any other Finance Document. 1.5 Conflict. In the case of any inconsistency between the terms of this Agreement and any other Finance Document, this Agreement shall prevail. 1.6 Rates. The Facility Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Facility Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Facility Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Term SOFR, or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract

34 or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.” Article 2 LOANS 2.1 Loans. (a) Covered Loans. (i) Eligible Project Cost Loans. Subject to the terms and conditions set forth in this Agreement, each Covered Lender hereby agrees, severally and not jointly, to advance to the Borrower from time to time during the Covered Loan Commitment Period such loans as the Borrower may request under Section 3.1 (Delivery of a Utilization Request) (individually, an “Eligible Project Cost Loan” and, collectively the “Eligible Project Cost Loans”). The aggregate amount of the Eligible Project Cost Loan Commitments shall not exceed 85% of the Eligible Project Costs, in the total amount not exceeding $212,755,810.07 (such amount, as may be reduced from time to time in accordance with the terms hereof, the “Total Eligible Project Cost Loan Commitment”). (ii) Premium Loans. Subject to the terms and conditions set forth in this Agreement, each Covered Lender hereby agrees, severally and not jointly, to advance to the Borrower from time to time during the Covered Loan Commitment Period such loans as the Borrower may request under Section 3.1 (Delivery of a Utilization Request) (individually, a “Premium Loan” and, collectively the “Premium Loans”, and together with the Eligible Project Cost Loans, each a “Covered Loan” and together, the “Covered Loans”). Covered Loans shall be made pro rata among the Covered Lenders in accordance with their respective Covered Loan Commitment. The principal amount at any time outstanding of the Covered Loans shall not exceed such Covered Lender’s Covered Loan Commitment. The aggregate amount of the Premium Loans and the Total Eligible Project Cost Loan Commitment shall not exceed $250,000,000 (such amount, as may be reduced from time to time in accordance with the terms hereof, the “Total Covered Loan Commitment”). The aggregate amount of Covered Loans outstanding at any point in time shall not exceed the Total Covered Loan Commitment. (b) Commercial Loans. Subject to the terms and conditions set forth in this Agreement, each Commercial Lender hereby agrees, severally and not jointly, to advance to the Borrower from time to time during the Commercial Loan Commitment Period such loans as the Borrower may request under Section 3.1 (Delivery of a Utilization Request) (individually, a “Commercial Loan” and, collectively the “Commercial Loans”) in a principal amount at any time outstanding not to exceed such Commercial Lender’s Commercial Loan Commitment. Commercial Loans shall be made pro rata among the Commercial Lenders in accordance with their respective Commercial Loan Commitment. The aggregate amount of the Commercial Loan Commitments shall not exceed the Down Payment (such amount,

35 as may be reduced from time to time in accordance with the terms hereof, the “Total Commercial Loan Commitment”). The aggregate amount of Commercial Loans outstanding at any point in time shall not exceed the Total Commercial Loan Commitment. 2.2 Finance Parties’ Rights and Obligations. (a) No Lender shall be responsible for the failure of any other Lender (“Defaulting Lender”) to so make its Loans, it being understood that no Lender shall be responsible for making Loans if the corresponding conditions in Article 11 (Conditions Precedent) are not met. (b) Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Finance Party under the Finance Documents. (c) No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents. (d) The rights of each Finance Party under, or in connection with, the Finance Documents are separate and independent rights. (e) Any debt arising under the Finance Documents to a Finance Party from the Borrower is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with this paragraph (e). The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan or any other amount owed by the Borrower which relates to a Finance Party’s participation in a Loan or its role under a Finance Document (including any such amount payable to an Agent on its behalf) is a debt owing to that Finance Party by the Borrower. (f) The Borrower agrees and acknowledges that (i) the OeKB Guarantee is a separate arrangement and the Borrower shall have no right or recourse against the Lenders in respect of or arising by reason of any payment made by the OeKB Guarantor to any Covered Lender pursuant to the OeKB Guarantee and (ii) the OeKB Guarantor may, at any time in accordance with the OeKB Guarantee and the OeKB General Terms and Conditions applicable thereto, instruct any one or more of the ECA Agent, the Facility Agent or the Covered Lenders to suspend or cease performing any or all of its obligations contained hereunder and the ECA Agent, the Facility Agent or the Covered Lenders, as applicable, shall be required to comply with such instruction. 2.3 Purpose and Use of Proceeds. (a) The Borrower shall apply the proceeds of Eligible Project Cost Loans solely to pay Eligible Project Costs. (b) The Borrower shall apply the proceeds of the Premium Loans solely to pay the OeKB Guarantee Premium.

36 (c) The Borrower shall apply the proceeds of Commercial Loans in accordance with this Agreement and shall use the proceeds of the Commercial Loans solely to pay the Down Payment. 2.4 Monitoring. No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to any Finance Document. 2.5 Evidence of Indebtedness. (a) Each Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. Such account or accounts shall, to the extent not inconsistent with the notations made by the Facility Agent in the Register, be prima facie evidence of such Indebtedness of the Borrower absent manifest error; provided, that the failure of any Lender to maintain such account or accounts or any error in any such account shall not limit or otherwise affect any repayment Obligations of the Borrower hereunder. (b) Promptly following the request of any Lender, the Borrower will execute and deliver to such Lender a promissory note in form and substance acceptable ECA Agent (each a “Note”) with blanks appropriately completed in conformity herewith to evidence its obligation to pay the principal of, and interest on, the Covered Loan, Commercial Loan and/or Premium Loan, as applicable, made to it by such Lender; provided, however, that the decision of any Lender to not request a Note shall in no way detract from the Borrower’s obligation to repay such Loan and other amounts owing by the Borrower to such Lender. Article 3 UTILIZATION OF LOANS 3.1 Delivery of a Utilization Request. (a) Subject to the conditions referred to in Article 11 (Conditions Precedent) having been satisfied in accordance with the provisions of this Agreement and to the provisions of Section 2.1 (Loans), the Loans may be utilized by delivery to the Facility Agent, as provided below, of a duly completed Utilization Request not later than 12:00 p.m. New York time (i) in the case of the Covered Loan Utilization Request – Premium Loan, three (3) Business Days prior to the proposed Utilization Date of the Premium Loan and (ii) in the case of all other Utilization Requests, seven (7) Business Days prior to the proposed Utilization Date. (b) Each Covered Loan Utilization Request shall be substantially in the form of Schedule C-1 (Covered Loan Utilization Requests), delivered by the Borrower (or by the Exporter as the case may be); and shall include all certifications and documentation required therein. The Borrower hereby agrees that it will designate in any Covered Loan Utilization Request – Disbursement (Schedule C-1, Part I) that (i) all Eligible Project Cost Loans shall be funded

37 (A) directly to the Exporter to such account of the Exporter described in the Covered Loan Utilization Request – Disbursement (Schedule C-1, Part I) for the purpose described in Section 2.3(a) (Purpose and Use of Proceeds) or (B) in the case of reimbursement of Eligible Project Costs, directly to the Borrower to such account of the Borrower described in the Covered Loan Utilization Request – Reimbursement (Schedule C-1, Part II) and (ii) all Premium Loans shall be funded directly to the OeKB Guarantor to satisfy payment of the OeKB Guarantee Premium as described in the Covered Loan Utilization Request – Premium Loan (Schedule C-1, Part III). The Borrower agrees that any Covered Loan Utilization Request – Disbursement (Schedule C-1, Part I), including the Exporter’s Certificate – Disbursement (Schedule D, Part I) and relevant Supporting Documentation, shall be sent directly by the Exporter to the Facility Agent. (c) Each Commercial Loan Utilization Request shall be substantially in the form of Schedule C-2 (Commercial Loan Utilization Request) and shall include all certifications and documentation required therein. 3.2 Completion of a Utilization Request. (a) Each Utilization Request is irrevocable and shall not be regarded as having been duly completed unless: (i) solely for a Utilization of Covered Loans, (A)(1) the Covered Loan Utilization Request – Reimbursement (Schedule C-1, Part II) includes a certification by the Borrower that the Utilization is required for the purpose set out in Section 2.3(a) (Purpose and Use of Proceeds) and (2) the Covered Loan Utilization Request – Disbursement (Schedule C-1, Part I) includes, if foreseen under Schedule G “Payment Steps”), the Completion Certificate signed by the Borrower and the Exporter and, (B) the Covered Loan Utilization Request includes Supporting Documentation with respect to the Eligible Project Costs to be financed with the applicable Utilization of Covered Loans and, (C) the proposed Utilization Date is a Business Day within the Covered Loan Commitment Period; (ii) solely for a Utilization of Commercial Loans, (A) the Commercial Loan Utilization Request includes a certification by the Borrower that the Utilization is required for the purpose set out in Section 2.3(c) (Purpose and Use of Proceeds) and (B) the proposed Utilization Date is a Business Day within the Commercial Loan Commitment Period; (iii) the currency and amount of the Utilization comply with Section 3.3 (Currency and Amount); (iv) the Utilization Request specifies the account or bank to which the proceeds of the Loan are to be credited; (v) the proposed Interest Period specified therein complies with Article 5 (Interest, Interest Periods and Fees); and

38 (vi) the Utilization Request is executed by a Person duly authorized to do so on behalf of the Borrower as evidenced by an up-to-date Officer’s Certificate or by an Exporter authorized person; (b) Only four (4) Utilization Requests (which may consist of no more than (i) two (2) Utilizations from the Borrower and (ii) two (2) Utilizations from the Exporter) may be delivered in any calendar month. For the avoidance of doubt, the delivery of a Covered Loan Utilization Request – Premium Loan (Schedule C-1, Part III) shall not count towards the limitation as described under this Section 3.2(b) (Completion of a Utilization Request). 3.3 Currency and Amount. (a) The currency specified in a Utilization Request shall be U.S. Dollars. (b) The amount of each proposed Utilization shall be a minimum of $1,000,000 except (i) subject to Section 3.2(b) (Completion of a Utilization Request), one (1) Utilization from the Borrower and one (1) Utilization from the Exporter for an amount less than $1,000,000 in any calendar month; or (ii) an amount equal to the Unused Commitments. 3.4 Notification of Utilization of the Loan. Following the delivery of a duly completed Utilization Request as provided in Section 3.1(b) (Delivery of a Utilization Request), the Facility Agent shall promptly, but in all cases, on or prior to 12:00 p.m. New York time on the date that falls three (3) Business Days prior to the proposed Utilization Date for any Loan notify each Lender and, in the case of Covered Loans, the ECA Agent of the proposed Utilization Date, Interest Period and the amount of such Lender’s share of the proposed Loan. 3.5 Lenders’ Participation. (a) If the conditions set out in this Agreement (including the applicable conditions in Article 11 (Conditions Precedent)) have been met, and subject to Article 4 (Repayment, Prepayment and Cancellation), each Lender shall make its participation in each Loan available by 10:00 a.m. Frankfurt time, on or prior to the applicable Utilization Date through its lending office to the Facility Agent’s Account. (b) The amount of each Lender’s participation in each Loan shall be pro rata to its Unused Commitment immediately prior to making such Loan. 3.6 Partial Payments. If the Facility Agent receives a payment for application against amounts due in respect of this Agreement that is insufficient to discharge all the amounts then due and payable by the Borrower under this Agreement, the Facility Agent shall apply such payment towards the Obligations of the Borrower under this Agreement in the following order: (i) first, in or towards payment pro rata of any unpaid amount owing to the Facility Agent and the ECA Agent under this Agreement;

39 (ii) second, in or towards payment pro rata as between the Covered Loans and Commercial Loans of any accrued interest, fee or commission due but unpaid under this Agreement; (iii) third, in or towards payment pro rata as between the Covered Loans and Commercial Loans of any principal due but unpaid under this Agreement; and (iv) fourth, in or towards payment pro rata as between the Covered Loans and Commercial Loans of any other sum due but unpaid under this Agreement; Article 4 REPAYMENT, PREPAYMENT AND CANCELLATION 4.1 Repayments. (a) The Borrower shall repay the Utilizations made to it in accordance with the terms of this Agreement (irrespective of whether Loan proceeds were made to it or the Exporter as provided in Section 3.1(b) (Delivery of a Utilization Request). (b) Except as such repayment may be modified pursuant to Section 4.2 (Mandatory Prepayment), Section 4.4 (Voluntary Prepayment) or Section 4.9 (Adjustment in case of disbursement after First Repayment Date) the Borrower shall, commencing on the First Repayment Date and on each Repayment Date thereafter, make a repayment of the Loans determined in accordance with Section 4.10 (Repayment Schedules). (c) The Borrower shall not reborrow any part of the Loans which are repaid or prepaid. (d) The Borrower shall repay the aggregate Loans (whether principal, interest, fees or otherwise) in full to the extent they are outstanding under or in respect of the Loan on the Final Maturity Date. 4.2 Mandatory Prepayment. (a) If an ECA Mandatory Prepayment Event occurs, and without limitation to any other remedies available to the Lenders as a result of any Event of Default triggered by such breach, each Lender’s Covered Loan Commitments shall be automatically reduced to zero and within thirty (30) days after the ECA Mandatory Prepayment Event, the Borrower shall prepay in full all amounts outstanding under this Agreement with respect to the Class of Covered Loans in accordance with Section 4.7 (Application). (b) Upon the receipt of a refund of all or a portion of the OeKB Guarantee Premium from the OeKB Guarantor to the Borrower, the Borrower shall prepay the Covered Loans in an amount equal to such refund. (c) Upon any Change of Control, each Lender’s Commitments shall be automatically reduced to zero and, within thirty (30) days after the occurrence of such Change of Control, the Borrower shall repay in full all outstanding amounts of each Class of Loans.

40 (d) Not later than five (5) Business Days following (A) the Impairment of the Project Equipment Supply Agreement or the Parent PESA Guarantee, (B) the reduction of the Eligible Project Costs under the Project Equipment Supply Agreement, (C) a material provision of the Project Equipment Supply Agreement or the Parent PESA Guarantee for any reason ceasing to be valid and binding or in full force and effect except upon scheduled termination thereof or (D) it becoming unlawful for (i) the Borrower to perform in any material respect any of its obligations under the Project Equipment Supply Agreement or (ii) the Parent Guarantor to perform in any material respect any of its obligations under the Parent PESA Guarantee, the Borrower shall notify the Facility Agent thereof and the Facility Agent shall have the right to request the Borrower prepay the Loans (or in the case of a reduction of the Eligible Project Costs, in an amount corresponding to such reduction), each such prepayment to be made by the Borrower no later than thirty (30) days after receipt by the Borrower of notice from the Facility Agent. 4.3 Voluntary Cancellation. Subject to the other terms of this Agreement, the Borrower may at any time cancel all or any part of the Commitments of any Class; provided, that: (a) it has given not less than ten (10) Business Days’ prior written notice to the Facility Agent; and (b) if such cancellation is for only part of the outstanding Commitments: (i) such cancellation shall be in a minimum amount of $5,000,000 and an integral multiple of $1,000,000; and (ii) such cancellation will reduce the Commitment of each Lender of such Class pro rata. 4.4 Voluntary Prepayment. Subject to the other terms of this Agreement, the Borrower may prepay all or any part of the Loans of any Class; provided, that: (a) the Borrower has given not less than ten (10) Business Days’ notice to the Facility Agent and, in the case of a prepayment of Covered Loans, the ECA Agent; (b) subject to Section 4.8(b) (Miscellaneous), the Borrower simultaneously pays all accrued interest on the amount prepaid, together with all out-of-pocket costs and expenses, fees and all other amounts then due and payable under the Finance Documents and, in the case of a prepayment of Covered Loans, the OeKB Guarantee, including Break Costs (if any); (c) if such a prepayment is of all of the Loans of any Class then outstanding, the Loans of such Class are all repaid or prepaid simultaneously in full; (d) if such a prepayment is a partial prepayment of the Loans of any Class then outstanding:

41 (i) such prepayment shall be in a minimum amount of $5,000,000 and an integral multiple of $1,000,000; and (ii) such prepayment will be applied as provided in Section 4.7 (Application), and the Borrower shall ensure that such amounts are repaid or prepaid simultaneously; and (e) such a prepayment shall not cause or result in a Default or Event of Default immediately prior to and immediately following such a prepayment. 4.5 Automatic Cancellation. Each (a) Covered Lender’s Covered Loan Commitment shall terminate on the last day of the Covered Loan Commitment Period and (b) Commercial Lender’s Commercial Loan Commitment shall terminate on the last day of the Commercial Loan Commitment Period, in each case, at 5:00 p.m. Frankfurt time. 4.6 Right of Cancellation and Repayment in Relation to a Single Lender. (a) The Borrower may at any time, cancel any available Commitments of any Lender or repay any of the Loans held by an individual Lender (together with any other accrued and unpaid amounts owing to such Lender under the Finance Documents) if such Lender claims indemnification from the Borrower under Section 7.5 (Indemnities) or any amount under Section 7.3 (Change in Circumstances). The Borrower may, while the circumstances giving rise to the requirement for that increase or indemnification continue, give notice to the Facility Agent, as applicable of cancellation of the Commitment(s) of such Lender and its intention to procure the repayment of the Loans of such Class held by such Lender; (b) On receipt of a notice referred to in Section 4.6(a) (Right of Cancellation and Repayment in Relation to a Single Lender) in relation to a Lender, the Commitments of such Lender of such Class will immediately be reduced to zero. (c) On the last day of the Interest Period in which the Borrower has given notice under Section 4.6(a) (Right of Cancellation and Repayment in Relation to a Single Lender) in relation to a Lender (or, if earlier, the date specified by the Borrower in the notice under Section 4.6(a) (Right of Cancellation and Repayment in Relation to a Single Lender)), the Borrower will repay all Loans made by such Lender, together with all interest, Commitment Fees and other amounts accrued under the Finance Documents through and including the date of repayment and, to the extent such Lender is a Covered Lender, under the OeKB Guarantee (if any). 4.7 Application. (a) Except in the case of a prepayment or repayment under Section 7.2 (Illegality) or Section 4.6 (Right of Cancellation and Repayment in Relation to a Single Lender): (i) any cancellation pursuant to this Article 4 (Repayment, Prepayment and Cancellation) shall:

42 (A) be applied pro rata between each Lender of the applicable Class; and (B) if in part, reduce the Commitment of each Lender of such Class pro rata; and (ii) any prepayment pursuant to this Article 4 (Repayment, Prepayment and Cancellation) shall be applied pro rata between each Loan of such Class. (b) If any Loan is prepaid in accordance with Section 4.2 (Mandatory Prepayment), such prepayment will be applied (i) in inverse chronological order to the then remaining Repayment Installments or (ii) at the Borrower’s option, subject to the OeKB Guarantor’s prior approval, ratably to the then remaining Repayment Installments. (c) If any Loan is prepaid in accordance with Section 4.4 (Voluntary Prepayment), such prepayment will be applied (i) in inverse chronological order to the then remaining Repayment Installments or (ii) at the Borrower’s option, subject to the OeKB Guarantor’s prior approval, ratably to the then remaining Repayment Installments. 4.8 Miscellaneous. (a) Any written notice of cancellation or prepayment under this Article 4 (Repayment, Prepayment and Cancellation): (i) is irrevocable; and (ii) unless a contrary indication appears in this Agreement, shall specify: (A) the date upon which the relevant cancellation or prepayment is to be made; and (B) the amount of that cancellation or prepayment. (b) Subject to the requirements of the other provisions of this Article 4 (Repayment, Prepayment and Cancellation), any prepayment under this Agreement is without premium or penalty other than Break Costs to the extent that the prepayment is made on a date other than on the last day of the current Interest Period. (c) Any prepayment under this Agreement shall be made together with accrued and unpaid interest through but not including such date. (d) No prepayment, repayment or cancellation is allowed except at the times and in the manner expressly provided for in this Agreement. (e) No amount of the Commitments cancelled under this Agreement may be subsequently reinstated. (f) If the Facility Agent receives a notice under this Article 4 (Repayment, Prepayment and Cancellation), it shall promptly forward a copy of that notice to each Lender.

43 4.9 Adjustment in case of disbursement after First Repayment Date. If any Covered Loan is disbursed after the First Repayment Date, then every Repayment Installment then outstanding with respect to a Covered Loan will be increased by the amount of such Utilization divided by the number of such outstanding Repayment Installments. Where such Utilization of a Covered Loan is effected within a period of one (1) month prior to the Repayment Date, then the Repayment Installments will be adjusted only as from the second Repayment Date following the Utilization of such Covered Loan. 4.10 Repayment Schedules. Prior to the First Repayment Date, the Facility Agent shall provide the Borrower a repayment schedule with respect to each of the Covered Loans and the Commercial Loans, which shall be aligned with the then existing Interest Payment Dates and form an integral part of this Agreement after the Borrower’s written confirmation thereof (and, for the avoidance of doubt, as countersigned by the Facility Agent). In the event that this Section 4.10 (Repayment Schedules) applies, the Facility Agent shall provide to the Borrower a revised repayment schedule for the Covered Loans, which shall become an integral part of this Agreement after the Borrower’s written confirmation thereof (and, for the avoidance of doubt, as countersigned by the Facility Agent) and replace any repayment schedule previously agreed with the Borrower, but shall, for the avoidance of doubt, not change the Repayment Dates. Article 5 INTEREST, INTEREST PERIODS AND FEES 5.1 Payment of Interest. During the Remaining Interest Period, subject to Sections 5.6 (Unavailability of Screen Rate) and 5.7 (Market Disruption for LIBOR), interest shall accrue on each Loan at a per annum rate equal to LIBOR plus the Applicable Margin. During each Interest Period thereafter, subject to Section 5.8 (Benchmark Replacement Setting) and Section 5.9 (Market Disruption for Term SOFR), interest shall accrue on each Loan at a per annum rate equal to Adjusted Term SOFR plus the Applicable Margin. The Borrower shall pay accrued interest on the Loans on each Interest Payment Date. Accrued interest shall be calculated on the basis of a 360-day year. Accrued interest shall be paid on the basis of actual days elapsed and shall include the first day of the Interest Period but exclude the last day of such Interest Period. 5.2 Default Interest. (a) If the Borrower fails to pay any amount payable by it under any Finance Document or under the OeKB Guarantee on its due date, interest shall accrue on the overdue amount from the due date up to but not including the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is 2% per annum higher than the interest rate deferred at such time pursuant to Section 5.1 (Payment of Interest). Any interest accruing under this Section 5.2 (Default Interest) shall be immediately payable by the Borrower on written demand by the relevant Agent or Lender.

44 (b) If any overdue amount consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan; (i) the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; (ii) the rate of interest applying to the overdue amount during that first Interest Period shall be 2% per annum higher than the rate which would have applied if the overdue amount had not become due; and (iii) default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable. (c) No accrued interest shall become due and payable other than in accordance with the provisions of Section 5.1 (Payment of Interest) or this Section 5.2 (Default Interest). 5.3 Limitation on Interest. If at any time the interest rate applicable to any Loan, together with all other amounts that are treated as interest on such Loan under Applicable Law, exceeds the maximum lawful rate under the laws of New York, the interest payable in respect of such Loan, together with all other amounts treated as interest on such Loan, shall be limited to interest calculated at the maximum lawful rate under the laws of New York. 5.4 Determination of Interest Periods. (a) Subject to paragraph (b) below, each Interest Period for any Loan shall be of a duration of six (6) months. (b) The first Interest Period applicable to any Loan, whether disbursed in whole or in part, shall start on its respective Utilization Date and end six months thereafter; provided that additional disbursements under any Loan made within an Interest Period shall be interpolated to the then next Interest Payment Date. Each subsequent Interest Period for a Loan shall start on an Interest Payment Date and end on the day immediately before the subsequent Interest Payment Date that corresponds to the last day of such Interest Period or, if earlier, the Final Maturity Date. 5.5 Non-Business Days. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall instead end on the next Business Day in that calendar month (if there is one) or the immediately preceding Business Day (if there is not).

45 5.6 Unavailability of Screen Rate. (a) Interpolated Screen Rate: If no Screen Rate is available for LIBOR for the Remaining Interest Period of a Loan, the applicable LIBOR shall be the Interpolated Screen Rate for a period equal in length to the applicable Interest Period. (b) Base Reference Bank Rate: If no Screen Rate is available for LIBOR during the Remaining Interest Period for (i) U.S. Dollars, or (ii) the Remaining Interest Period of a Loan and it is not possible to calculate the Interpolated Screen Rate, the applicable LIBOR shall be the Base Reference Bank Rate as of 11:00 a.m. (New York time) on the LIBOR Quotation Day for U.S. Dollars and for a period equal in length to the Interest Period of that Loan. (c) If no Base Reference Bank Rate is available for U.S. Dollars for the Remaining Interest Period, there shall be no LIBOR for that Loan and Section 5.10 (Cost of Funds) shall apply to that Loan for the Remaining Interest Period. 5.7 Market Disruption for LIBOR. If before close of business in New York on the LIBOR Quotation Day for the Remaining Interest Period the Facility Agent receives notifications from a Lender or Lenders (whose participations in a Loan exceed 50% of such Class) that the cost to it of funding its participation in that Loan from whatever source it may reasonably select would be in excess of LIBOR then Section 5.10 (Cost of Funds) shall apply to that Class for the Remaining Interest Period. 5.8 Benchmark Replacement Setting. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Finance Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Finance Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Finance Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Finance Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Finance Document so long as the Facility Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable in accordance with Section 5.1 (Payment of Interest).

46 (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Facility Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Finance Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Finance Document. (c) Notices; Standards for Decisions and Determinations. The Facility Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Facility Agent will promptly notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 5.8(d) (Unavailability of Tenor of Benchmark) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Facility Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 5.8 (Benchmark Replacement Setting), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Finance Document, except, in each case, as expressly required pursuant to this Section 5.8 (Benchmark Replacement Setting). (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Finance Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Facility Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Facility Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Facility Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a Loan during any Benchmark Unavailability Period.

47 5.9 Market Disruption for Term SOFR. If before close of business in New York on the Term SOFR Quotation Day for the relevant Interest Period (a) the Facility Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining the then- current Benchmark (including, without limitation, because the Benchmark is not available or published on a current basis ), for such Interest Period; provided that no Benchmark Transition Event shall have occurred at such time; or (b) the Facility Agent receives notifications from a Lender or Lenders (whose participations in a Loan exceed 50% of such Class) that the cost to it of funding its participation in that Loan from whatever source it may reasonably select would be in excess of the Adjusted Term SOFR Rate then Section 5.10 (Cost of Funds) shall apply to that Class for the relevant Interest Period. 5.10 Cost of Funds. (a) If this Section 5.10 (Cost of Funds) applies, the rate of interest on the Loan for the relevant Interest Period shall be the percentage rate per annum which is the sum of: (i) the Applicable Margin; and (ii) the rate notified to the Facility Agent by each Lender as soon as practicable and in any event by close of business on the date falling fifteen (15) Business Days after the LIBOR Quotation Day or Periodic Term SOFR Determination Day, as applicable, (or, if earlier, on the date falling three (3) Business Days before the date on which interest is due to be paid in respect of that Interest Period), to be that which expresses as a percentage rate per annum the cost of the relevant Lender of funding an amount equal to its participation in the Loan from whatever source it may reasonably select. (b) If this Section 5.10 (Cost of Funds) applies and the Facility Agent or the Borrower so requires, the Facility Agent and the Borrower shall enter into negotiations (for a period of not more than thirty (30) days) with a view to agreeing a substitute basis for determining the rate of interest. (c) Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all the Lenders of such Class and the Borrower, be binding on all parties. (d) If this Section 5.10 (Cost of Funds) applies but any Lender does not supply a quotation by the time specified in paragraph (a)(ii) above, the rate of interest shall be calculated on the basis of the quotations of the remaining Lenders of such Class. 5.11 Break Costs. (a) The Borrower shall indemnify, compensate and reimburse each Lender for all Break Costs which such Lender may sustain: (i) if the Borrower withdraws or reduces the amount specified for a Utilization in a

48 Utilization Request or fails to satisfy any of the conditions precedent specified in Article 11 (Conditions Precedent) after delivering a Utilization Request (unless waived by the Lenders pursuant to Section 22.4 (Amendment and Waiver); provided, that if the Borrower withdraws or reduces the amount specified for any Utilization Request, then the Applicable Margin shall be included in the calculation of Break Costs but in all other cases (including clauses (ii) and (iii) of this Section 5.11 (Break Costs), the Applicable Margin should not be included in the calculation of Break Costs). (ii) if the Borrower fails to pay any amount of principal of the Loans due and payable under a Finance Document on its due date; or (iii) if any repayment or prepayment (whether mandatory or voluntary) of its Loan occurs on a date that is not the last day of the current Interest Period therefor for the Loan, in accordance with Article 4 (Repayment, Prepayment and Cancellation) of this Agreement. (b) Each Lender shall furnish to the Borrower a certificate setting forth in reasonable detail the basis and amount of each request by such Lender for compensation under this Section 5.11 (Break Costs), which certificate shall be conclusive and binding on the Borrower in the absence of manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within three (3) Business Days after receipt thereof. 5.12 Fees. (a) Covered Loan Commitment Fee. The Borrower shall pay to the Facility Agent (for the account of each Lender) a Covered Loan Commitment Fee at a rate per annum equal to 0.40% of the daily Unused Commitment of Covered Loans of such Covered Lender, for the period from and including the Original Effective Date to but excluding the last day of the Covered Loan Commitment Period. Accrued Covered Loan Commitment Fees shall be payable quarterly in arrears starting from the Original Effective Date, or, in the case of the last installment of the Covered Loan Commitment Fee payable hereunder, on the last day of the Covered Loan Commitment Period. No other commitment fees will be payable to the Facility Agent or the Covered Lenders on account of the Covered Loans. Notwithstanding the foregoing, no Covered Lender shall be entitled to receive any commitment fee for any period during which such Covered Lender is a Defaulting Lender (and the Borrower shall not be required to pay any commitment fee that otherwise would have been required to be paid to that Defaulting Lender). (b) Commercial Loan Commitment Fee. The Borrower shall pay to the Facility Agent (for the account of each Lender) a Commercial Loan Commitment Fee at a rate per annum equal to 1.00% of the daily Unused Commitment of Commercial Loans of such Commercial Lender, for the period from and including the Original Effective Date to but excluding the last day of the Commercial Loan Commitment Period. Accrued Commercial Loan Commitment Fees shall be payable quarterly in arrears starting from the Original Effective Date, in the case of the last installment of the Commercial Loan Commitment Fee payable hereunder, on the last day of the Commercial Loan Commitment Period. No

49 other commitment fees will be payable to the Facility Agent or the Commercial Lenders on account of the Commercial Loans. Notwithstanding the foregoing, no Commercial Lender shall be entitled to receive any commitment fee for any period during which such Commercial Lender is a Defaulting Lender (and the Borrower shall not be required to pay any commitment fee that otherwise would have been required to be paid to that Defaulting Lender). (c) OeKB Guarantee Premium. Subject to the issuance of the OeKB Guarantee, the Borrower shall pay the OeKB Guarantee Premium in the amounts, at such time and manner specified in the OeKB Guarantee, which payment shall be made with the proceeds of the Premium Loans after disbursement thereof in accordance with the terms of this Agreement. (d) Other Fees. The Borrower shall pay such other fees in the amounts and manner agreed between any Finance Party and the Borrower in any Fee Letter. Article 6 TAXES (a) Defined Terms. For purposes of this Article 6 (Taxes), the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Finance Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of the Borrower) requires the deduction or withholding of any Tax from any such payment by the Borrower, then the Borrower shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Body in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Article 6 (Taxes)), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding for Indemnified Taxes been made. (c) Payment of Other Taxes by Borrower. The Borrower shall timely pay to the relevant Governmental Body in accordance with Applicable Law, or at the option of the Facility Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by Borrower. The Borrower shall indemnify each Recipient, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Article 6 (Taxes)) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, other than any penalties and interest resulting from the willful misconduct or fraud of the Facility Agent or such Lender, and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were

50 correctly or legally imposed or asserted by the relevant Governmental Body. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Facility Agent), or by the Facility Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Facility Agent within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Facility Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.1(j) (Assignment by Lenders) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Facility Agent in connection with any Finance Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Body. A certificate as to the amount of such payment or liability delivered to any Lender by the Facility Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Facility Agent to set off and apply any and all amounts at any time owing to such Lender under any Finance Document or otherwise payable by the Facility Agent to the Lender from any other source against any amount due to the Facility Agent under this paragraph (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Body pursuant to this Article 6 (Taxes), the Borrower shall deliver to the Facility Agent the original or a certified copy of a receipt issued by such Governmental Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Facility Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Finance Document shall deliver to the Borrower and the Facility Agent, at the time or times reasonably requested by the Borrower or the Facility Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Facility Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Facility Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Facility Agent as will enable the Borrower or the Facility Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (g)(ii)(A), (ii)(B) and (ii)(D) of this Article 6 (Taxes)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing,

51 (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Facility Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Facility Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Facility Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Facility Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income Tax treaty to which the United States of America is a party (x) with respect to payments of interest under any Finance Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such Tax treaty and (y) with respect to any other applicable payments under any Finance Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such Tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit A-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit A-2 or Exhibit A-3, IRS Form W-9, and other certification documents from each beneficial owner, as applicable; provided, that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender

52 may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit A-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Facility Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Facility Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Facility Agent to determine the withholding or deduction required to be made; and (D) each Lender shall deliver to the Borrower and the Facility Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Facility Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Facility Agent as may be necessary for the Borrower and the Facility Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Facility Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes (including any tax credit in lieu of a refund) as to which it has been indemnified pursuant to this Article 6 (Taxes) (including by the payment of additional amounts pursuant to this Article 6 (Taxes)), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Article 6 (Taxes) with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Body with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Body) in the event that such indemnified party is required to repay such refund to such Governmental Body. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had

53 not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Article 6 (Taxes) shall survive the resignation or replacement of the Facility Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Finance Document. Article 7 OTHER PROVISIONS RELATING TO THE LOANS 7.1 Payments Generally. (a) The Borrower shall make each payment required to be made by it under this Agreement on the date when due, in immediately available funds, without defense, deduction, recoupment, set-off or counterclaim. (b) Any amounts received after close of business on any date may, in the discretion of the Facility Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. (c) All such payments shall be made to the Facility Agent at the Facility Agent’s Account, except that payments pursuant to Sections 7.3 (Change in Circumstances), 7.4 (Payment of Out-of-Pocket Costs and Expenses) and 7.5 (Indemnities) shall be made directly to the Persons entitled thereto. (d) The Facility Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. (e) All payments under or in connection with this Agreement shall be made in U.S. Dollars unless otherwise specified. 7.2 Illegality. If any Applicable Law comes into force after the Original Effective Date, or if any change in any existing Applicable Law or in the interpretation or application thereof by any court of competent jurisdiction or Governmental Body now or hereafter makes it unlawful for a Lender to have advanced or acquired an interest in any of the Loans or to fund or otherwise maintain any of the Loans or to give effect to its obligations in respect thereof, such Lender may, by written notice thereof to the Borrower, declare its obligations under this Agreement to be terminated, and the Borrower shall immediately cancel any available Commitments of such Lender and prepay, within the time required by such law and if not so required by any time, promptly after such notice, the Loans and any other amounts owing under this Agreement (including accrued and unpaid interest) as may be applicable to, but not including, the date of such payment. If any such event shall, in the

54 opinion of such Lender, only affect part of its obligations under this Agreement, the remainder of this Agreement shall be unaffected and the obligations of the Borrower under the Finance Documents shall continue. Each Lender agrees to use commercially reasonable efforts to designate a different lending office if such designation will avoid the need for such notice and will not, in the judgment of such Lender, acting reasonably, otherwise be materially disadvantageous (including among others, reduction in rate of return) to such Lender. The Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses Incurred by any Lender in connection with any such designation or assignment. 7.3 Change in Circumstances. (a) If the introduction of or any change in any Applicable Law relating to a Lender or any change in the interpretation or application thereof by any Governmental Body or compliance by a Lender with any request or direction of any Governmental Body: (i) subjects such Lender to any Taxes (other than Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; (ii) imposes, modifies or deems applicable any reserve, liquidity, cash margin, capital, special deposit, deposit insurance or assessment, or any other regulatory or similar requirement or any additional or increased cost against assets held by, or deposits in or for the account of, or loans by, or any other acquisition of funds for loans by, such Lender or any direct or indirect holding company of such Lender; (iii) imposes on such Lender or any direct or indirect holding company of such Lender or requires there to be maintained by such Lender any capital adequacy, liquidity or additional liquidity capital requirement (including, without limitation, a requirement which affects such Lender’s or such holding company’s allocation of capital resources to its obligations) in respect of such Lender’s obligations hereunder; or (iv) imposes on such Lender any other condition or requirement with respect to this Agreement (provided, however, that this Section 7.3(a)(iv) (Change in Circumstances) shall not apply with respect to any Taxes, but shall not limit any rights or obligations arising under Section 7.3(a)(i) (Change in Circumstances)); (b) and subject to paragraph (c) below, such occurrence has the effect of: (i) increasing the cost to such Lender of agreeing to make or making, maintaining or funding the Loan or any portion thereof; (ii) reducing the amount of the Obligations (including reduction in the rate of return) owing to such Lender; (iii) directly or indirectly reducing the effective return to such Lender under this Agreement or on its overall capital as a result of entering into this Agreement or as

55 a result of any of the transactions or obligations contemplated by this Agreement; or (iv) causing such Lender to make any payment or to forgo any interest, fees or other return on or calculated by reference to any sum received or receivable by such Lender under this Agreement; then, upon written request of such Lender, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs Incurred or reduction suffered. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. (c) For purposes of the foregoing, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof and (ii) all requests, rules, regulations, guidelines or directives whether concerning capital adequacy or liquidity promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States of America or foreign regulatory authorities, in each case pursuant to Basel III, shall, in each case, be deemed a “change in Applicable Law” regardless of the date enacted, adopted, applied or issued. 7.4 Payment of Out-of-Pocket Costs and Expenses. The Borrower shall pay to the Facility Agent and the Lenders on demand all reasonable out-of- pocket costs and expenses (including, without limitation, all reasonable fees, properly invoiced and documented out-of-pocket expenses and disbursements of outside legal counsel) (other than in the case of Section 7.4(d) (Payment of Out-of-Pocket Costs and Expenses) below, in which case the Borrower shall pay the Facility Agent and the Lenders on demand all out-of-pocket costs and expenses) of the Agents and the Lenders and their agents, counsel, and any receiver or receiver- manager appointed by them or by a court in connection with this Agreement and the other Finance Documents and the OeKB Guarantee, including, without limitation: (a) the preparation, negotiation, and completion of the Finance Documents and the OeKB Guarantee, or any actual or proposed amendment or modification thereof or any waiver thereunder and all instruments supplemental or ancillary thereto; (b) fees and expenses of the Lenders Incurred as part of the Lenders’ due diligence; (c) obtaining advice as any Agent’s or the Lenders’ rights and responsibilities under this Agreement or the other Finance Documents or the OeKB Guarantee; (d) the defense, establishment, protection or enforcement of any of the rights or remedies of the Lenders under this Agreement or any of the other Finance Documents or the OeKB Guarantee, including all out-of-pocket costs and expenses of establishing the validity and enforceability of, or of collection of amounts owing under, this Agreement; and

56 (e) translation costs, including, but not limited to, the translation of the OeKB Guarantee from German into English. 7.5 Indemnities. (a) The Borrower shall indemnify and hold harmless each Agent, each Lender and the OeKB Guarantor and their Affiliates, officers, directors and employees (each, an “Indemnified Party”) from all Claims (including the properly invoiced and documented fees, out-of- pocket expenses and disbursements of outside legal counsel to the Lenders and the OeKB Guarantor in each applicable jurisdiction), which may be Incurred by any Indemnified Party as a consequence of or in respect of: (i) default by the Borrower in the payment when due of any Obligation or any other Default or Event of Default hereunder which is continuing; (ii) the entering into by the relevant Agents and the Lenders of this Agreement and any amendment, waiver or consent relating hereto, and the performance by such Agents and the Lenders of their obligations under this Agreement; (iii) failure of the Borrower to comply with any Applicable Law, including, without limitation, any Environmental Law or applicable Anti-Corruption Laws or Sanctions, with respect to the Project Upgrades; (iv) any Environmental Matter and Environmental Claim with respect to the Project Upgrades; (v) the application by the Borrower of the proceeds of the Loan; or (vi) any material Claim arising in connection with the Project Upgrades, except for any such Claim that a final and non-appealable court of competent jurisdiction determined arose primarily on account of the relevant Indemnified Party’s gross negligence or willful misconduct. (b) In connection with any Claim described in Section 7.5(a) (Indemnities) above, the applicable Indemnified Party shall deliver a certificate of an officer of the Facility Agent or the applicable Lender as to: (i) any such Claim; and (ii) containing reasonable details of the calculation (which calculation shall be, absent manifest error, prima facie evidence of the calculation of the amount of such Claim) and any supporting documentation, including but not limited to invoices and receipts.

57 Article 8 REPRESENTATIONS AND WARRANTIES 8.1 Representations and Warranties of the Borrower and the Parent Guarantor. To induce each Lender to enter into this Agreement and the other Finance Documents to which each such Lender is a party, and to induce each Lender to make available the Loans under this Agreement, each of the Parent Guarantor and the Borrower makes the representations and warranties set forth below to each Lender as of the Amendment and Restatement Effective Date and each Utilization Date. (a) Borrower Organization and Good Standing. The Borrower: (i) has been duly formed and is an existing limited liability company in good standing under the laws of the State of Delaware; (ii) has the requisite power and authority (corporate and other) to own its properties and conduct its business; and (iii) is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect. (b) Parent Guarantor Organization and Good Standing. The Parent Guarantor: (i) has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware; (ii) has the requisite power and authority (corporate and other) to own its properties and conduct its business; and (iii) is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect. (c) Capitalization. All outstanding Equity Interests of each Loan Party have been duly authorized and are validly issued, fully paid and non-assessable and are not subject to any pre-emptive or similar rights. (d) No Consents Required. No consent, approval, Authorization, or Order of, or filing with, any Governmental Body is required for the execution and delivery by a Loan Party of the Transaction Documents or the consummation of the transactions contemplated thereby (including the incurrence of Indebtedness thereunder) except (i) such as have been obtained or (ii) in the case of the Project Equipment Supply Agreement, such consents, approvals, Authorizations, Orders or filings the failure of which to obtain or make would

58 not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (e) No Conflict. The execution, delivery and performance by each Loan Party of the Transaction Documents to which it is or will become a party and compliance by each Loan Party with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under: (i) any statute, any rule, regulation or Order of any Governmental Body or any court, domestic or foreign, having jurisdiction over a Loan Party or such Loan Party’s respective properties; (ii) any agreement or instrument to which a Loan Party is a party or by which a Loan Party is bound or to which any of the properties of a Loan Party is subject; or (iii) the charter, by laws or other organizational document of the a Loan Party, as applicable. (f) Due Authorization. Each Loan Party has full right, power and authority to execute and deliver the Transaction Documents to which it is or will become a party and to perform its Obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken. (g) Execution; Binding Obligation. Each of the Transaction Documents to which a Loan Party, is or will become a party: (i) has been, or when delivered under or in connection with this Agreement will be, duly executed and delivered by such Loan Party; and (ii) constitutes, or when delivered under or in connection with this Agreement will constitute, a valid and legally binding agreement of such Loan Party, enforceable against such Loan Party, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy or insolvency laws, or Applicable Law affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. (h) No Defaults. (i) Neither Loan Party is: (A) in violation of its respective charter or limited liability company agreement or other organizational documents; (B) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to such Loan Party, to which

59 such Loan Party is a party or by which such Loan Party or its property is bound; or (C) in violation of any law or statute or any judgment, Order, rule or regulation of any court or arbitrator or Governmental Body, except for such defaults and violations in the case of these clauses (B) and (C) that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (ii) No Default or Event of Default has occurred and is continuing. (i) Title to Real and Personal Property. (i) Each Loan Party has good and marketable title to all real properties and good and indefeasible title to all other properties and assets owned by it that are material to the business of such Loan Party, in each case free from Liens, except such Liens that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (ii) Each Loan Party holds its leased real or personal property under valid and enforceable leases free from any Liens that would materially interfere with the business of such Loan Party, except such Liens that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (iii) Each Loan Party owns or leases all properties and assets necessary to conduct its business. (j) Licenses and Permits. Each Loan Party possesses all Authorizations required pursuant to Applicable Law necessary to conduct its business, except to the extent that any failure to possess would not reasonably be expected to have a Material Adverse Effect. Neither Loan Party has received any notice of proceedings relating to the revocation or modification of any such Authorization that, if determined adversely to such Loan Party, would reasonably be expected to have a Material Adverse Effect. (k) Title to Intellectual Property. Except as would not reasonably be expected to have a Material Adverse Effect: (i) the Parent Guarantor owns, possesses, has the right to use or can acquire on reasonable terms adequate Intellectual Property to conduct its business; (ii) the Parent Guarantor’s conduct of its business does not infringe, misappropriate or otherwise violate any Intellectual Property of any Person; (iii) the Parent Guarantor has not received any written notice of any claim relating to Intellectual Property; and

60 (iv) to the knowledge of the Parent Guarantor, the Intellectual Property of the Parent Guarantor is not being infringed, misappropriated or otherwise violated by any Person. (l) Sanctions. Neither the Parent Guarantor nor any of its Subsidiaries nor, to the knowledge of the Parent Guarantor, any of their respective directors, officers or employees, nor any agent of the Parent Guarantor or its Subsidiaries that will act in any capacity in connection with this Agreement, is a Sanctions Target. The Parent Guarantor, its Subsidiaries and, to the knowledge of the Parent Guarantor, their respective directors, officers, employees and agents are in compliance with applicable Sanctions in all material respects. To the Parent Guarantor’s knowledge, none of its Subsidiaries or any of the directors, officers, employees or agents of the Borrower or its Subsidiaries has knowingly taken any action that could reasonably be expected to result in penalties being imposed against the Parent Guarantor or any of its Subsidiaries or any of their respective directors, officers, employees or agents, as applicable, under U.S. Secondary Sanctions. The Parent Guarantor has implemented policies and procedures designed to promote and achieve compliance with applicable Sanctions. In relation to each Finance Party that notifies any Loan Party that it is a Restricted Finance Party (each a “Restricted Finance Party”), this Section 8.1(l) (Sanctions) shall only apply for the benefit of that Restricted Finance Party to the extent that the acceptance of the representation in this Section 8.1(l) (Sanctions) would not conflict with, or result in any such Restricted Finance Party being in violation of, or subject to liability under, any EU Anti-Boycott Regulation. In connection with any amendment, waiver, determination or direction relating to any part of this Section 8.1(l) (Sanctions) of which a Restricted Finance Party does not have the benefit, the Commitment of that Restricted Finance Party (if any) will be excluded for the purpose of determining whether the consent of the Majority Lenders has been obtained or whether the determination or direction by the Majority Lenders has been made. (m) Anti-Corruption and Money Laundering Laws. The Parent Guarantor, its Subsidiaries and, to the knowledge of the Parent Guarantor, their respective directors, officers, employees and agents are in compliance with applicable Anti-Corruption Laws and applicable Anti-Money Laundering Laws in all material respects. The Parent Guarantor has implemented policies and procedures designed to promote and achieve compliance with applicable Anti-Corruption Laws and applicable Anti-Money Laundering Laws. (n) Compliance with Laws. As of the date of this Agreement, each Loan Party is in compliance with all Applicable Law (other than Environmental Laws, which are the subject of Section 8.1(o)) (Environmental Matters)), including with respect to Project Upgrades, except where such noncompliance has not had and would not reasonably be expected to have a Material Adverse Effect. (o) Environmental Matters. Except as disclosed on Schedule 8.1(n) (Environmental Matters) or as would not reasonably be expected to have a Material Adverse Effect, each Loan Party:

61 (i) is not in violation of any Environmental Laws or the Equator Principles; (ii) maintains and is in compliance with all requisite Environmental Permits (including with respect to the development, construction and operation of the Project Upgrades); (iii) does not own or operate any real property contaminated with any Hazardous Materials at levels that, to the knowledge of the Borrower, would reasonably be expected to require remedial action by the Borrower pursuant to any Environmental Laws; and (iv) is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and neither Loan Party is aware of any pending investigation which would reasonably be expected to lead to such a claim. (p) No Labor Disputes. No labor dispute with the employees of any Loan Party exists or, to the knowledge of any Loan Party, is imminent that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, including with respect to the Project Upgrades. (q) Employee Benefit Plans. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) Each Plan and Multiemployer Plan has been maintained in compliance with its terms and the requirements of any applicable statutes, Orders, rules and regulations, including but not limited to ERISA and the Code. (ii) No ERISA Event has occurred or is reasonably expected to occur. (r) Taxes. Each Loan Party has timely filed all material federal, state, local and foreign income Tax returns that have been required to be filed and has paid all material Taxes indicated by such returns and all material assessments received by it to the extent that such material Taxes or assessments have become due and are not being contested in good faith by appropriate proceedings. (s) Financial Statements. Each Loan Party’s Financial Statements present fairly in all material respects the consolidated financial position of each Loan Party and its consolidated Subsidiaries (if any) as of the dates shown and their results of operations and cash flows for the periods shown, and have been prepared in conformity with GAAP in the United States applied on a consistent basis throughout the periods covered thereby, except (i) as otherwise disclosed in each Loan Party’s Financial Statements and (ii) in the case of Financial Statements of the Borrower, which shall have been prepared largely in conformity with GAAP in the United States other than with respect to financial statement footnotes.

62 (t) Absence of Material Adverse Effect. Except as set forth in the Parent Guarantor’s Latest Form 10-K or the Parent Guarantor’s Latest Form 10-Q since September 30, 2022: (i) there has not been any material change in the capital stock or long-term Indebtedness of either Loan Party, or any dividend or distribution of any kind declared, set aside for payment, paid or made by any Loan Party on any class of capital stock (other than any regular quarterly dividend), or any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, in or affecting the financial markets, business, properties, rights, assets, management, financial position, results of operations or prospects of either Loan Party; and (ii) no Loan Party has entered into any transaction or agreement that is material to such Loan Party or Incurred any liability or obligation, direct or contingent, that is material to such Loan Party. (u) Litigation. As of the date of this Agreement, there are no Actions or Orders pending to which the Parent Guarantor or any of its Subsidiaries is a party or to which any property, right or asset of the Parent Guarantor or any of its Subsidiaries is subject that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and neither any such Actions or Orders nor any legal, governmental or regulatory investigations to which a Loan Party is a party or to which any property, right or asset of a Loan Party is subject that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, are, to the knowledge of a Loan Party, threatened by any Governmental Body or by others. (v) Ranking. The (i) Loans are direct and unconditional general obligations of the Borrower, and rank and will at all times rank in right of payment and otherwise at least pari passu with all other senior unsecured and unsubordinated Indebtedness of the Borrower and (ii) the Parent Guarantee is a direct and unconditional general obligation of the Parent Guarantor, and ranks and will at all times rank in right of payment or otherwise at least pari passu with all other senior unsecured and unsubordinated Indebtedness of the Parent Guarantor, in each case, whether now existing or hereafter outstanding, except for Indebtedness of the Borrower or Parent Guarantor, as applicable, having priority solely by operation of Applicable Law, such as Indebtedness relating to judicial expenses Incurred for the general benefit of creditors, Taxes payable to Governmental Bodies, and wages, salaries and other social security benefits of the employees of the Borrower or Parent Guarantor, as applicable. (w) Investment Company Act of 1940. Neither Loan Party is, and after giving effect to the transactions contemplated hereby, will be, subject to registration as an “investment company” or “controlled” by a company subject to registration as an “investment company,” within the meaning of the United States Investment Company Act of 1940, as amended. (x) Margin Regulations. No part of the application of proceeds of any Loan will violate Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System of the United States (12 C.F.R. Sections 207, 220, 221 and 224, respectively).

63 (y) Use of Proceeds. The proceeds of all Utilizations have been and will be used in accordance with the terms and conditions of this Agreement and all applicable Finance Documents and the OeKB Guarantee. (z) No Force Majeure or Early Termination Event: No event or circumstance has occurred that: (i) gives rise or might reasonably be expected to give rise to a right to terminate early, suspend performance under repudiate or cancel (in each case, in whole or in part) the Project Equipment Supply Agreement, it being understood that the Project Equipment Supply Agreement contains provisions permitting termination for convenience by the Borrower; or (ii) constitutes a force majeure under and as described in the Project Equipment Supply Agreement. 8.2 Survival of Representations and Warranties. (a) The representations and warranties made in this Agreement are made by the applicable Loan Party on the date of this Agreement, the Amendment and Restatement Effective Date, and on each Utilization Date. (b) The representations and warranties made in this Agreement are deemed to be made to each Finance Party by reference to the fact and circumstances then existing on each applicable date on which the representations and warranties are made notwithstanding any investigation made at any time by or on behalf of the Facility Agent or the Lenders. Article 9 OeKB GUARANTEE Until the Commitments have expired or have been terminated in full and all Obligations have been indefeasibly paid or repaid in full, the Borrower covenants and agrees to each of the following: 9.1 Reimbursement of OeKB Guarantee Premium. If the OeKB Guarantee Premium or a portion thereof is refunded to the ECA Agent, after application in accordance with Section 4.2 (Mandatory Prepayment), the ECA Agent shall reimburse the Borrower in an amount equal to the amount refunded to the ECA Agent by the OeKB Guarantor promptly upon receipt of such refund from the OeKB Guarantor. 9.2 Borrower Payment. (a) The ECA Agent shall charge to the Borrower all out-of-pocket costs and expenses Incurred by the ECA Agent in connection with any refinancing of the Covered Loan or enforcement procedures. (b) If the ECA Agent requests the OeKB Guarantor’s consent or opinion to an amendment or a waiver requested by the Borrower under the Finance Documents, the ECA Agent shall

64 have the right to charge the Borrower the reasonable out-of-pocket costs and expenses Incurred in evaluating and complying with such request. (c) The Borrower agrees and acknowledges that its payment obligations hereunder will in no way be relieved by the OeKB Guarantee or any payment to a Covered Lender thereunder. In the case of any payment to the Facility Agent, the ECA Agent or any Covered Lender pursuant to the OeKB Guarantee, the Borrower acknowledges that the OeKB Guarantor will, in addition to any other rights which it may have under the OeKB Guarantee or otherwise, have full rights of recourse against the Borrower pursuant to its right of subrogation as referred to in clause (d) below. (d) Upon payment by the OeKB Guarantor of amounts due and payable hereunder in accordance with the provisions of the OeKB Guarantee, the OeKB Guarantor shall (where applicable) have the right to be subrogated to the rights of the Facility Agent, the ECA Agent and any Covered Lender (as applicable) against the Borrower in accordance with the OeKB Guarantee. 9.3 Payments Made Under the OeKB Guarantee. Each payment received by the ECA Agent from the OeKB Guarantor under the OeKB Guarantee for the account of any Covered Lender shall be paid by the ECA Agent to the Facility Agent, in immediately available funds, for distribution to each such Covered Lender. 9.4 Obligations under the OeKB Guarantee. Notwithstanding anything to the contrary in the Finance Documents, nothing in the Finance Documents shall require the Facility Agent, ECA Agent or any Covered Lender to act (or refrain from acting) in a manner that is inconsistent with the terms of the OeKB Guarantee and, in particular: (a) the Facility Agent, ECA Agent and each Covered Lender may disclose to the OeKB Guarantor (and any internationally recognized insurer or reinsurer (including any insurance brokers or other service providers connected thereto; provided that such insurance broker or service provider is subject to confidentiality obligations or a non-disclosure agreement reasonably satisfactory to the Borrower)) that provides or proposes to provide insurance coverage to one or more of any Finance Party or the OeKB Guarantor in relation to any loss suffered under or pursuant to the Finance Documents (or the OeKB Guarantee, as applicable) any information related to the Borrower, the Project Upgrades and the Finance Documents as such party may consider appropriate or necessary including, without limitation, the occurrence of a Default or an Event of Default and the Facility Agent and the ECA Agent shall be authorized to take all such actions as it may deem necessary to ensure compliance with the terms of the OeKB Guarantee; (b) the ECA Agent shall be authorized to take all such actions as it may deem necessary to ensure compliance with the terms of the OeKB Guarantee; (c) the Borrower acknowledges and agrees that (i) each Covered Lender’s rights to receive payment from the Borrower under this Agreement shall be covered pursuant to the OeKB

65 Guarantee and (ii) the OeKB Guarantor may, at any time and in accordance with the OeKB Guarantee, instruct any one or more of the ECA Agent, the Facility Agent or the Covered Lenders to suspend or cease performing any or all of its obligations contained hereunder, and such of the ECA Agent, Facility Agent and Covered Lenders shall be required to comply with any such instruction; and (d) unless a contrary indication appears in the Project Equipment Supply Agreement, any instructions given to the Facility Agent by the ECA Agent shall override any conflicting instructions given by any other Finance Party and will be binding on all Finance Parties. 9.5 Other Agreements of the Covered Lenders. (a) The Facility Agent and each Covered Lender acknowledges that it has received a copy of the preliminary approval letter issued in connection with the OeKB Guarantee and the OeKB General Terms and Conditions and agrees to such terms and conditions. The Facility Agent and each Covered Lender authorizes the ECA Agent to receive the OeKB Guarantee on behalf of itself, the Facility Agent and each Covered Lender and to exercise any and all rights and perform any and all obligations arising under the OeKB Guarantee on behalf of itself, the Facility Agent and each Covered Lender. Upon receipt of the OeKB Guarantee by the ECA Agent, the ECA Agent shall promptly forward a copy thereof to the Facility Agent and each Covered Lender. (b) Each Covered Lender authorizes the ECA Agent to follow any instructions of the OeKB Guarantor in accordance with the terms and conditions of the OeKB Guarantee and acknowledges that any Covered Lender’s failure to comply with such instructions or the terms and conditions of the OeKB Guarantee may result in lapse of coverage thereunder. (c) Each Covered Lender agrees that neither the ECA Agent nor any of its officers, directors, agents or employees shall be liable for any action taken or omitted by it or them under instructions from the OeKB Guarantor which it is or they are required to take under the OeKB Guarantee or in connection therewith. (d) Each Covered Lender agrees that any communication between any Covered Lender and the OeKB Guarantor in connection with the OeKB Guarantee or any Finance Document shall be conducted by and through the ECA Agent. (e) The ECA Agent shall inform the OeKB Guarantor of any increase or material change in any risk covered by the OeKB Guarantee to the extent it is required to do so under the terms of the OeKB Guarantee or for the purposes of ensuring the continuing validity of the OeKB Guarantee. (f) No Finance Party shall be liable in respect of any loss, damage or expense caused by its act (or omission) if it acts (or refrains from taking any action) in accordance with an instruction of the OeKB Guarantor. Any such decision or instructions from the OeKB Guarantor in the exercise or non-exercise of its rights shall be binding on the ECA Agent and the Covered Lenders. In the absence of instructions, the ECA Agent may act as it considers to be in the best interests of all the Covered Lenders and the OeKB Guarantor.

66 (g) Without duplication to the provisions of Section 7.5 (Indemnities), the ECA Agent is subject to certain obligations under the OeKB Guarantee which ECA Agent would not be liable if it was not the ECA Agent. Accordingly, the Borrower agrees to indemnify and hold harmless the ECA Agent against any cost, loss or liability Incurred by it as ECA Agent under the OeKB Guarantee and for any cost, loss or liability for which the ECA Agent may be liable to the OeKB Guarantor in respect of the OeKB Guarantee. Article 10 COVENANTS Until the Commitments have expired or have been terminated in full and all Obligations have been indefeasibly paid or repaid in full, the Parent Guarantor and the Borrower, as applicable, covenants and agrees to each of the following: 10.1 Reporting Requirements; Notices. (a) The Parent Guarantor and the Borrower shall furnish to the Facility Agent (for delivery to each Lender): (i) Quarterly Statements. Within ninety (90) days after the end of each Fiscal Quarter of the Parent Guarantor (other than periods ending on the last day of the Fiscal Year of the Parent Guarantor) : (A) an unaudited consolidated balance sheet of the Parent Guarantor as of the close of such quarterly period; (B) an unaudited consolidated income statement of the Parent Guarantor; and (C) an unaudited consolidated cash flow statement of the Parent Guarantor; in each case, for such Fiscal Quarter, prepared in accordance with GAAP, containing any applicable notes. Such Financial Statements shall be, deemed furnished on the earlier of the date posted to the Parent Guarantor’s website or the date publicly available on the U.S. Securities and Exchange Commission’s website. (ii) Annual Consolidated Statements. Within ninety (90) days after the end of each Fiscal Year of the Parent Guarantor: (A) audited Financial Statements of the Parent Guarantor consisting of a consolidated balance sheet as of the end of such Fiscal Year, (B) a consolidated income statement of the Parent Guarantor; and (C) a consolidated cash flow statement of the Parent Guarantor; in each case, for such Fiscal Year, prepared in accordance with GAAP, containing any applicable notes and certified by independent public accountants of recognized international standing. Such Financial Statements shall be, (x) deemed furnished

67 on the earlier of the date notified in writing to the Facility Agent that they have been posted to the Parent Guarantor’s website or that they have been made publicly available on the U.S. Securities and Exchange Commission’s website and (y) if requested in writing by the ECA Agent, accompanied by the then most recent ratings report for the Parent Guarantor produced by any Ratings Agency. (iii) Annual Unconsolidated Statements. (A) (x) Within ninety (90) days after the first quarter during which they are available (which shall not be later than the first quarter of the Fiscal Year ending 2025), unaudited unconsolidated Financial Statements of the Borrower for the year ending with such quarter in which such Financial Statements are available, and (y) thereafter, within ninety (90) days after the end of each Fiscal Year of the Borrower; provided that, the Borrower shall not be required to deliver such Financial Statements pursuant to this Section 10.1(a)(iii)(A) if Financial Statements are delivered for such time under Section 10.1(a)(iii)(B); and (B) Within ninety (90) days after the earlier to occur of (i) the Fiscal Year of the Borrower during which the Borrower is required by Applicable Law or otherwise required by contract to prepare audited Financial Statements of the Borrower and (ii) the Fiscal Year of the Borrower during which the Borrower voluntarily prepares such audited Financial Statements of the Borrower, unconsolidated audited Financial Statement of the Borrower for such Fiscal Year, prepared in accordance with GAAP, containing any applicable notes and certified by independent public accountants of recognized international standing. (iv) Material Adverse Environmental & Social Events. The Borrower shall promptly notify and forward a brief summary report to the Facility Agent upon the occurrence of any severe incident outside of the ordinary course or severe accident on the Mini- Mill2 Project site that relates to any of the following: (A) any accidents involving serious injuries or fatalities; (B) any fires or explosions; (C) any leaks of Hazardous Materials outside of the ordinary course and reasonably expected to require the Borrower to conduct soil or groundwater cleanup pursuant to Environmental Law; (D) any notices of violation issued or regulatory enforcement action taken by any Governmental Body against the Borrower pursuant to any Environmental Law which directly or indirectly lead to implementation delays in relation to the Project Upgrades; and (E) any strikes or neighborhood resident protests related to environmental or social matters.

68 Each such report shall include an outline of planned corrective actions for mitigating and resolving such accident or incident disclosed pursuant to clauses (A) through (E) listed above, as applicable, to the extent corrective actions are required in the Borrower’s reasonable judgment or by Applicable Law. (v) Construction Period Reporting. Within ninety (90) days from the (i) Amendment and Restatement Effective Date, (ii) the end of each six (6) month period commencing on the Amendment and Restatement Effective Date until the Final Acceptance, and (iii) the end of each Fiscal Year following the Final Acceptance, the Borrower shall deliver a semi-annual, or an annual report, as applicable, that shall provide a summary of the following: (A) The status of approvals (including new permits, permit extensions or renewals granted, outline for permits to be applied for) and status of compliance with regulatory requirements in relation to the Project Upgrades; (B) If applicable, description of any material non-compliance stipulated by any Governmental Body in relation to the Project Upgrades, and any planned mitigation measures (defining, among others, responsibilities, targets and timeframes for corrective actions); and (C) If applicable, status of outstanding corrective actions identified in the summary report required by the last sentence of Section 10.1(a)(iv) (Material Adverse Environmental & Social Events). (b) Each Loan Party will furnish written notice of each of the following events, occurrences, and conditions to the Facility Agent promptly, and in any event, other than with respect to clause (b)(ix) hereof, within seven Business Days after any officer of such Loan Party has knowledge thereof: (i) the occurrence of any Default or Event of Default; (ii) the filing or commencement of any action, suit or proceeding, labor dispute or the assertion, notice or other communication in respect of any Environmental Claim relevant in any material respect to the development of the Project Upgrades or any threatened action, suit or proceeding, labor dispute or Environmental Claim, by or before any arbitrator or other Governmental Body against or affecting such Loan Party that, if adversely determined, would reasonably be expected to result in a Material Adverse Effect; (iii) the occurrence of any other circumstances, act, or condition with respect to the adoption, material amendment, interpretation, or repeal of any Applicable Law or the Impairment of any Governmental Body or the Impairment or threatened Impairment of any Governmental Body or written notice of the failure of such Loan Party to comply with the terms and conditions of any approval by a Governmental Body that results in or would reasonably be expected to result in a Material Adverse Effect;

69 (iv) the occurrence of an ERISA Event, other than a prohibited transaction with respect to a Plan (within the meaning of Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available) that results or would reasonably be expected to result in a Material Adverse Effect; (v) the occurrence of any change in Applicable Law (or, to the knowledge of such Loan Party, in the interpretation of any Applicable Law) by a Governmental Body that results in, or would reasonably be expected to result in any Transaction Document being terminated or becoming invalid, illegal or unenforceable; (vi) the occurrence of any event or development that results in, or would reasonably be expected to result in, a Material Adverse Effect; (vii) copies of any amendments of or waivers under the Project Equipment Supply Agreement; (viii) following any request therefore, such information regarding the operations, business affairs and financial condition of such Loan Party or compliance with the terms of the Finance Documents, the Project Equipment Supply Agreement or the Parent PESA Guarantee, as the Facility Agent may reasonably request; and (ix) upon the Borrower entering into any debt instrument with any creditor, with an aggregate principal amount of such Indebtedness is greater than $100,000,000.00. Each notice delivered under this Section 10.1 (Reporting Requirements; Notices) shall either (a) be accompanied by a statement of an Authorized Officer of such Loan Party setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto or (b) be deemed to have been delivered on the date on which such Loan Party provides written notice to the Facility Agent that such information has been posted on the website address at https://www.sec.gov/cgi-bin/browse- edgar?CIK=x&owner=exclude&action=getcompany&Find=Search. 10.2 Continuation of Business and Maintenance of Existence. Each Loan Party shall (a) continue to engage in business of the same general type as now conducted by it and those lines of business reasonably related or incidental thereto and (b) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence in accordance with its organizational documents and the rights (charter and statutory) and corporate franchises of such Loan Party; provided, however, that neither Loan Party shall be required to preserve, with respect to itself, any right or franchise, if (i) its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Loan Party and (ii) the loss thereof is not disadvantageous in any material respect to the shareholders of such Loan Party. 10.3 Compliance Certificate; Notice of Default. Each Loan Party shall deliver to the Facility Agent within one hundred twenty (120) days after the end of its Fiscal Year a Compliance Certificate certifying as to whether an Event of Default has

70 occurred and, if such Authorized Officer knows of the occurrence of an Event of Default, specifying the details thereof and any action taken or proposed to be taken with respect thereto. The Compliance Certificate shall also notify the Facility Agent should the relevant Fiscal Year end on any date other than the current Fiscal Year end date. 10.4 Ranking. The Borrower shall ensure that the (i) Loans will at all times be direct and unconditional general obligations of the Borrower, ranking in right of payment and otherwise at least pari passu with all other senior unsecured and unsubordinated Indebtedness of the Borrower and (ii) the Parent Guarantee will at all times be a direct and unconditional general obligation of the Parent Guarantor, ranking in right of payment and otherwise at least pari passu with all other senior unsecured and unsubordinated Indebtedness of the Parent Guarantor, in each case, whether now existing or hereafter outstanding, except for Indebtedness of the Borrower or Parent Guarantor, as applicable, having priority solely by operation of Applicable Law, such as Indebtedness relating to judicial expenses Incurred for the general benefit of creditors, Taxes payable to any Governmental Body, and wages, salaries and other social security benefits of the employees of the Borrower or the Parent Guarantor, as applicable, and its Subsidiaries. 10.5 Limitation on Liens. Except for Permitted Liens: (a) The Parent Guarantor shall not Incur, and shall not permit any of its Subsidiaries to Incur, any Lien upon (i) any Principal Property of the Parent Guarantor or any Principal Property of a Subsidiary or (ii) any shares of stock or other Equity Interests or Indebtedness of any Subsidiary that owns a Principal Property (whether such Principal Property, shares of stock or other Equity Interests or Indebtedness is now existing or owned or hereafter created or acquired), in each case, unless prior to or at the same time, the Loans (together with, at the option of the Parent Guarantor, any other Indebtedness of the Parent Guarantor or any Subsidiary ranking pari passu in right of payment with the Loans) are equally and ratably secured with or, at the option of the Parent Guarantor, prior to such other Indebtedness. (b) Any Lien created for the benefit of shareholders pursuant to the preceding clause (a) shall provide by its terms that such Lien shall be automatically and unconditionally released and discharged upon the release and discharge of such Lien. Notwithstanding the restrictions set forth in clauses (a) and (b) above, the Parent Guarantor and its Subsidiaries shall be permitted to Incur Indebtedness secured by a Lien which would otherwise be subject to the restrictions in clauses (a) and (b) above without equally and ratably securing the Loans; provided, that, after giving effect to such Indebtedness, the aggregate amount of all Indebtedness secured by Liens (not including any Permitted Liens), together with all Attributable Debt outstanding pursuant to Section 10.6 (Limitation on Sale and Leaseback Transactions), does not exceed 17.5 % of the Consolidated Net Tangible Assets of the Parent Guarantor calculated as of the date of the creation or Incurrence of the Lien. The Parent Guarantor and its Subsidiaries also may, without equally and ratably securing the Loans, create or Incur Liens that extend, renew,

71 substitute or replace (including successive extensions, renewals, substitutions or replacements), in whole or in part, any Lien permitted pursuant to the preceding sentence. 10.6 Limitation on Sale and Leaseback Transactions. (a) The Parent Guarantor shall not directly or indirectly, and shall not permit any of its Subsidiaries that own a Principal Property directly or indirectly to, enter into any Sale- Leaseback for the sale and leasing back of any Principal Property, whether now owned or hereafter acquired, unless: (i) such transaction was entered into prior to the Original Closing Date; (ii) such transaction was for the sale and leasing back to the Parent Guarantor or one of its Subsidiaries of any property by the Parent Guarantor or one of its Subsidiaries; (iii) such transaction involves a lease for not more than three years (or which may be terminated by the Parent Guarantor or its Subsidiaries within a period of not more than three years); (iv) the Parent Guarantor would be entitled to Incur Indebtedness secured by a Lien with respect to such Sale-Leaseback without equally and ratably securing the Loans pursuant to the last paragraph of Section 10.5 (Limitation on Liens); or (v) the Parent Guarantor applies an amount equal to the net proceeds from the sale of such property to the purchase of other property or assets used or useful in its business or to the retirement of long-term Indebtedness within 365 days before or after the effective date of any such Sale-Leaseback; provided, that, in lieu of applying such amount to the retirement of long-term Indebtedness, the Parent Guarantor may cause the Borrower to apply the proceeds to prepay the Loans pursuant to Section 4.4 (Voluntary Prepayment). (b) Notwithstanding the restrictions set forth in clause (a) above, the Parent Guarantor and its Subsidiaries may enter into any Sale-Leaseback which would otherwise be subject to the foregoing restrictions, if after giving effect thereto the aggregate amount of all Attributable Debt with respect to such transactions, together with all Indebtedness outstanding pursuant to the last paragraph of Section 10.5 (Limitation on Liens), does not exceed 17.5 % of the Consolidated Net Tangible Assets of the Parent Guarantor calculated as of the closing date of the Sale-Leaseback. 10.7 Sanctions and Anti-Corruption Laws. The Borrower shall not and the Parent Guarantor shall not permit the Borrower to, directly or indirectly, use any part of the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any other Person: (a) in violation of any applicable Anti-Corruption Law; (b) to fund, finance or facilitate any agreement, transaction, dealing or business with or for the benefit of a Sanctions Target (or involving any property thereof) or involving any Sanctioned Jurisdiction; or (c) in any other manner that would result in a violation of Sanctions by any Loan Party or any Lender. In relation to each Restricted Finance Party, this Section 10.7 (Sanctions and

72 Anti-Corruption Laws) shall only apply for the benefit of that Restricted Finance Party to the extent that the acceptance of the covenants in this Section 10.7 (Sanctions and Anti-Corruption Laws) would not conflict with, or result in any such Restricted Finance Party being in violation of, or subject to liability under, any EU Anti-Boycott Regulation. In connection with any amendment, waiver, determination or direction relating to any part of this Section 10.7 (Sanctions and Anti-Corruption Laws) of which a Restricted Finance Party does not have the benefit, the Commitment of that Restricted Finance Party (if any) will be excluded for the purpose of determining whether the consent of the Majority Lenders has been obtained or whether the determination or direction by the Majority Lenders has been made. 10.8 Environmental Matters. Each Loan Party shall promptly after obtaining knowledge thereof, notify the Facility Agent (for delivery to each Lender) of (a) any Environmental Claim that is instituted or threatened against the Parent Guarantor or its Subsidiaries and (b) any Environmental Matter, in each case, that would reasonably be expected to have a Material Adverse Effect. Each Loan Party shall, if remedial or corrective action is required pursuant to Environmental Law, prepare a corrective action plan or similar remedial plan to mitigate and remedy the facts giving rise to the applicable Environmental Claim or Environmental Matter and, if requested by any Lender and to the extent permitted by Applicable Law, deliver to the Facility Agent and the Lenders a copy of the final version of any such corrective action plan or similar remedial plan to the extent approved by the applicable Governmental Body. 10.9 Compliance with All Applicable Law and Material Contractual Obligations Each Loan Party shall: (a) comply with all Environmental Laws and Equator Principles in all material respects; (b) obtain, maintain and comply in all material respects with all requisite Environmental Permits; (c) comply with all Applicable Law (other than Environmental Laws); and (d) comply with all Contractual Obligations; in each case, with respect to subclauses (c) and (d) except where failure to do so does not or would not reasonably likely to have a Material Adverse Effect. It is understood that “in all material respects” as used with respect to subclauses (a) and (b) means in all respects irrespective of the cost of any failure to comply, obtain or maintain. 10.10 Project Equipment Supply Agreement The Borrower shall: (a) be in compliance in all material respects with the Project Equipment Supply Agreement;

73 (b) not amend or waive any material provisions under the Project Equipment Supply Agreement which could reasonably be expected to be relevant for the interests of the Facility Agent, the ECA Agent and/or the OeKB Guarantor with respect to the deliveries and/or services under the Project Equipment Supply Agreement (including, without limitation, any amendment which changes or has the effect of changing the Export Contract Value, the Eligible Project Costs, the payment terms or the scope of work); (c) notify the ECA Agent of any other amendments to the Project Equipment Supply Agreement no later than seven (7) Business Days following the closing of such amendment; (d) submit to the ECA Agent all copies of amendments to the Project Equipment Supply Agreement no later than seven (7) Business Days following the closing of such amendment; and (e) inform the ECA Agent of any event under or with respect to the Project Equipment Supply Agreement enabling the Borrower and/or Primetals to cancel, suspend, rescind or terminate the Project Equipment Supply Agreement in whole or in part. The Parent Guarantor shall: (i) be in compliance in all material respects with the Parent PESA Guarantee; (ii) not amend or waive any material provisions under the Parent PESA Guarantee which could reasonably be expected to be relevant for the interests of the Facility Agent, the ECA Agent and/or the OeKB Guarantor with respect to the deliveries and/or services under the Project Equipment Supply Agreement or the Parent PESA Guarantee (including, without limitation, any amendment which changes or has the effect of changing the Export Contract Value, the Eligible Project Costs, the payment terms or the scope of work); (iii) notify the ECA Agent of any other amendments to the Parent PESA Guarantee no later than seven (7) Business Days following the closing of such amendment; (iv) submit to the ECA Agent all copies of amendments to the Parent PESA Guarantee no later than seven (7) Business Days following the closing of such amendment; and (v) inform the ECA Agent of any event under or with respect to the Parent PESA Guarantee enabling the Parent PESA Guarantee and/or Primetals to cancel, suspend, rescind or terminate the Parent PESA Guarantee in whole or in part. 10.11 Know Your Customer. Each Loan Party will promptly on any Lender's written request supply to it any documentation or other evidence that is reasonably required by that Lender (whether for itself or on behalf of any Person to whom that Lender may, or may intend to, transfer any of its rights or Obligations under this Agreement) to enable such Lender:

74 (a) to carry out and be satisfied it has complied with all necessary “know your customer” requirements that that Lender is obliged to carry out under all Applicable Law pursuant to the transactions contemplated in this Agreement; and (b) to comply with its obligations under all Applicable Law to prevent money laundering and corruption and to conduct ongoing monitoring of the business relationship with such Loan Party. 10.12 Maintenance of Properties. The Parent Guarantor will, and will cause each of its Subsidiaries to (a) maintain from time to time all property that is material to the conduct of its business at such time in good working order and condition (ordinary wear and tear excepted), and (b) maintain with financially sound and reputable insurance companies insurance on its property as are usually reasonably maintained by, and against at least such risks as are usually insured against in the same general area by, companies engaged in the same or a similar business would be (in any event including all risk property business interruption insurance, workers compensation and such other insurances that would be reasonable and prudent from time to time), in each case in such amounts and with only such deductibles as are commonly available in the market at such time; provided that the Parent Guarantor may, but shall not be obligated to, implement programs of self-insurance in the ordinary course of business and in accordance with industry standards for a company of similar size so long as reserves are maintained in accordance with GAAP for the liabilities associated therewith). 10.13 Right of the Lenders to Inspect Property. Each Loan Party shall, at its own cost, permit authorized representatives designated by the Facility Agent or the ECA Agent to visit and inspect its properties, including its books and records and the Project Upgrades, once per Fiscal Year, at reasonable times and with reasonable prior notice; provided that if (a) an Event of Default or severe accident or incident described in Section 10.1(a)(iv) (Material Adverse Environmental & Social Events) has occurred and is continuing, or (b) requested by the OeKB Guarantor in writing, the Facility Agent, the ECA Agent, the OeKB Guarantor or any other designated authorized designee thereto, may conduct an inspection visit more than once per Fiscal Year at reasonable times and with reasonable prior notice. The OeKB Guarantor, the Facility Agent, the ECA Agent or any such designated authorized designee thereto, shall, in all cases, comply with the applicable Loan Party’s rules regarding safety and security while visiting such Loan Party’s facilities. 10.14 Accuracy of Information. Each Loan Party will ensure that no report, financial statement, certificate or other information furnished (other than projected financial information) by or on behalf of such Loan Party to the Facility Agent or any Lender in connection with this Agreement, the Project Equipment Supply Agreement or any other Transaction Document or any amendment or other modification hereof or thereof (in each case as modified or supplemented by other information so furnished), taken as a whole, shall contain any material misstatement of fact or shall omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that with respect to projected financial information, each Loan

75 Party will ensure only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. 10.15 Obligations of the Loan Parties. Each Loan Party shall perform its obligations under each Finance Document to which it is a party notwithstanding any failure by the Seller (as defined in the Project Equipment Supply Agreement) to fulfil its obligations under any commercial arrangement entered into with any Loan Party or otherwise, and no Loan Party shall use any failure as an excise, defense, set-off or counterclaim in respect of its obligations under any Finance Document. 10.16 Further Assurances. Promptly upon request by the Facility Agent, or any Lender through the Facility Agent, each Loan Party shall (a) correct any material defect or error that may be discovered in any Transaction Document or in the execution, acknowledgment, filing or recordation thereof and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Facility Agent, or any Lender through the Facility Agent, may reasonably require from time to time in order to carry out more effectively the purposes of the Transaction Documents. 10.17 Merger, Consolidation or Sale of Assets. No Loan Party shall, in a single transaction or through a series of related transactions, consolidate or merge with or into any other Person, or, directly or indirectly, sell or convey substantially all of its assets to another Person or group of affiliated Persons, except that any Loan Party may consolidate or merge with, or sell or convey substantially all of its assets to another Person if: (a) such Loan Party is the continuing Person or the successor Person (if other than the Borrower) is solvent, organized and existing under the laws of the United States of America, any State thereof or the District of Colombia and such Person expressly assumes all obligations of such Loan Party, under the Finance Documents and, with respect to the Parent Guarantor, the Parent PESA Guarantee, including payment of the principal and interest on the Loans in the case of the Borrower, and the performance and observance of all of the obligations of this Agreement and the Parent PESA Guarantee to be performed by such Loan Party; and (b) immediately after giving effect to such transaction and the assumption of the obligations as set forth in clause (a) above, no Default or Event of Default shall have occurred and be continuing under this Agreement. For purposes of this Section 10.17 (Merger, Consolidation or Sale of Assets) only, “substantially all of its assets” means, at any date, a portion of the non-current assets reflected in such Loan Party’s consolidated balance sheet as of the end of the most recent quarterly period that represents at least 66% of the total reported value of such assets.

76 10.18 Amendments to Documents. No Loan Party will amend, modify or waive any of its rights under its certificate of formation or limited liability agreement or other organizational documents, in each case if the effect of such amendment, modification or waiver would be materially adverse to such Loan Party’s ability to comply with its obligations under any Transaction Document. 10.19 Financial Covenants in Other Agreements. No Loan Party shall agree to any debt instrument with any senior unsecured and unsubordinated creditor, (i) in the case of the Parent Guarantor, with an aggregate principal amount of such senior unsecured and unsubordinated Indebtedness that is greater than $100,000,000.00, and (ii) in the case of the Borrower, that is guaranteed by the Parent Guarantor, in each case, that has more favorable covenants or events of default without also providing the same financial covenant or event of default mutatis mutandis for the benefit of Lenders under this Agreement. 10.20 Evidence of Transfer. The Loan Parties shall, no later than (i) the Closing Date, deliver to the Facility Agent evidence of transfer to the Borrower of title to equipment originally sold to the Parent Guarantor under the PESA and (ii) December 31, 2023, evidence of physical transfer of such equipment to site of the Mini-Mill2 Project. Article 11 CONDITIONS PRECEDENT 11.1 Conditions Precedent to the Amendment and Restatement Effective Date. The closing date and effective date of this Agreement shall occur on the Business Day on which the following conditions shall be satisfied or waived by each Lender (the “Amendment and Restatement Effective Date”), and the Facility Agent shall give notice of the satisfaction or waiver of the conditions set forth in this Section 11.1 (Conditions Precedent to the Closing Date) to the Lenders and the Borrower (and with respect to the delivery of such notice, the Facility Agent shall be entitled to assume that the conditions precedent in clause (j) (Absence of Default) and clause (k) (No Material Adverse Effect) have been fulfilled unless the Facility Agent has received actual notice to the contrary from the Borrower or a Lender): (a) Execution of this Agreement and the Fee Letters. The Amendment and Restatement Agreement and the Fee Letters shall have been duly executed and delivered by the Borrower, the Facility Agent and each Lender identified on the signature pages thereof. (b) Payment of Fees. (i) The fees payable on the Amendment and Restatement Effective Date in accordance with the Fee Letters have been paid prior to or on the Amendment and Restatement Effective Date; and

77 (ii) All fees payable in accordance with the Finance Documents and all out-of-pocket costs and expenses due at such time (including fees and disbursements of outside counsel to the Facility Agent) have been paid. (c) Financial Statements. The Parent Guarantor shall have delivered to the Facility Agent copies of the audited Financial Statements of the Parent Guarantor for the Fiscal Year ended December 31, 2021 and unaudited financial statements of the Parent Guarantor for the three-month period ended June 30, 2022, together with a certificate from an Authorized Officer certifying that such Financial Statements fairly present, in all material respects, the financial condition and results of operations and cash flows of the Parent Guarantor, for the relevant Fiscal Year or semi-annual period, in all cases prepared in accordance with GAAP except to the extent set forth therein and subject, in the case of the Financial Statements for the three-month period ended June 30, 2022, to year-end audit adjustments and the absence of footnotes. (d) Corporate Documents. Each Loan Party shall have delivered to the Facility Agent an Officer’s Certificate, dated as of the Amendment and Restatement Effective Date, certifying (i) that attached to such certificate is a true and complete copy of the charter and by-laws or limited liability company agreement (or equivalent documents), as applicable, of such Loan Party as in effect on the date of such certificate; (ii) that attached to such certificate is a true and complete copy of all documents evidencing the corporate authority of such Loan Party, including resolutions duly adopted by its Board of Directors or other authorized governing body of such Loan Party for (x) the approval of the execution, delivery and performance of the Amendment and Restatement Agreement, the Fee Letters and each other document to be delivered by such Loan Party from time to time in connection herewith or therewith and the transactions contemplated hereby and thereby and (y) authorizing a named person or persons to sign, execute and deliver each such document and any documents to be delivered by it pursuant thereto, and that such documents are true, complete and correct and in full force and effect (or, if applicable, certifying that such resolutions are not necessary for such Authorization under Applicable Law); and (iii) as to the incumbency and specimen signature of each Authorized Officer of such Loan Party executing this Agreement and the Fee Letters on behalf of such Loan Party. (e) Certificates. Each Loan Party shall have delivered to the Facility Agent certificates of an Authorized Officer of such Loan Party, dated as of the Amendment and Restatement Effective Date, certifying that each statement contained therein shall be true and correct as of the Amendment and Restatement Effective Date and certifying that: (i) each of the representations and warranties of such Loan Party contained in this Agreement and in the Parent Guarantee (in the case of the Parent Guarantor) is true and correct in all material respects on the Amendment and Restatement Effective Date as if made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date); provided, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualifications therein) in all respects on such respective dates, (ii) no Event of Default has occurred and is continuing on such date or will result from the consummation

78 of the transactions contemplated by this Agreement or the Fee Letters and (iii) since September 30, 2022, no event, condition, circumstance, action, suit or proceeding at law or in equity or by or before any Governmental Body or arbitral tribunal or other body affecting such Loan Party has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. (f) Legal Opinion. The Facility Agent and each Lender shall have received an opinion of Milbank LLP, New York counsel to the Borrower and the Parent Guarantor in form and substance reasonably satisfactory to the Facility Agent and each Lender. (g) OeKB Guarantee. The ECA Agent shall have received a reaffirmation of the OeKB Guarantee. (h) Parent Guarantee. (A) The Parent Guarantee shall have been issued in favor of the Facility Agent on behalf of the Finance Parties and shall be in full force and effect and (B) a true, complete and original copy of the Parent Guarantee shall have been received by the Facility Agent. (i) Assignment and Assumption Agreement. Immediately prior to the Amendment and Restatement Effective Date, the Parent Guarantor shall have assigned all of its rights and obligations in, to and under the Original Credit Agreement, and all its liabilities and obligations arising thereunder, to the Borrower pursuant to the Assignment and Assumption Agreement. (j) Absence of Default. No Default or Event of Default shall have occurred and be continuing. (k) No Material Adverse Effect. Since September 30, 2022, no event, condition or circumstance affecting the Borrower or the Parent Guarantor shall have occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. (l) Know Your Customer Requirements. (i) The Lenders and the Facility Agent shall have received, on or prior to the Amendment and Restatement Effective Date, all documentation and other information reasonably requested by the Lenders at least three (3) Business Days prior to the Amendment and Restatement Effective Date in order to allow such Lenders to comply with applicable “know your customer” rules and regulations and Anti-Money Laundering Laws and (ii) at least two (2) Business Days prior to the Amendment and Restatement Effective Date, the Borrower shall have delivered a Beneficial Ownership Certification. (m) Project Equipment Supply Agreement. The Facility Agent shall have received duly executed copies of the (i) PESA Assignment and Assumption Agreement, (ii) the Parent PESA Guarantee and (iii) any amendments to the PESA entered into prior to the Amendment and Restatement Effective Date.

79 (n) Exporter’s Undertaking. The Facility Agent shall have received a duly executed copy of any amendments, supplements or other modification of the Exporter’s Undertaking in form and substance reasonably acceptable to the Facility Agent. (o) Exporter’s Declaration. The Facility Agent shall have received a duly executed copy of any amendments, supplements or other modification to the Exporter’s Declaration in form and substance reasonably acceptable to the Facility Agent. (p) Construction Schedule. The Facility Agent shall have received copies of any amendments, supplements or other modification to the construction schedule and timeline with respect to the Project Upgrades in form and substance reasonably acceptable to the Facility Agent. (q) Evidence of Transfer. The Facility Agent shall have received an executed copy of that certain lease assignment and assumption agreement by and among the Borrower and the Parent Guarantor in a form reasonably satisfactory to the Facility Agent, evidencing transfer to the Borrower of title to equipment originally sold to the Parent Guarantor under the PESA. (r) The OeKB Guarantor shall have acknowledged in writing the relocation of the Project Upgrade (as defined in the Original Credit Agreement) and the change of the borrower under the Original Credit Agreement from United States Steel Corporation to Exploratory Ventures, LLC to the ECA Agent. For the avoidance of doubt, documents listed under the limbs (g), (n) and (o) of this Section 11.1 shall not be disclosed to the Borrower. 11.2 Additional Conditions Precedent to Covered Loans. The obligation of each Lender to make any Covered Loan hereunder (including its initial Covered Loan) shall become effective on the Business Day during the Covered Loan Commitment Period on which the following conditions shall be satisfied or waived by each Lender (each, a “Covered Loan Additional Closing Date”), and the Facility Agent shall give notice of the satisfaction or waiver of the conditions set forth in this Section 11.2 (Additional Conditions Precedent to Covered Loans) to the Lenders and the Borrower: (a) Representations and No Default. (i) Each of the representations and warranties of the Loan Parties contained in this Agreement and of the Parent Guarantor contained in the Parent Guarantee is true and correct in all material respects on the Covered Loan Additional Closing Date as if made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date); provided, that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualifications therein) in all respects on such respective dates and (ii) no Default or Event of Default has occurred and is continuing on such date or will result from the consummation of such borrowing.

80 (b) Certificates. Each Loan Party shall have delivered to the Facility Agent certificates of an Authorized Officer of such Loan Party, dated as of the Covered Loan Additional Closing Date, certifying that each statement contained in clause (a) above shall be true and correct as of the Covered Loan Additional Closing Date; provided that this paragraph 11.2(b) shall not apply in the case of a Covered Loan Utilization Request—Disbursement (Schedule C- 1, Part I) is being delivered by the Exporter. (c) Covered Loan Utilization Request. The Borrower or the Exporter, as the case may be, shall have delivered to the Facility Agent a Covered Loan Utilization Request in accordance with Section 3.1 (Delivery of a Utilization Request). (d) [Reserved] (e) OeKB Guarantee. (i) The OeKB Guarantee shall be in full force and effect; (ii) the OeKB Guarantee shall provide cover in relation to the proposed Covered Loan and in respect of all Covered Loans outstanding as of the date of delivery of the Covered Loan Utilization Request; and (iii) the Borrower shall have delivered such additional information, documentation or clarification that the ECA Agent advises (acting upon request of the OeKB Guarantor) is necessary to ensure that the requirements of, or conditions to, the OeKB Guarantee are satisfied; provided, that the ECA Agent uses its reasonable endeavors to request such additional information, documentation or clarification as far as reasonably possible in advance of the proposed date of disbursement of the Covered Loan. (f) Evidence of Final Acceptance. As to the final disbursement of the Covered Loan, the Facility Agent shall have received satisfactory evidence that the Final Acceptance has taken place. (g) Exporter’s Certificate. The Facility Agent shall have received a duly executed copy of the Exporter’s Certificate in form and substance reasonably acceptable to the Facility Agent. 11.3 Additional Conditions Precedent to Commercial Loans. The obligation of each Lender to make any Commercial Loan hereunder (including its initial Commercial Loan) shall become effective on the Business Day during the Commercial Loan Commitment Period on which the following conditions shall be satisfied or waived by each Lender (each, a “Commercial Loan Additional Closing Date”), and the Facility Agent shall give notice of the satisfaction or waiver of the conditions set forth in this Section 11.3 (Additional Conditions Precedent to Commercial Loans) to the Lenders and the Borrower: (a) Representations and No Default. (i) Each of the representations and warranties of the Loan Parties contained in this Agreement and of the Parent Guarantor contained in the

81 Parent Guarantee is true and correct in all material respects on the Commercial Loan Additional Closing Date as if made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date); provided, that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualifications therein) in all respects on such respective dates and (ii) no Default or Event of Default has occurred and is continuing on such date or will result from the consummation of such borrowing. (b) Certificates. Each Loan Party shall have delivered to the Facility Agent certificates of an Authorized Officer of such Loan Party, dated as of the Commercial Loan Additional Closing Date, certifying that each statement contained in clause (a) above shall be true and correct as of the Commercial Loan Additional Closing Date. (c) Commercial Loan Utilization Request. The Borrower shall have delivered to the Facility Agent a Commercial Loan Utilization Request in accordance with Section 3.1 (Delivery of a Utilization Request). Article 12 EVENTS OF DEFAULT AND REMEDIES 12.1 Events of Default. Until the Commitments have expired or have been terminated in full and all Obligations have been indefeasibly paid or repaid in full, the occurrence of any of the following events, following the lapse of the applicable cure period (if any) set forth below, or the issuance of written notice (if any) in respect thereof, shall constitute an “Event of Default”: (a) the Borrower fails to pay on or before the due date, any amount due to the Lenders (unless the failure to pay is caused by an administrative or technical error which is remedied within three (3) Business Days); (b) either Loan Party shall default in the due performance or observance of any term, covenant, warranty, condition or provision of a Finance Document to which it is a party, not otherwise specified in this Section 12.1 (Events of Default) and, in the case of defaults other than under any of Section 2.3 (Purpose and Use of Proceeds), 10.1(a)(iii) (Annual Unconsolidated Statements), 10.1(b) (Reporting Requirements; Notices), 10.2 (Continuation of Business and Maintenance of Existence), 10.5 (Limitation on Liens), 10.6 (Limitation on Sale and Leaseback Transactions), Section 10.7 (Sanctions and Anti- Corruption Laws), 10.12 (Maintenance of Properties) or 10.17 (Merger, Consolidation or Sale of Assets), 10.18 (Amendments to Documents), and 10.19 (Financial Covenants in Other Agreements) such breach remains unremedied for a period of thirty (30) days or more after the earlier of (i) written notice from the Facility Agent to the Borrower and (ii) knowledge of such breach by an officer of either Loan Party; (c) the entry by a court having jurisdiction in the premises of (i) an Order for relief in respect of either Loan Party in an involuntary case or proceeding under any applicable U.S. federal

82 or state bankruptcy, insolvency, reorganization or other similar law or (ii) an Order adjudging either Loan Party a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of either Loan Party under Applicable Law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the either Loan Party or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such Order for relief or any such other Order unstayed and in effect for a period of thirty (30) consecutive days; (d) the commencement by a Loan Party of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of an Order for relief in respect of either Loan Party in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under Applicable Law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of either Loan Party or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, its inability to pay its debts generally as they become due, the admission by it in writing thereof, or the taking of corporate action by either Loan Party in furtherance of any such action; (e) one or more ERISA Events occurs which individually or in the aggregate has, or would reasonably be expected to have, a Material Adverse Effect; (f) either Loan Party fails to comply with any material provision of the Project Equipment Supply Agreement or the Parent PESA Guarantee and such breach remains unremedied beyond any applicable grace period in the Project Equipment Supply Agreement or the Parent PESA Guarantee to which it is a party; (g) any representation or statement made or deemed to be made by either Loan Party in any Finance Document or any other document delivered by or on behalf of such Loan Party by an Authorized Officer of such Loan Party under or in connection with any Transaction Document is or proves to have been incorrect or incomplete, to the extent not already qualified by materiality, in any material respect when made or deemed to be made (except to the extent such representation or warranty expressly relates to an earlier date, and in such case, shall be true and correct on and as of such earlier date) and in each case if the circumstances so misrepresented are susceptible to cure and not corrected within five (5) days after the earlier of (i) written notice from the Facility Agent to the Borrower and (ii) knowledge of such breach by an officer of either Loan Party; (h) (i) it becomes unlawful for either Loan Party to perform in any material respect any of its Obligations under any Finance Document;

83 (ii) any obligation or obligations of either Loan Party under any of the Finance Documents are not or cease to be legal, valid, binding or enforceable and the cessation individually or cumulatively materially and adversely affects the interests of the Lenders under the Finance Documents; or (iii) any Finance Document ceases to be in full force and effect or is alleged by a party to it (other than a Finance Party) to be ineffective; (i) either Loan Party suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a part of its business which has, or would reasonably be expected to have, a Material Adverse Effect; provided that temporary suspensions in connection with maintenance in the ordinary course of business shall not constitute an Event of Default under this clause (i); (j) (i) the Parent Guarantor or any of its Subsidiaries shall fail to make any payment (whether of principal or interest or other amount and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue unremedied for the applicable cure period, if any, provided in the document evidencing such Material Indebtedness, and the Borrower or its Subsidiary, as applicable, fails to demonstrate, to the satisfaction of the Lenders, that the default of such Material Indebtedness would not reasonably be expected to have a Material Adverse Effect; (ii) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity pursuant to any document evidencing or relating to such Material Indebtedness (other than by a mandatory prepayment required due to asset sale, casualty or condemnation (other than a total loss) or debt or equity issuance), and such Loan Party fails to demonstrate, to the satisfaction of the Lenders, that the acceleration of such Material Indebtedness would not reasonably be expected to have a Material Adverse Effect; (k) one or more judgments for the payment of money in an aggregate amount exceeding $100,000,000 shall be rendered against the Parent Guarantor or any of its Subsidiaries and shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any asset of the Parent Guarantor or its Subsidiary, as applicable, to enforce any such judgment; and (l) the Parent Guarantee shall cease to be in full force and effect.

84 12.2 Remedies upon Default. (a) Upon the occurrence of an Event of Default: (i) under Section 12.1(c) or Section 12.1(d) (Events of Default) to the extent permitted by Applicable Law, the Obligations shall automatically and immediately become due and payable and the Facility Agent shall take the actions set forth in paragraph (b) below (other than paragraph (b)(i)); (ii) all outstanding Loans shall bear interest in accordance with Section 5.2 (Default Interest). (b) Upon the occurrence, and during the continuance, of any Event of Default, the Majority Lenders or the Facility Agent as instructed by the Majority Lenders may, by notice given to the Borrower, take any of the following actions: (i) declare all Obligations to be immediately due and payable; and (ii) to the extent permitted by Applicable Law: (A) take such actions and commence such proceedings as may be permitted at law or in equity; and (B) cancel any or all Unused Commitments, and all of the foregoing without any additional notice, presentment, demand, protest, notice of protest, dishonor or any other action except as required by law. The rights and remedies of the Facility Agent and the Lenders hereunder are cumulative and are in addition to and not in substitution for any other rights or remedies provided by Applicable Law or by any of the other Finance Documents. (c) The Facility Agent will use commercially reasonable efforts to notify the Borrower and each Lender upon its satisfaction as to the cessation of an Event of Default without undue delay upon obtaining actual knowledge thereof, it being understood that no failure or delay on the part of the Facility Agent to provide any such notice will (i) give rise to any claim by the Borrower or any Lender against the Facility Agent or (ii) extend the period during which an Event of Default exists. Article 13 CHANGES TO PARTIES 13.1 Assignment by Lenders. (a) This Agreement and the other Finance Documents shall inure to the benefit of and be binding upon the parties hereto and thereto, their respective successors and any permitted assignee of some or all of the parties’ rights or obligations under this Agreement and the other Finance Documents as permitted under this Section 13.1 (Assignment by Lenders).

85 (b) A Lender (the “Existing Lender”) may assign or transfer all or any part of its rights in respect of the Obligations, this Agreement and the other Finance Documents to or in favor of any Lender, any Affiliate of any Lender or the OeKB Guarantor upon notice to the Facility Agent and the Borrower and have its corresponding obligations hereunder and thereunder assumed by such Person; provided, that: (i) except with respect to an assignment or transfer to any Lender or Affiliate of any Lender, no Lender shall be permitted to make a partial assignment or transfer of Loans in a principal amount of less than $5,000,000 and, if greater, in an amount which is an integral multiple of $500,000; (ii) the Facility Agent’s and the Borrower’s consent to assignment shall be required (which consent shall not be unreasonably withheld, delayed or conditioned) for any assignment to a Person other than any Lender, any Affiliate of any Lender or the OeKB Guarantor; unless an Event of Default has occurred and is continuing and in such case a Lender may make an assignment or transfer to any Person with the Facility Agent’s consent and such transfer or assignment shall not require the consent of the Borrower and shall not be subject to any restriction (including those set forth in this Section 13.1 (Assignment by Lenders)); provided, that no Loans may be assigned to any Sanctions Target; this restriction shall not apply to any Restricted Finance Party if and to the extent it would result in any violation of, conflict with or liability under any EU Anti-Boycott Regulation; (iii) no assignment or transfer may be made to the Borrower or any Affiliate thereof; and (iv) with respect to Covered Loans, the consent of the ECA Agent acting on behalf of the OeKB Guarantor shall be required. (c) If the Borrower has not given the Facility Agent notice of its objection to an assignment of a Loan within five (5) Business Days after receiving notice of such assignment, the Borrower shall be deemed to have consented to the assignment. Any assignment made hereunder shall become effective when the Facility Agent executes a duly completed and executed Transfer Certificate which is delivered by the Existing Lender and the Permitted Transferee. Any such assignee shall be treated as a party to this Agreement and the OeKB Guarantee for all purposes of this Agreement and the OeKB Guarantee and the other Finance Documents and shall be entitled to the full benefit hereof and thereof and shall be subject to the obligations of the Lenders to the same extent as if it were an initial party in respect of the rights assigned to it and obligations assumed by it and the Lender making such assignment shall be released and discharged accordingly. (d) If the consent of the Borrower is required for any assignment, the Facility Agent shall not be obligated to enter into a Transfer Certificate if the Borrower withholds its consent. (e) The Lenders may provide to any potential permitted assignee or transferee such information, including Confidential Information, concerning this Agreement, the other Finance Documents, the OeKB Guarantee and the financial position and the operations of

86 the Borrower as, in the reasonable opinion of the Lenders, may be relevant or useful in connection with this Agreement, the other Finance Documents or any portion thereof proposed to be acquired by such assignee or transferee; provided, that each recipient of such information agrees not to disclose such information to any other Person except as permitted pursuant to Section 20.1(d) (Confidential Information). (f) The Facility Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices at KfW IPEX-Bank GmbH, Palmengartenstrasse 5-9, 60325 Frankfurt am Main, Germany a copy of each assignment delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Facility Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (g) Each new Lender, by executing the relevant Transfer Certificate, confirms that the Facility Agent, has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lenders in accordance with this Agreement before the date the transfer becomes effective. (h) Each new Lender shall pay to the Facility Agent a processing and recordation fee of $5,000 upon execution and delivery of the relevant Transfer Certificate. (i) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Facility Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights or obligations under this Agreement (including all or a portion of its Commitment or the Loans owing to it); provided, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Facility Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. (j) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided, that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver of Section 22.4 (Amendment and Waiver) that affects such Participant and that requires the consent of each Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on)

87 each Participant’s interest in the Loans or other obligations under the Finance Documents (the “Participant Register”); provided, that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Finance Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b) of the proposed United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Facility Agent (in its capacity as Facility Agent) shall have no responsibility for maintaining a Participant Register. (k) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank; provided, that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (l) In connection with any assignment, participation or pledge made pursuant to this Section 13.1 (Assignment by Lenders), the Borrower agrees to enter into such documents as may reasonably be required by a Lender to evidence such assignment, participation or pledge. 13.2 Assignment by Borrower. The Borrower shall not assign all or any part of its rights, benefits or Obligations under this Agreement or any of the other Finance Documents to which it is a party without the prior written consent of the Lenders. 13.3 Assignment to OeKB Guarantor. In the event that the OeKB Guarantor makes a payment pursuant to the OeKB Guarantee to any Covered Lender or the ECA Agent for the account of any Covered Lender, the Borrower and the Covered Lenders shall recognize the OeKB Guarantor’s full rights of subrogation against the Borrower to the Covered Lender to whom the claim payment was made, including to share pro rata with the other Covered Lenders in any payments received and distributed according to the terms of this Agreement (subject, however, to the express provisions of Sections 4.4 (Voluntary Prepayment) and 4.7 (Application)). Article 14 ADMINISTRATIVE PARTIES 14.1 Appointment of the Facility Agent.

88 (a) Each Finance Party (other than the Facility Agent) hereby irrevocably appoints and authorizes the Facility Agent to act on its behalf as its agent under and in connection with the Finance Documents. By its signature below, the Facility Agent (or any successor thereto pursuant to this Article 14 (Administrative Parties)) accepts such appointment. (b) Each Finance Party (other than the Facility Agent) irrevocably authorizes the Facility Agent in such capacity to: (i) take such actions, perform the duties and to exercise the rights, powers, authorities and discretions that are specifically delegated to the Facility Agent under or in connection with the Finance Documents, together with any other incidental rights, powers, authorities and discretions as are reasonably incidental thereto; and (ii) enter into and deliver each Finance Document expressed to be entered into by the Facility Agent. (c) Each of the Finance Parties (other than the Facility Agent) hereby exempts the Facility Agent from the restrictions pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions applicable to it pursuant to any other Applicable Law, in each case to the extent legally possible to such Finance Party. A Finance Party which cannot grant such exemption shall notify the Facility Agent accordingly. (d) The provisions of this Article 14 (Administrative Parties) are solely for the benefit of the Finance Parties and the Borrower shall not have rights as a third-party beneficiary of any such provision. 14.2 Instructions to the Facility Agent. (a) Unless a contrary indication appears in a Finance Document or the OeKB Guarantee, the Facility Agent is hereby authorized by the Finance Parties party hereto to execute, deliver and perform each of the Finance Documents to which the Facility Agent is or is intended to be a part. (b) The Facility Agent is not authorized to act on behalf of a Lender (without first obtaining such Lender’s consent) in any legal or arbitration proceedings relating to any Finance Document or the OeKB Guarantee. (c) The Facility Agent may: (i) assume, absent actual knowledge or written notice to the contrary, that (A) any representation made by any Person in connection with any Finance Document is true, (B) no Default or Event of Default exists, (C) no Person is in breach of or in default under its obligations under any Finance Document and (D) any right, power, authority or discretion vested herein upon the other Agent has not been exercised; (ii) assume, absent actual knowledge or written notice to the contrary, that any notice or certificate given by any Person has been validly given by a Person authorized to

89 do so and act upon such notice or certificate unless the same is revoked or superseded by a further such notice or certificate; (iii) assume, absent written notice to the contrary, that the address, facsimile, email and telephone numbers for the giving of any written notice to any Person hereunder is that identified in Section 21.1 (Notices) until it has received from such Person a written notice designating some other office of a Person to replace any such address or facsimile or email or telephone number and act upon any such notice until the same is superseded by a further such written notice; and (iv) employ, the out-of-pocket costs and expenses of which shall be for the account of the Borrower, attorneys, consultants, accountants or other experts whose advice or services the Facility Agent may reasonably determine is necessary (provided, that, in connection with an exercise of remedies following the occurrence of an Event of Default, the Facility Agent shall be permitted to employ any such Person at the reasonable expense of the Borrower as it determines to be necessary in its sole discretion), may pay reasonable and documented fees and expenses for the advice or service of any such Person and may rely upon any advice so obtained; provided, that the Facility Agent shall be under no obligation to act upon such advice if it does not deem such action to be appropriate. 14.3 Duties of the Facility Agent. (a) The Facility Agent’s duties under the Finance Documents are solely mechanical and administrative in nature. (b) The Facility Agent shall forward promptly to a Finance Party the original or a copy of any document which it receives under this Agreement and the other Finance Documents, including non-administrative notices, certificates, reports, opinions and agreements, which are delivered to the Facility Agent for such Finance Party by any other Finance Party and shall provide a copy of all notices delivered to it or by it under each Finance Document to which it is a party to the Facility Agent. (c) The Facility Agent shall perform its duties in accordance with the Finance Documents and any instructions given to it by the Majority Lenders, which instructions shall be binding on all Finance Parties party hereto. (d) The Facility Agent shall have no responsibility for the accuracy or completeness of any information supplied by any Person in connection with the Project Upgrades or for the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other document referred to herein or provided for herein or therein or for any recitals, statements, representations or warranties made by the Borrower or any other Person contained in this Agreement or any other Finance Document or in any certificate or other document referred to or provided for in or received by the Facility Agent, hereunder or thereunder. The Facility Agent shall not be liable as a result of any failure by the Borrower or its Affiliates or any Person party hereto or to any other Finance Document to perform their respective obligations hereunder or under any other Finance Document or any

90 document referred to or provided for herein or therein or as a result of taking or omitting to take any action hereunder or in relation to any Finance Document, except to the extent of the Facility Agent’s gross negligence, fraud or willful misconduct. (e) The Facility Agent is not obligated to monitor or enquire whether a Default or Event of Default has occurred. The Facility Agent shall not be deemed to have knowledge of or notice of the occurrence of a Default or Event of Default unless the Facility Agent has actual knowledge of such Default or Event of Default or has received a notice from a Finance Party, referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “Notice of Default.” If the Facility Agent has received notice from a Person describing a Default or Event of Default or receives such a “Notice of Default,” the Facility Agent shall give prompt notice thereof to the other Agent and each Lender. The Facility Agent shall take such action with respect to such Default or Event of Default as is provided in Article 12 (Events of Default and Remedies); provided, that, unless and until the Facility Agent shall have received such directions, it may (but shall not be obligated to) take such action or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interest of the Finance Parties. (f) The Facility Agent shall not: (i) be bound to inquire as to (A) whether or not any representation made by any other Person in connection with any Finance Document is true, (B) the occurrence or otherwise of any Default or Event of Default, (C) the performance by any other Person of its obligations under any of the Finance Documents or (D) any breach or default by any other Person of its obligations under any of the Finance Documents; (ii) be bound to account to any Person for any sum or the profit element of any sum received by it for its own account except as provided in this Agreement; or (iii) be bound to disclose to any Person any information relating to the Project Upgrades or to any Person if such disclosure would or might in its opinion, constitute a breach of any Applicable Law or otherwise be actionable at the suit of any Person. (g) The Facility Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied). (h) It is understood and agreed by each Finance Party hereto (for itself and any Person claiming through it) that, except as expressly set forth herein, it has itself been and will continue to be, solely responsible for making its own independent appraisal of and investigations into, the financial condition, creditworthiness, condition, affairs, status and nature of each Person and, accordingly, each such Finance Party hereto warrants to the Facility Agent that it has not relied on and will not hereafter rely on the Facility Agent: (i) in making its decision to enter into this Agreement, any other Finance Document, the OeKB Guarantee or any amendment, waiver or other modification hereto or thereto;

91 (ii) to check or inquire on its behalf into the adequacy, accuracy or completeness or any information provided by any Person in connection with any of the Finance Documents or the transactions therein contemplated (whether or not such information has been or is hereafter circulated to such Person by the Facility Agent); or (iii) to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any Person. 14.4 Role of the Mandated Lead Arranger. Except as specifically provided in the Finance Documents, the Mandated Lead Arranger has no obligations of any kind to any other Finance Party under or in connection with any Finance Document or the OeKB Guarantee. 14.5 No Fiduciary Duties. (a) Except as specifically provided in a Finance Document: (i) nothing in the Finance Documents makes an Administrative Party a trustee or fiduciary of any other person; and (ii) no Administrative Party shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account. (b) Each Lender (x) represents and warrants, as of the date of becoming a Lender party hereto, to, and (y) covenants, from the date of becoming a Lender party hereto to the date of ceasing to be a Lender party hereto, for the benefit of, the Agents, the Mandated Lead Arranger and its respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3- 101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the transactions contemplated by this Agreement and the Finance Documents; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the transactions contemplated by this Agreement and the Transaction Documents,

92 (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the transactions contemplated by this Agreement and the Transaction Documents, (C) the entrance into, participation in, administration of and performance of the transactions contemplated by this Agreement and the Transaction Documents satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the transactions contemplated by this Agreement and the Transaction Documents; or (iv) such other representation, warranty and covenant as may be agreed in writing between each Arranger, the Agent and such Lender. In addition, unless subclause (i) of this clause (b) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) of this clause (b), such Lender further (x) represents and warrants, as of the date of becoming a Lender party hereto, to, and (y) covenants, from the date of becoming a Lender party hereto to the date of ceasing to be a Lender party hereto, for the benefit of, the Agents, the Mandated Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that none of the Agents, the Mandated Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Party under this Agreement or any documents related hereto). 14.6 Business with the Borrower. (a) Each Administrative Party may accept deposits from, lend money to and generally engage in any kind of banking or other business with the Borrower. (b) If it is also a Lender, each Administrative Party has the same rights and powers under the Finance Documents and, with respect to the Covered Lenders, the OeKB Guarantee, as applicable, as any other Lender and may exercise those rights and powers as though it were not an Administrative Party. (c) Each Administrative Party may carry on any business with the Borrower or its related entities (including acting as an agent or a trustee in connection with any other financing). 14.7 Responsibility for Documentation. No Administrative Party is responsible or liable for: (a) the adequacy, accuracy or completeness of any statement or information (whether oral or written) made, given or supplied by any person in or in connection with any Finance Document or the OeKB Guarantee, as applicable;

93 (b) the legality, validity, effectiveness, adequacy, completeness or enforceability of any Finance Document, the OeKB Guarantee, as applicable, or any other agreement, arrangement or document entered into, made or executed in anticipation of or in connection with any Finance Document, the OeKB Guarantee, as applicable; or (c) any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by Applicable Law or regulation relating to insider dealing or otherwise. 14.8 Exclusion of Liability. (a) Without limiting paragraph (a)(ii) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of any Administrative Party), no Administrative Party nor any of its respective officers, directors, employees or agents shall be liable to any Person for: (i) any damage, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document, the OeKB Guarantee, as applicable, unless directly caused by its gross negligence, willful misconduct or fraud, as determined by a court of competent jurisdiction; (ii) exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document, the OeKB Guarantee, as applicable, or the arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document, the OeKB Guarantee, as applicable; or (iii) without prejudice to the generality of paragraphs (a)(i) and (a)(ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of: (A) any act, event or circumstance not reasonably within its control; or (B) the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalization, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets; breakdown, failure or malfunction of any third-party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action. (b) Neither the Administrative Party nor any of its officers, directors, employees or agents shall be liable to any Person for any action taken or omitted under this Agreement, under the other Finance Documents or the OeKB Guarantee, as applicable, or in connection

94 therewith, except to the extent caused by the gross negligence, fraud or willful misconduct of such Administrative Party, as determined by a court of competent jurisdiction. The Finance Parties party hereto each (for itself any Person claiming through it) hereby release, waive, discharge and exculpate such Administrative Party for any action taken or omitted under this Agreement, under the other Finance Documents or the OeKB Guarantee, as applicable, or in connection therewith, except to the extent caused by the gross negligence, fraud or willful misconduct of such Administrative Party as determined by a court of competent jurisdiction. Each Administrative Party will not be liable for any delay (or any related consequences) in crediting an account with an amount required under any Finance Document or the OeKB Guarantee, as applicable, to be paid by such Administrative Party if the Administrative Party has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognized clearing or settlement system used by the Administrative Party for that purpose. (c) No Finance Party (other than the relevant Administrative Party (as applicable)) may take any proceedings against any officer, employee or agent of an Administrative Party in respect of any claim it might have against such Administrative Party or in respect of any act or omission of any kind by such officer, employee or agent in relation to any Finance Document, the OeKB Guarantee, as applicable, except in respect of proceedings for fraud. Any officer, employee or agent of an Administrative Party may enforce and enjoy the benefit of this Section 14.8 (Exclusion of Liability). (d) Nothing in this Agreement shall obligate any Administrative Party to carry out: (i) any “know your customer” or other checks in relation to any person; or (ii) any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Lender, on behalf of any Lender and each Lender confirms to each Administrative Party that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by any other Administrative Party. (e) Without prejudice to any provision of any Finance Document or the OeKB Guarantee, as applicable, excluding or limiting an Administrative Party’s liability, any liability of an Administrative Party arising under or in connection with any Finance Document, the OeKB Guarantee, as applicable, shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of such Administrative Party or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to such Administrative Party at any time which increase the amount of such loss. In no event shall any Administrative Party be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not foreseeable, whether or not such Administrative Party has been advised of the possibility of such loss or damages and regardless of whether the claim for loss or damage is made in negligence, breach of contract, duty or otherwise.

95 14.9 Lender’s Indemnity. (a) Without limiting the liability of the Borrower under the Finance Documents, each Commercial Lender shall indemnify (in proportion to such Commercial Lender’s share of total outstanding Commercial Loans or, if no Commercial Loans are then outstanding, its share of the Total Commercial Loan Commitment), the Facility Agent, within three (3) Business Days of demand against any cost, loss or liability Incurred by the Facility Agent, except to the extent that the cost, loss or liability is caused by the Facility Agent’s gross negligence, willful misconduct or fraud in acting as such Agent under the Finance Documents (unless the Facility Agent has been reimbursed by the Borrower pursuant to a Finance Document). (b) Without limiting the liability of the Borrower under the Finance Document or under the OeKB Guarantee, as applicable, each Covered Lender shall indemnify (in proportion to such Covered Lender’s share of total outstanding Covered Loans or, if no Covered Loans are then outstanding, its share of the Total Covered Loan Commitment), each Agent, within three (3) Business Days of demand against any cost, loss or liability Incurred by such Agent, except to the extent that the cost, loss or liability is caused by such Agent’s gross negligence, willful misconduct or fraud in acting as such Agent under the Finance Documents or the OeKB Guarantee, as applicable (unless the applicable Agent has been reimbursed by the Borrower pursuant to a Finance Document or the OeKB Guarantee, as applicable). (c) The Borrower shall immediately on demand reimburse any Lender for any payment such Lender makes to an Agent under this Section 14.9 (Lender’s Indemnity). 14.10 Resignation and Replacement of the Facility Agent. (a) The Facility Agent may resign and appoint one of its Affiliates as successor Facility Agent by giving written notice to the Lenders and the Borrower. (b) Alternatively, the Facility Agent may resign by giving thirty (30) days’ written notice to the Lenders and the Borrower, in which case the Majority Lenders (with the consent of the Borrower so long as no Event of Default has occurred and is continuing) may appoint a successor Facility Agent. (c) The Majority Lenders may remove the Facility Agent from its appointment hereunder with or without cause by giving prior written notice to that effect to the Facility Agent and the Borrower. (d) If the Majority Lenders have not appointed a successor Facility Agent in accordance with paragraph (b) above within twenty (20) days after notice of resignation or removal was given, the retiring Facility Agent (with the consent of the Borrower so long as no Event of Default has occurred and is continuing) may appoint a successor Facility Agent. (e) The retiring Facility Agent shall, at its own cost:

96 (i) make available to the successor Facility Agent those documents and records and provide such assistance as the successor Facility Agent may reasonably request for the purposes of performing its functions as the Facility Agent under the Finance Documents and the OeKB Guarantee, as applicable; and (ii) enter into and deliver to the successor Facility Agent those documents and effect any registrations as may be reasonably required for the transfer or assignment of all of its rights and benefits under the Finance Documents to the successor Facility Agent. (f) The resignation of the Facility Agent and the appointment of any successor Facility Agent shall both become effective only when the successor Facility Agent notifies all the Finance Parties that it accepts its appointment. (g) On giving the notification, the successor Facility Agent shall succeed to the position of the Facility Agent and the term “Facility Agent” shall mean the successor Facility Agent. (h) Upon its resignation becoming effective, the retiring Facility Agent shall be discharged from any further obligation in respect of the Finance Documents and the OeKB Guarantee, as applicable (other than its obligations under paragraph (e) above and other than any accrued liabilities) but shall remain entitled to the benefit of this Section 14.10 (Resignation and Replacement of the Facility Agent). The provisions of this Agreement shall inure to the retiring Facility Agent’s benefit as to any actions taken or omitted to be taken by it under this Agreement and the other Finance Documents and the OeKB Guarantee, as applicable, while it was Facility Agent. Any successor and each of the other Finance Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an initial Finance Party. (i) After consultation with the Borrower, the Majority Lenders may, by notice to the Facility Agent, require it to resign under paragraph (c) above. In this event, the Facility Agent shall resign in accordance with paragraph (b) above. 14.11 Facility Agent and ECA Agent Relationship with the Covered Lenders. (a) Each of the Facility Agent and ECA Agent may treat the person shown in its records as Covered Lender at the opening of business (in the place of the Facility Agent’s or ECA Agent’s principal office, as applicable, as notified to the Finance Parties from time to time) as each Covered Lender acting through its lending office: (i) entitled to or liable for any payment due under any Finance Document or OeKB Guarantee on such day; and (ii) entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document or OeKB Guarantee made or delivered on such day, unless it has received not less than five (5) Business Days’ prior notice from such Covered Lender to the contrary in accordance with the terms of this Agreement.

97 (b) The Facility Agent may at any time and shall, if requested to do so by the Majority Lenders, convene a meeting of the Lenders. (c) Any Lender may by notice to the Facility Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or dispatched to such Lender under the Finance Documents or the OeKB Guarantee, as applicable. (i) Any such notice: (A) shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under a Finance Document or the OeKB Guarantee, as applicable) electronic mail address and any other information required to enable the sending and receipt of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made); and (B) shall be treated as a notification of a substitute address, fax number, electronic mail address, department and officer by such Lender for the purposes of the Finance Documents or the OeKB Guarantee, as applicable. (ii) The Facility Agent is entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were such Lender. (d) The Facility Agent shall keep a record of all Finance Parties and supply any other Finance Party with a copy of the record on request. The record shall include each Lender’s contact details for the purposes of the Finance Documents and the OeKB Guarantee, as applicable, and its lending office. 14.12 Appointment of the ECA Agent. (a) Each of the Covered Lenders irrevocably appoints the ECA Agent to act as its agent under and in connection with the OeKB Guarantee. By its signature below, the ECA Agent (or any successor thereto pursuant to this Article 14 (Administrative Parties)) accepts such appointment. (b) Each of the Covered Lenders irrevocably authorizes the ECA Agent to: (i) perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the ECA Agent under or in connection with the OeKB Guarantee together with any other incidental rights, powers, authorities and discretions; and (ii) enter into and deliver on its behalf the OeKB Guarantee and agrees severally to be bound by the terms and conditions of the OeKB Guarantee as if it had executed and delivered the OeKB Guarantee for and in its own name. (c) Any bank or financial institution serving as ECA Agent hereunder shall have the same

98 rights and powers in its capacity as a Covered Lender as any other Covered Lender and may exercise the same as though it were not the ECA Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or Affiliate thereof as if it were not the ECA Agent hereunder. (d) Each Covered Lender expressly confirms that it releases the Facility Agent and the ECA Agent from the restrictions pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions applicable to it pursuant to any other Applicable Law as provided for in paragraph (c) of Section 14.1 (Appointment of the Facility Agent) and this Section 14.12 (Appointment of the ECA Agent). 14.13 Representations and Agreement. Each Covered Lender represents and warrants to the ECA Agent that: (a) it has reviewed the OeKB Guarantee and is aware of the provisions thereof and (b) no information provided by such Covered Lender in writing to the OeKB Guarantor prior to the date hereof was incomplete, untrue or incorrect in any respect except to the extent that such Covered Lender, in the exercise of reasonable care and due diligence prior to the giving of the information, could not have discovered the error or omission. Each Covered Lender represents and warrants that it has not taken (or failed to take), and agrees that it shall not take (or fail to take), any action that would result in the ECA Agent being in breach of any of its obligations as “Guarantee Holder” under the OeKB Guarantee, or result in the Guarantee Holder being in breach of its obligations under the OeKB Guarantee, or which would otherwise prejudice the Guarantee Holder’s ability to make a claim on behalf of the Covered Lenders under the OeKB Guarantee. 14.14 Communications. The ECA Agent agrees to furnish promptly to the Facility Agent (for delivery to each Covered Lender) a copy of each written communication received by it from, or sent by it to, the OeKB Guarantor, the Borrower, the Facility Agent and any amendment or waiver of any of the provisions of the OeKB Guarantee, this Agreement or any other Finance Document or the transactions contemplated hereby or thereby, or from any Covered Lender pursuant to or in relation to this Agreement or any other Finance Document. The ECA Agent agrees not to take any action under the OeKB Guarantee without the consent of the Facility Agent (acting upon the instructions of the Majority Lenders). The ECA Agent agrees to furnish promptly to the Facility Agent a request for any information it reasonably requires for the purposes of fulfilling its duties under the OeKB Guarantee. Furthermore, at any time in which the OeKB Guarantor’s consent is required under the terms of the OeKB Guarantee for any consent, waiver, approval, direction, amendment, supplement or other modification or any other action to be taken by the Covered Lenders with respect to this Agreement or any other Finance Document, the ECA Agent agrees to promptly inform the Facility Agent of such consent requirement. 14.15 Limitation on Right to Make Claims. Each Covered Lender acknowledges and agrees that it shall have no entitlement to make any claim or to take any action whatsoever under or in connection with the OeKB Guarantee except through the ECA Agent (acting upon the instructions of the Facility Agent) and that all of the rights of the

99 Covered Lenders under the OeKB Guarantee shall only be exercised by the ECA Agent (acting upon the instructions of the Facility Agent in accordance with the terms of this Agreement and the Finance Documents). 14.16 Resignation of the ECA Agent. (a) The ECA Agent may resign and appoint one of its Affiliates as successor by giving notice to the Covered Lenders and the Borrower. (b) Alternatively, the ECA Agent may resign by giving thirty (30) days’ notice to the Covered Lenders and the Borrower, in which case the Covered Lenders, acting unanimously (after consultation with the Borrower) may appoint a successor ECA Agent. (c) If the Covered Lenders, acting unanimously, have not appointed a successor ECA Agent in accordance with paragraph (b) above within twenty (20) days after notice of resignation was given, the retiring ECA Agent (with the consult of the Borrower so long as no Default or Event of Default has occurred or is continuing) may appoint a successor ECA Agent. (d) The retiring ECA Agent shall, at its own cost: (i) make available to the successor ECA Agent such documents and records and provide such assistance as the successor ECA Agent may reasonably request for the purposes of performing its functions as ECA Agent under the Finance Documents; and (ii) enter into and deliver to the successor ECA Agent those documents and effect any registrations as may be reasonably required for the transfer or assignment of all of its rights and benefits under the Finance Documents to the successor ECA Agent. (e) The ECA Agent’s resignation notice shall only take effect upon the appointment of a successor. (f) Upon the appointment of a successor, the retiring ECA Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (d) above) but shall remain entitled to the benefit of Section 14.9(b) (Lender’s Indemnity) and this Article 14 (Administrative Parties) (and any agency fees for the account of the retiring ECA Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Administrative Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original party. (g) Pursuant to the terms of the OeKB Guarantee, the parties hereto acknowledge that any successor ECA Agent shall be required to act as “Guarantee Holder” under the OeKB Guarantee. The “Guarantee Holder” under the OeKB Guarantee shall not transfer the OeKB Guarantee or any rights thereunder to any successor ECA Agent or any other third party without the express written consent of the OeKB Guarantor.

100 14.17 Replacement of the ECA Agent. (a) With the consent of the Borrower (so long as no Default or Event of Default has occurred or is continuing), the Covered Lenders, acting unanimously, may, by giving thirty (30) days’ notice to the ECA Agent (or, at any time the ECA Agent is an Impaired Agent, by giving any shorter notice determined by the Covered Lenders, acting unanimously) replace the ECA Agent by appointing a successor ECA Agent, which shall be acceptable to the OeKB Guarantor. (b) The retiring ECA Agent shall (at its own cost if it is an Impaired Agent and otherwise at the expense of the Covered Lenders) make available to the successor ECA Agent such documents and records and provide such assistance as the successor ECA Agent may reasonably request for the purposes of performing its functions as ECA Agent under the Finance Documents. (c) The appointment of the successor ECA Agent shall take effect on the date specified in the notice from the Covered Lenders, acting unanimously, to the retiring ECA Agent. As from this date, the retiring ECA Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) above) but shall remain entitled to the benefit of Section 14.9(b) (Lender’s Indemnity) and this Article 14 (Administrative Parties) (and any agency fees for the account of the retiring ECA Agent shall cease to accrue from (and shall be payable on) that date). (d) Any successor ECA Agent and each of the other parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original party. 14.18 No Liability. Neither the ECA Agent nor any of its officers, directors, employees or agents shall be liable to any Person for any action taken or omitted under this Agreement, the OeKB Guarantee or under the other Finance Documents or in connection therewith (including any action or omission that, in its opinion, results in or is reasonably likely to result in a breach of any term of the OeKB Guarantee), except to the extent caused by the gross negligence, fraud or willful misconduct of the ECA Agent, as determined by a court of competent jurisdiction. The Covered Lenders hereto each (for itself and any Person claiming through it) hereby releases, waives, discharges and exculpates the ECA Agent and the Facility Agent for any action taken or omitted under this Agreement, the OeKB Guarantee or under the other Finance Documents or in connection therewith, except to the extent caused by gross negligence, fraud or willful misconduct of the ECA Agent as determined by a court of competent jurisdiction. The ECA Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the OeKB Guarantee or any other Finance Document to be paid by the ECA Agent if the ECA Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognized clearing or settlement system used by the ECA Agent for that purpose.

101 14.19 Agent’s Confidentiality. (a) In acting as an agent for the Finance Parties, each Administrative Party shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions and departments. (b) If information is received by another division or department of any Administrative Party, it may be treated as confidential to such division or department and such Administrative Party shall not be deemed to have notice of it. 14.20 Consent of the OeKB Guarantor. (a) At any time in which the OeKB Guarantor’s consent is required under the terms of the OeKB Guarantee, for any consent, waiver, approval, direction, amendment, supplement or other modification or any other action to be taken by the Covered Lenders with respect to this Agreement or any other Finance Document, the Facility Agent shall not take such action until the ECA Agent, has notified the Facility Agent that such consent has been obtained. The Facility Agent shall notify the Covered Lenders that such consent has been obtained or denied, as the case may be. (b) Notwithstanding the foregoing or anything else to the contrary in this Agreement or the Finance Documents, the parties hereto acknowledge and agree that, pursuant to the terms of the OeKB Guarantee, the OeKB Guarantor shall have sole consent and approval rights over any waivers, amendments, supplements or modifications of or under this Agreement and shall, in its sole discretion, direct the voting of the Covered Lenders through the ECA Agent. 14.21 Credit Appraisal by the Covered Lenders. Without affecting the responsibility of the Borrower for information supplied by it or on its behalf in connection with any Finance Document or the OeKB Guarantee, as applicable, each Covered Lender confirms to the Administrative Parties that it has been, and shall continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document and the OeKB Guarantee, including but not limited to: (a) the financial condition, creditworthiness, status and nature of the Borrower; (b) the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the OeKB Guarantee and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; (c) whether such Covered Lender has recourse, and the nature and extent of such recourse, against any Finance Party or any of its respective assets under or in connection with any Finance Document, the OeKB Guarantee, the transactions contemplated by the Finance Documents, the OeKB Guarantee, or any other agreement, arrangement or document entered into made or executed in anticipation of, under or in connection with any Finance Document, the OeKB Guarantee, as applicable; and

102 (d) the adequacy, accuracy and completeness of any reports and any other information provided by any Administrative Party, by any Finance Party or by any other person under or in connection with any Finance Document, the OeKB Guarantee, the transactions contemplated by the Finance Documents and OeKB Guarantee, or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document and the OeKB Guarantee. 14.22 Deduction from Amounts Payable by Administrative Parties. If any Finance Party owes an amount to any Administrative Party under the Finance Documents or the OeKB Guarantee, as applicable, such Administrative Party may, after giving notice to such Finance Party, deduct an amount not exceeding such amount from any payment to such Finance Party which such Administrative Party would otherwise be obligated to make under the Finance Documents or the OeKB Guarantee, as applicable, and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Document or the OeKB Guarantee, as applicable, such Finance Party shall be regarded as having received the amount so deducted. 14.23 Notice Period. Where a Finance Document or the OeKB Guarantee, as applicable, specifies a minimum period of notice to be given to any Administrative Party, such Administrative Party may, at its discretion, accept a shorter notice period. 14.24 Payments. (a) While no Event of Default is continuing, the Borrower shall make all payments in accordance with Article 16 (Payment Mechanics). (b) Following an Event of Default that is continuing, provided the Facility Agent has declared all Obligations immediately due and payable, all payments shall be made to the Facility Agent for distribution to the Lenders in accordance with this Agreement, such that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the Applicable Percentage of the Covered Loans or Commercial Loans, as the case may be, owing to them; provided, that the provisions of this Section 14.24 (Payments) shall not be construed to apply to: (i) any payment made in respect of an obligation that is secured by a Permitted Lien or that is otherwise entitled to priority over the Borrower’s obligations under or in connection with the Finance Documents or the OeKB Guarantee, as applicable; or (ii) any payment to which such Lender is entitled in its capacity as a party to any Finance Document or the OeKB Guarantee, as applicable. 14.25 Agents as Lender. With respect to its Commitment and the Loans made by it, any Person serving as an Agent hereunder shall have the same rights and powers under the Finance Documents as any other Lender

103 and may exercise the same as though it were not such Agent. The term “Lender” or “Finance Party”, when used with respect to each Agent, shall unless otherwise expressly indicated, include such Agent in its individual capacity. Each Agent and its Affiliates may accept deposits from, lend money to, act as trustee under, act as financial advisor or in any other advisory capacity for and generally engage in any kind of business with, any Person as if such Agent were not the applicable Agent hereunder, without any duty to account therefor to the Lenders or Finance Parties. Article 15 CONDUCT OF BUSINESS BY THE FINANCE PARTIES 15.1 Conduct of Business by the Finance Parties. No provision of any Finance Document or the OeKB Guarantee, as applicable, will: (a) interfere with the right of any Finance Party to arrange its affairs (Tax or otherwise) in whatever manner it deems appropriate; (b) obligate any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or (c) obligate any Finance Party to disclose any information relating to its affairs (Tax or otherwise) or any computations in respect of Tax. Article 16 PAYMENT MECHANICS 16.1 Payments to the Agents. (a) On each date on which the Borrower or a Lender is required to make a payment under a Finance Document (including as relates to any payments to be made in respect of the OeKB Guarantee), the Borrower or such Lender shall make the same available to the Facility Agent or (in the case of any disbursement or payment expressed to be made or payable under the terms of any Finance Document) to the relevant Agent, for value on the due date at the time and in U.S. Dollars. (b) Payment shall be made to such account as the Facility Agent specifies. 16.2 Distributions by the Agents. Each payment received by an Agent under the Finance Documents or the OeKB Guarantee, as applicable, for another Finance Party shall, subject to Section 16.3 (Distributions to the Borrower) and Section 16.4 (Clawback), be made available by that Agent as soon as practicable after receipt to the Finance Party entitled to receive payment in accordance with the Finance Documents or the OeKB Guarantee, and: (a) in the case of payment for the Borrower, to the account identified in writing by the Borrower to an Agent;

104 (b) in the case of payment for a Lender, for the account of its lending office; and (c) in the case of payment for any other Finance Party (other than the Borrower or a Lender), to such account with a bank in New York City as that Finance Party may notify to the Facility Agent by not less than five (5) Business Days’ prior notice. 16.3 Distributions to the Borrower. Each Agent may (with the consent of the Borrower or in accordance with Article 17 (Set-Off)) apply any amount received by it for the Borrower in or towards payment (as soon as practicable after receipt) of any amount due from the Borrower under the Finance Documents. For this purpose, the relevant Agent may apply the received sum in or towards the purchase of any amount of any currency to be paid. 16.4 Clawback. (a) Where a sum is to be paid to an Agent under the Finance Documents or the OeKB Guarantee, as applicable, for another Finance Party, such Agent is not obligated to pay that sum to that other Finance Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction such it has actually received that sum. (b) If an Agent pays an amount to another Finance Party and it proves to be the case that such Agent has not actually received such amount, then the Finance Party to whom such amount (or the proceeds of any related exchange contract) was paid by such Agent shall on demand refund such amount to such Agent. 16.5 No Set-Off by the Borrower. All payments to be made by the Borrower under the Finance Documents will be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim, it being understood that deduction for withholding Taxes is addressed by Article 6 (Taxes). 16.6 Business Days. (a) Any payment which is due to be made on a day that is not a Business Day will be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not). If the Final Maturity Date is not a Business Day, any payment due on the Final Maturity Date shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not). (b) During any extension of the due date for payment of any principal or Unpaid Sum approved by the Finance Parties under a Finance Document and the OeKB Guarantee, interest is payable on the principal or Unpaid Sum at the rate payable on the original due date. 16.7 Currency of Account. (a) Subject to paragraphs (b) below, U.S. Dollars is the currency of account and payment for any sum due from the Borrower under any Finance Document and the OeKB Guarantee.

105 (b) Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are Incurred. 16.8 Change of Currency. (a) Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognized by the central bank of any country as the lawful currency of that country, then: (i) any reference in the Finance Documents to, and any Obligations arising under the Finance Documents in, the currency of that country will be translated into, or paid in, the currency or currency unit of that country designated by the Facility Agent (after consultation with the Borrower); and (ii) any translation from one currency or currency unit to another will be at the official rate of exchange recognized by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Facility Agent (acting reasonably). (b) If a change in any currency of a country occurs (including where there is more than one currency or currency unit recognized at the same time as the lawful currency of a country), the Finance Documents will, to the extent the Facility Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the relevant interbank market and otherwise reflect the change in currency. Article 17 SET-OFF A Finance Party may set off any matured obligation due from the Borrower under the Finance Documents and the OeKB Guarantee (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to the Borrower, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. Article 18 BAIL-IN PROVISIONS Notwithstanding anything to the contrary in any Finance Document, the OeKB Guarantee, or in any other agreement, arrangement or understanding among any such Finance Parties, each Finance Party hereto acknowledges that any liability of any Affected Financial Institution arising under any Finance Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

106 (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Finance Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority; and (c) the variation of any term of any Finance Document or the OeKB Guarantee to the extent necessary to give effect to any Bail-In Action in relation to any such liability. Article 19 CALCULATIONS AND CERTIFICATES 19.1 Day Count Conventions. Except as otherwise expressly provided in a Finance Document or in the OeKB Guarantee, any interest, commission or fee accruing under a Finance Document or under the OeKB Guarantee will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of three hundred sixty (360) days or, in any case where the practice in the relevant interbank market differs, in accordance with that market practice. 19.2 Financial Calculations. All financial calculations to be made under, or for the purposes of, this Agreement, the OeKB Guarantee and any other Finance Document shall be made in accordance with GAAP and, except as otherwise required to conform to any provision of this Agreement, shall be calculated from the then-most-recently issued quarterly Financial Statements which the Borrower is obligated to furnish to the Finance Parties under Section 10.1(a)(i) (Quarterly Statements). Article 20 CONFIDENTIAL INFORMATION 20.1 Confidential Information. The Borrower and the Finance Parties each agree that it shall maintain as confidential and, without the prior written consent of the relevant party(ies), shall not disclose the terms of this Agreement

107 (including any interest rate or margin on any Loans, the amount of any Commitments and the amount of any fees related to the transactions contemplated by the Agreement and the other Finance Documents) and any non-public information concerning the other party or its business and operations (the “Confidential Information”); provided, that a party and the OeKB Guarantor may disclose such information: (a) where such information becomes publicly available or widely known by the public other than by a breach of this Agreement, or is known by the receiving party prior to the entry of this Agreement or obtained independently of this Agreement, and the disclosure of such information would not breach any other confidentiality obligations; (b) if required by Applicable Law or requested by any Governmental Body having jurisdiction over such party (after providing written notice to the Borrower and, to the extent practicable, giving the Borrower an opportunity to lawfully object to such disclosure); (c) to its Affiliates and those of its and its Affiliates’ directors, officers, employees, accountants, attorneys, agents, advisors, insurers, insurance brokers and representatives who need to have knowledge of such information in connection with this Agreement and the transactions contemplated herein; (d) to any Person to whom such party, in good faith, anticipates assigning an interest in this Agreement as contemplated by Section 13.1 (Assignment by Lenders) and such Person’s Affiliates and the representatives, consultants and advisors of such Person or its Affiliates who have a legitimate need to know such information in connection with an assignment; (e) to the OeKB Guarantor such Confidential Information as that Finance Party reasonably considers appropriate. The Borrower acknowledges that the OeKB Guarantor may disclose information as required by the rules, regulations or recommendations of the OECD, including, but not limited to, publishing the executive summary on the OeKB Guarantor’s website), the European Union and the information the OeKB Guarantor reasonably considers appropriate in order to arrange and manage any reinsurance or other security arrangements to cover its risk exposure; (f) to the Exporter; and (g) in connection with the exercise of any duties or remedies hereunder or any suit, action or proceeding relating to this Agreement or the OeKB Guarantee (or in satisfaction of the insureds’ obligations thereunder). In the case of disclosure pursuant to paragraph (c), (d), (e) or (f) above, the disclosing party shall be responsible to ensure that the recipient of such Confidential Information does not disclose such information to the same extent as if it were bound by the same non-disclosure obligations of the disclosing party under this Agreement, and shall be liable to the disclosing party for any improper use or disclosure of such information by such recipient. 20.2 Entire Agreement Regarding Confidentiality.

108 (a) This Article 20 (Confidential Information) constitutes the entire agreement between the Finance Parties in relation to the obligations of the Finance Parties under the Finance Documents and the OeKB Guarantee regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information. (b) No Finance Party will be liable for any loss, cost, liability or other claim in connection with the Confidential Information beyond reasonably foreseeable losses and will not be liable for lost profits or consequential or punitive damages. 20.3 Inside Information. Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose. 20.4 Continuing Obligations. The obligations in this Section 20.4 (Continuing Obligations) are continuing and, in particular, will survive and remain binding on each Finance Party for a period of twelve (12) months from the earlier of: (a) the date on which all amounts payable by the Borrower under or in connection with the Finance Documents and the OeKB Guarantee (pursuant to the terms of the Finance Documents) have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and (b) the date on which such Finance Party otherwise ceases to be a Finance Party. Article 21 NOTICES 21.1 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by facsimile or other means of electronic communication or by hand-delivery as hereinafter provided. Any such notice, if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the day of sending, or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address noted below. Notices of change of address shall also be governed by this Article 21 (Notices). Notices and other communications shall be addressed as follows: (a) if to any Loan Party: 600 Grant Street, 61st Floor Pittsburgh, Pennsylvania 15219 Attention: Arne Jahn, Laurie Wiggins

109 Email(s): Arnie Jahn (ASJahn@uss.com), Laurie Wiggins (LAWiggins@uss.com) Copy to: 600 Grant Street, Room 1874 Pittsburgh, Pennsylvania 15219 Attention: Scotland M Duncan (Scot) Email(s): smduncan@uss.com or at such other address, facsimile number or email address as a party hereto from time to time directs in writing to the other parties hereto. (b) if to the Facility Agent: KfW IPEX-Bank GmbH Palmengartenstrasse 5-9 60325 Frankfurt am Main Germany Attention: Alena Alemasova Contract Management – Metals & Mining (X1a3) Email: alena.alemasova@kfw.de Telephone number: +49 69 7431 9117 or at such other address, facsimile number or email address as a party hereto from time to time directs in writing to the other parties hereto. (c) if to the ECA Agent: KfW IPEX-Bank GmbH Palmengartenstrasse 5-9 60325 Frankfurt am Main Germany Attention: Alena Alemasova Contract Management – Metals & Mining (X1a3) Email: alena.alemasova@kfw.de Telephone number: +49 69 7431 9117 (d) if to the Lenders, at the addresses noted on Schedule A (Commitments); and (e) in accordance with Section 22.5 (English Language), any notices and communications given in respect of this Agreement shall be given in the English language, or if given in any other language, that notice or communication shall be accompanied by an English translation of it (if requested by the OeKB Guarantor or the ECA Agent), which shall be certified as being a true and correct translation of the notice or communication. 21.2 Notification of Address and Fax Number.

110 Promptly upon receipt of notification of an address or fax number or change of address or fax number pursuant to this Article 21 (Notices) or changing its own address or fax number, the Facility Agent shall notify the other Finance Parties. 21.3 Electronic Communication. (a) Any communication to be made between any of the Finance Parties under or in connection with the Finance Documents and the OeKB Guarantee, may be made by electronic mail or other electronic means (including, without limitation, by way of posting to a secure website) if the relevant Finance Parties: (i) agree that, unless and until notified to the contrary, this is to be an accepted form of communication; (ii) notify each other in writing of their electronic mail address and any other information required to enable the sending and receipt of information by that means; and (iii) notify each other of any change to their electronic mail address or any other such information supplied by them by not less than five (5) Business Days’ notice. (b) Any such electronic communication as specified in paragraph (a) above made between any two Finance Parties will be effective only when actually received (or made available) in readable form. (c) Any electronic communication which would otherwise become effective on a non-working day or after business hours in the place of receipt will be deemed only to become effective on the next working day in that place. (d) Any reference in a Finance Document to a communication being sent or received will be construed to include that communication being made available in accordance with this Section 21.3 (Electronic Communication). Article 22 GENERAL 22.1 Partial Invalidity. If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, that will not affect or impair: (a) the legality, validity or enforceability in that jurisdiction of any other provision of the Finance Documents or the OeKB Guarantee; or (b) the legality, validity or enforceability in other jurisdictions of that or any other provision of the Finance Documents or the OeKB Guarantee.

111 22.2 Reliance and Non-Merger. All covenants, agreements, representations and warranties of the Borrower made herein or in any other Finance Document or in any certificate or other document signed by any of its directors or officers and delivered by or on behalf of the Borrower pursuant hereto or thereto are material, shall be deemed to have been relied upon by the Facility Agent and each Lender notwithstanding any investigation heretofore or hereafter made by the Facility Agent, the Lenders or Lenders’ counsel or any employee or other representative of any of them and shall survive the execution and delivery of this Agreement and the other Finance Documents until all Obligations owed to the Facility Agent or the Lenders under this Agreement and the other Finance Documents shall have been satisfied and performed in full and the Lenders shall have no further obligation to make the Loans hereunder. 22.3 Remedies and Waivers. (a) No investigation by or on behalf of any Finance Party, into the affairs of the Borrower will prejudice any rights or remedies held by or on behalf of a Finance Party under the Finance Documents or the OeKB Guarantee. (b) No failure to exercise, nor any delay in exercising, on the part of or on behalf of any Finance Party, any right or remedy under a Finance Document or the OeKB Guarantee will operate as a waiver of any such right or remedy or constitute an election to affirm any Finance Document or the OeKB Guarantee. No election to affirm any Finance Document on the part of or on behalf of any Finance Party will be effective unless it is in writing. No single or partial exercise of any right or remedy will prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document or the OeKB Guarantee are cumulative and not exclusive of any rights or remedies provided by law and may be waived only in writing and specifically. 22.4 Amendment and Waiver. (a) Except as otherwise expressly provided in this Agreement and subject to paragraph (c) and paragraph (d) below, any term of the Finance Documents may be amended, modified, waived or supplemented only with the consent of the (i) Parent Guarantor, (ii) Borrower and (iii) Majority Lenders, or, to the extent it is a party, the Facility Agent (acting on behalf of the Majority Lenders), and any such amendment, waiver, modification or supplement shall be binding on all parties. (b) (i) Any waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling the Borrower to satisfy a condition precedent to the making of a Loan of any Class shall not be effective against the Lenders of such Class for purposes of the Commitments of such Class unless the Majority Lenders of such Class shall have concurred with such waiver or modification and (ii) no waiver or modification of any provision of this Agreement or any other Finance Document that would reasonably be expected to adversely affect the Lenders of any Class in a manner that does not affect all Classes equally shall be effective against the Lenders of such Class unless the Majority Lenders of such Class shall have concurred with such waiver or modification.

112 (c) Except as otherwise expressly provided in the relevant agreement or document, no waiver, consent, annulment, modification or supplement of any term or condition of any Finance Document may be given or granted by the Borrower or the Lenders. (d) Notwithstanding paragraph (a) above, an amendment, modification, supplement or waiver that relates to the rights, duties, protections or obligations of the Agents or the Mandated Lead Arranger (each in their capacity as such) may not be effected without the consent of the Agents or the Mandated Lead Arranger (as the case may be). (e) Notwithstanding paragraph (a) above, each Lender shall be required to consent in writing to any amendment, modification, supplement or waiver of: (i) the definition of “Majority Lenders” or any other provision in the Finance Documents or the OeKB Guarantee specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant thereunder; (ii) Section 11.1 (Conditions Precedent to the Closing Date), Section 11.2 (Additional Conditions Precedent to Covered Loans) and Section 11.3 (Additional Conditions Precedent to Commercial Loans); (iii) a reduction in the Applicable Margin, or a reduction in the amount of any payment of principal, interest, fees or other amounts payable to a Lender under the Finance Documents; (iv) an increase in, or an extension of, a Commitment or the Total Commitments; (v) a change to the order of application of any reduction in the Commitments or any prepayment of Loans from the application thereof set forth in the applicable provisions of Section 4.2 (Mandatory Prepayment), Section 4.3 (Voluntary Cancellation), and Section 4.4 (Voluntary Prepayment); (vi) a term or provision of a Finance Document that expressly requires the consent, approval or instructions of each Lender; (vii) the right of a Lender to assign or transfer its rights or obligations under the Finance Documents in accordance with Section 13.1 (Assignment by Lenders); (A) this Section 22.4 (Amendment and Waiver); (B) Section 22.8 (Remedies Cumulative); or (viii) change any provision in the Finance Documents relating to the pro rata nature of the Utilizations or any amount payable thereunder. (f) To the extent required by the OeKB General Terms and Conditions, the Lenders may need to receive prior written consent of the OeKB Guarantor prior to providing their consent in connection with an amendment or waiver that relates to:

113 (i) an extension of the date of payment of any amount to a Lender under the Finance Documents; (ii) an increase in, or an extension of, a Commitment or the Total Commitments; or (iii) any other amount or provision that requires the consent of the OeKB Guarantor in accordance with the OeKB General Terms and Conditions. 22.5 English Language. (a) Except for the OeKB Guarantee and certain communications with the OeKB Guarantor, which shall be in German, any communication made under or in connection with any Finance Document or the OeKB Guarantee shall be in English. (b) All other documents provided under or in connection with any Finance Document shall be: (i) in English; or (ii) if not in English, accompanied by an English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document. 22.6 Further Assurances. Whether before or after the happening of an Event of Default, the Borrower shall at its own expense do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, things, agreements, documents and instruments in connection with this Agreement, the other Finance Documents or the OeKB Guarantee as the Facility Agent may reasonably request from time to time for the purpose of giving effect to the terms of this Agreement, the other Finance Documents or the OeKB Guarantee, all promptly upon the request of the Facility Agent. 22.7 Judgment Currency. If for the purpose of obtaining or enforcing judgment in any court it is necessary to convert a sum due hereunder or under any other Finance Document in U.S. Dollars into another currency (the “Judgment Currency”), the rate of exchange which shall be applied shall be that at which in accordance with normal banking procedures a Finance Party, as applicable, could purchase such U.S. Dollars in the United States of America with the Judgment Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of the Borrower in respect of any such sum due from it to such Finance Party hereunder or under any other Finance Document (an “Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following the receipt by such Entitled Person of any sum adjudged to be due hereunder or under any other Finance Document in the Judgment Currency, such Entitled Person may in accordance with normal banking procedures purchase and transfer U.S. Dollars to the United States of America with the amount of the Judgment Currency so adjudged to be due; and the Borrower hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person on demand, in U.S. Dollars, for the amount (if any) by which the sum originally due to such Entitled

114 Person in U.S. Dollars hereunder or under any other Finance Document exceeds the amount of the U.S. Dollars so purchased and transferred. 22.8 Remedies Cumulative. Subject to Applicable Law, no failure or delay on the part of any Finance Party in exercising any right, power or privilege hereunder or under any other Finance Document or the OeKB Guarantee and no course of dealing between the Borrower or any its Affiliates, on the one hand and any Finance Party, on the other hand, shall impair any such right, power or privilege or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Finance Document or the OeKB Guarantee preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Finance Document or the OeKB Guarantee expressly provided are cumulative and not exclusive of any rights, powers or remedies which any party thereto would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Finance Party to any other or further action in any circumstances without notice or demand. 22.9 Entire Agreement. This Agreement, the other Finance Documents and the OeKB Guarantee constitute the entire agreement between the parties pertaining to the subject matter described herein and therein. There are no warranties, conditions or representations (including any that may be implied by statute) and there are no agreements in connection with such subject matter except as specifically set forth or referred to in this Agreement, the other Finance Documents and the OeKB Guarantee. No reliance is placed on any warranty, representation, opinion, advice or assertion of fact made either prior to, contemporaneously with, or after the entering into of this Agreement, the other Finance Documents or the OeKB Guarantee, or any amendment or supplement thereto, by any party to this Agreement or any of the other Finance Documents or its directors, officers, partners, employees or agents, where applicable, to any other party to this Agreement or any of the other Finance Documents or its directors, officers, partners, employees or agents, where applicable, except to the extent that the same has been reduced to writing and included as a term of this Agreement or any of the other Finance Documents or the OeKB Guarantee. 22.10 Governing Law; Jurisdiction. (a) THIS AGREEMENT AND EACH OF THE OTHER FINANCE DOCUMENTS (UNLESS SUCH DOCUMENT EXPRESSLY STATES OTHERWISE THEREIN), THE RELATIONSHIP BETWEEN THE FINANCE PARTIES HERETO AND ANY CLAIM OR DISPUTE (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) RELATING TO THIS AGREEMENT OR SUCH OTHER FINANCE DOCUMENT OR SUCH RELATIONSHIP SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) Except as provided in clause (d) below, each party hereto hereby irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of

115 any kind or description, whether in law or equity, whether in contract, or in tort or otherwise, against any other party hereto in any way relating to this Agreement or the other Finance Documents governed by New York law or the transactions relating hereto or thereto, in any forum other than the Supreme Court of the State of New York sitting in New York County or the United States District Court of the Southern District of New York and, by execution and delivery of this Agreement, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereto agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon it, and may be enforced in any other jurisdiction, including by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment. (c) Each party hereto hereby irrevocably waives any objection that it may now have or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Finance Document brought in the Supreme Court of the State of New York, County of New York or in the United States District Court for the Southern District of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. (d) Nothing in this Section 22.10 (Governing Law; Jurisdiction) shall limit the right of the Finance Parties to refer any claim against the Borrower to any court of competent jurisdiction outside of the State of New York, nor shall the taking of proceedings by any Finance Parties before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not. 22.11 Service of Process. (a) The Borrower and the Parent Guarantor each irrevocably acknowledges and agree that service of process in any such action or proceeding may be effected by mailing a copy thereof by first class mail, postage prepaid, together with two copies of a statement of service by mail and acknowledgment of receipt, with a postage-prepaid return envelope addressed to the sender, to the Borrower at their address set forth in Article 21 (Notices) or at such other address of which the Facility Agent shall have been notified pursuant to Article 21 (Notices). (b) This Section 22.11 (Service of Process) does not affect any other method of service allowed by Applicable Law. (c) To the extent that the Borrower or the Parent Guarantor may, in any action or proceeding arising out of or relating to any of the Finance Documents, be entitled under any Applicable Law to require or claim that any Finance Party post security for costs or take similar action, the Borrower and the Parent Guarantor hereby irrevocably waives and agrees not to claim the benefit of such entitlement.

116 22.12 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCE DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT. 22.13 USA PATRIOT Act. To the extent that it is subject to the requirements of the USA PATRIOT Act or any other Anti- Money Laundering Laws, each Finance Party hereby notifies the Borrower that, pursuant to the requirements of the USA PATRIOT Act or any other Anti-Money Laundering Laws applicable to such Finance Party and the customer due diligence requirements for financial institutions of the Financial Crimes Enforcement Network (as published at 81 FR 29397, 31 CFR 1010, 1020, 1023, 1024, and 1026), it is required to obtain, verify and record information that identifies the Borrower and its direct and indirect beneficial owners, which information includes the name and address of such Persons and other information that will allow such Finance Party, as the case may be, to identify the Borrower and its direct and indirect beneficial owners in accordance with the USA PATRIOT Act or any other Anti-Money Laundering Laws applicable to such Finance Party and the customer due diligence requirements for financial institutions of the Financial Crimes Enforcement Network. The Borrower agrees that it will promptly provide each Finance Party with such information as it may request in order for such Finance Party, respectively, to satisfy the requirements of the USA PATRIOT Act or any other Anti-Money Laundering Laws applicable to such Finance Party. 22.14 Counterparts. This Agreement and all documents contemplated by or delivered under or in connection with this Agreement may be executed and delivered in any number of counterparts (including email or facsimile), with the same effect as if all parties had signed and delivered the same document, and all counterparts shall be construed together to be an original and will constitute one and the same agreement. 22.15 No Third-Party Beneficiaries. The agreement of the Lenders to make the Loans to the Borrower, on the terms and conditions set forth in this Agreement, is solely for the benefit of the Borrower and the Finance Parties, and no other Person (including any contractor, subcontractor, supplier, workman, carrier, warehouseman or materialman furnishing labor, supplies, goods or services to or for the benefit of the Project Upgrades) shall have any rights under this Agreement or under any other Finance Document or with respect to any extension of credit contemplated by this Agreement.

117 22.16 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated in this Agreement are fulfilled to the extent possible. 22.17 Survival. All covenants, agreements, representations and warranties made by the Borrower and/or the Parent Guarantor herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans. The provisions of Sections 7.3 (Change in Circumstances), 7.4 (Payment of Out-of-Pocket Costs and Expenses) and 7.5 (Indemnities) and Article 14 (Administrative Parties) and Article 20 (Confidential Information) shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof. 22.18 Reinstatement. The Obligations of the Borrower and the Parent Guarantor under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or the Parent Guarantor in respect of the Obligations is rescinded or shall be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Borrower and the Parent Guarantor each agree that it will indemnify each Finance Party on demand for all reasonable and documented out-of- pocket costs and expenses (including fees of counsel) Incurred by such Finance Party in connection with such rescission or restoration, including any such reasonable and documented out-of-pocket costs and expenses Incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law. 22.19 Amendment and Restatement. (a) On the Amendment and Restatement Effective Date, the Original Credit Agreement shall be amended and restated in its entirety by this Agreement, and the Original Credit Agreement shall thereafter be of no further force and effect, except that the Borrower, the Agents, and the Lenders agree that (i) the incurrence by the Borrower of “Obligations” under and as defined in the Original Credit Agreement (whether or not such “Obligations” are contingent as of the Amendment and Restatement Effective Date) shall continue to exist under and be evidenced by this Agreement and the other Finance Documents and (ii) except

118 as expressly stated herein or otherwise amended, the other Finance Documents are ratified and confirmed as remaining unmodified and in full force and effect with respect to all Obligations. This Agreement is not in any way intended to constitute a novation of the obligations and liabilities existing under the Original Credit Agreement or evidence payment of all or any portion of such obligations and liabilities. (b) The terms and conditions of this Agreement and the Agents’ and the Lenders’ rights and remedies under this Agreement and the other Finance Documents shall apply to all of the Indebtedness incurred under the Original Credit Agreement. (c) On and after the Amendment and Restatement Effective Date, (i) all references to the Original Credit Agreement (or to any amendment or any amendment and restatement thereof) in the Finance Documents (other than this Agreement) shall be deemed to refer to the Original Credit Agreement, as amended and restated hereby (as it may be further amended, modified or restated) and (ii) all references to any section (or subsection) of the Original Credit Agreement or in any Finance Document (but not herein) shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement. (d) Except as expressly provided herein or in any other Finance Document, all terms and conditions of the Finance Documents remain in full force and effect unless specifically amended hereby or by any other Finance Document. [Signature pages follow]

[Signature Page to Amended and Restated Credit Agreement] IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first written above. EXPLORATORY VENTURES, LLC, as Borrower By: /s/ Arne Jahn Name: Arne Jahn Title: Treasurer

[Signature Page to Amended and Restated Credit Agreement] UNITED STATES STEEL CORPORATION, as Parent Guarantor By: /s/ Arne Jahn Name: Arne Jahn Title: Vice President – Treasurer and Chief Risk Officer

[Signature Page to Amended and Restated Credit Agreement] KFW IPEX-BANK GMBH, as Facility Agent and ECA Agent By: /s/ Peter Eysel Name: Peter Eysel Title: Director By: /s/ Matthias Blömer Name: Matthias Blömer Title: Vice President

[Signature Page to Amended and Restated Credit Agreement] KFW IPEX-BANK GMBH, as Mandated Lead Arranger and ECA Structuring Bank By: /s/ Peter Eysel Name: Peter Eysel Title: Director By: /s/ Matthias Blömer Name: Matthias Blömer Title: Vice President

[Signature Page to Amended and Restated Credit Agreement] KFW IPEX-BANK GMBH, as Lender By: /s/ Peter Eysel Name: Peter Eysel Title: Director By: /s/ Matthias Blömer Name: Matthias Blömer Title: Vice President

SCHEDULE 8.1(n) ENVIRONMENTAL MATTERS  Penn Environment, Clean Air Council, ACHD v. United States Steel Corporation – Clean Air Act Citizens Suit filed in the Western District of Pennsylvania, Federal Court, in April 2019 against the Edgar Thomson Plant, the Irvin Plant and the Clairton Plant for alleged air permit violations at each of the three plants.

SCHEDULE A COMMITMENTS Covered Loan Lender Commitment Initial Lender Commitment ($) Address for Notices KFW IPEX-BANK Up to $250,000,000 for the purpose of financing (a) 85% of the Eligible Project Costs, and (b) 100% of the OeKB Guarantee Premium KFW IPEX-BANK GMBH GMBH Palmengartenstrasse 5-9 60325 Frankfurt am Main Germany Attention: Alena Alemasova Contract Management – Metals & Mining (X1a3) Email: Email: alena.alemasova@kfw.de Telephone number: +49 69 7431 9117 Commercial Loan Lender Commitment Initial Lender Commitment ($) Address for Notices KFW IPEX-BANK Up to the Down Payment KFW IPEX-BANK GMBH GMBH Palmengartenstrasse 5-9 60325 Frankfurt am Main Germany Attention: Alena Alemasova Contract Management – Metals & Mining (X1a3) Email: Email: alena.alemasova@kfw.de Telephone number: +49 69 7431 9117

- 2 SCHEDULE B FORM OF TRANSFER CERTIFICATE (Delivered pursuant to Section 13.1(c) (Assignment by Lenders) of the Credit Agreement) Date of this Transfer Certificate: ________, _______ For Transfer Date: ________,_______ KfW IPEX-Bank GmbH Palmengartenstrasse 5-9 60325 Frankfurt am Main Germany Attention: Alena Alemasova Contract Management – Metals & Mining (X1a3) Email: alena.alemasova@kfw.de Telephone number: +49 69 7431 9117 Exploratory Ventures, LLC, as Borrower 600 Grant Street, 61st Floor Pittsburgh, Pennsylvania 15219 Attention: Arne Jahn, Laurie Wiggins Email(s): Arnie Jahn (ASJahn@uss.com), Laurie Wiggins (LAWiggins@uss.com) Copy to: 600 Grant Street, Room 1874 Pittsburgh, Pennsylvania 15219 Attention: Scotland M Duncan (Scot) Email(s): smduncan@uss.com Ladies and Gentlemen: Exploratory Ventures, LLC– Credit Agreement 1. [Permitted Transferee] (the “Transferee”) delivers this Transfer Certificate to you pursuant to that certain Amended and Restated Credit Agreement, dated as of December ___ , 2022 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among, inter alia, Exploratory Ventures, LLC as Borrower (the “Borrower”), KfW IPEX-Bank GmbH (“KfW IPEX-Bank”) as Mandated Lead Arranger and ECA Structuring Bank, KfW IPEX-Bank as Facility Agent and ECA Agent, and the Lenders party thereto from time to time. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in, or incorporated by reference in, the Credit Agreement. 2. The Lender confirms that the Lender’s participation set forth on Schedule I (“Schedule”) hereto is an accurate summary of its participation in the Commitments and requests the Transferee 22

- 3 to accept and procure the transfer to the Transferee of the Percentage Transferred (set forth in Schedule I) of the Lender’s participation specified in the Schedule hereto by counter-signing and delivering this Transfer Certificate to the Facility Agent, ECA Agent and the Borrower at their respective addresses for the service of notices specified in the Credit Agreement or as otherwise notified by them pursuant to the terms thereof. 3. The Transferee hereby requests, subject to Section 13.1 of the Credit Agreement (Assignment by Lenders), the Facility Agent, ECA Agent and the Borrower to accept this Transfer Certificate as being delivered to the Facility Agent, ECA Agent and the Borrower pursuant to and for the purposes of Section 13.1 of the Credit Agreement (Assignment by Lenders) so as to take effect in accordance with the terms thereof on the Transfer Date stated above or on such later date as may be determined in accordance with the terms thereof. 4. The Transferee confirms that it has received a copy of each of the Finance Documents together with such other information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Lender to check or inquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information and further agrees that it has not relied and will not rely on the Lender to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower or any other party to any of the Transaction Documents. 5. The Lender makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy, accuracy or enforceability of any of the Transaction Documents or any document relating thereto and assumes no responsibility for the financial condition of any party thereto or for the performance and observance by such party of any of its obligations under any of the Transaction Documents or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded. 6. The Lender hereby gives notice that nothing herein or in the Finance Documents (or any document relating thereto) shall oblige it to (i) accept a re-transfer from the Transferee of the whole or any part of its rights, benefits and/or obligations under the Credit Agreement transferred pursuant hereto or (ii) support any losses directly or indirectly sustained or incurred by the Transferee for any reason whatsoever including, without limitation, the non-performance by the Borrower or any other party to any of the Transaction Documents (or any document relating thereto) of its obligations under any such document. The Transferee hereby acknowledges the absence of any such obligation as is referred to in clause (i) or (ii) above. 7. This Transfer Certificate shall be governed by the law of the State of New York of the United States of America and shall for all purposes be governed by and construed in accordance with the law of such state; provided, however, that to the extent any terms of this Transfer Certificate are incorporated in and made part of any other Finance Documents, any such term so incorporated shall for all purposes of such Finance Documents be governed by and construed in accordance with the law governing the Finance Documents into which such term is so incorporated. [8. This Transfer Certificate becomes effective upon acceptance by the Borrower.]1 1 Include if the Borrower’s consent is required pursuant to Section 13.1 of the Credit Agreement.

- 4 [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Transfer Certificate as of the respective dates set forth below. KfW IPEX-Bank GmbH, as Facility Agent and ECA Agent By Name: Title: Date: [Existing Lender] By Name: Title: Date: [Accepted and Agreed: Exploratory Ventures, LLC, as the Borrower By Name: Title: Date:]2 2 Include if the Borrower’s consent is required pursuant to Section 13.1 of the Credit Agreement.

- 2 SCHEDULE C-1 COVERED LOAN UTILIZATION REQUESTS PART I FORM OF COVERED LOAN UTILIZATION REQUEST – DISBURSEMENT NO. [•] – From: [Primetals], as Exporter To: KfW IPEX-Bank GmbH, as Facility Agent and ECA Agent Cc: Exploratory Ventures, LLC, as Borrower Dated: Ladies and Gentlemen: 1. We refer to the Amended and Restated Credit Agreement dated as of December ___ , 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among, inter alia, Exploratory Ventures, LLC as Borrower (the “Borrower”), KfW IPEX-Bank GmbH (“KfW IPEX-Bank”) as Mandated Lead Arranger and ECA Structuring Bank, KfW IPEX-Bank as Facility Agent and ECA Agent, and the Lenders party thereto from time to time. This is a Covered Loan Utilization Request for a disbursement to the Exporter under the terms to the Credit Agreement and relates to “payment step” no [•] as described under Schedule G (“Payment Steps”) of the Credit Agreement. All capitalized terms used, but not otherwise defined, herein have the meanings ascribed to such terms in the Credit Agreement. 2. In connection with the Project Equipment Supply Agreement, an Eligible Project Cost Loan shall be borrowed on the following terms: Proposed Utilization Date: [•] which is a Business Day within the Covered Loan Commitment Period Amount: $[____]3 We confirm that the Amount is due and payable, [and latest due date is as per attached Exporter’s Certificate(s) – Disbursement]. 3 Note to Draft: Pursuant to Section 3.3(b), the amount of each proposed Loan shall be a minimum of $1,000,000, except for one Utilization from the Borrower and one Utilization from the Exporter for an amount less than $1,000,000 in any calendar month. 22

- 3 3. We refer to the attached Exporter’s Certificate and Supporting Documentation and certify that the information specified therein is true and accurate and has not been amended or superseded as of the date of this Covered Loan Utilization Request. 4. This Eligible Project Cost Loan is to be made in respect of amounts due and payable under the Project Equipment Supply Agreement for [Eligible Goods and Services]/[Eligible Local Costs] in connection with invoice no [•] which is attached as part of the Supporting Documentation hereto. 5. The proceeds of this Eligible Project Cost Loan should be credited to the Exporter’s account with the following details: Account Number: Account Holder: Bank name: ABA: Reference: 6. We confirm that all documents supplied by us with respect to this Covered Loan Utilization Request are true copies and you may rely on the accuracy and completeness of all information and documents provided regarding this Covered Loan Utilization Request. 7. This Covered Loan Utilization Request is irrevocable. 8. THIS COVERED LOAN UTILIZATION REQUEST, THE RELATIONSHIP BETWEEN THE FINANCE PARTIES HERETO AND ANY CLAIM OR DISPUTE (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) RELATING TO THIS COVERED LOAN UTILIZATION REQUEST OR SUCH OTHER FINANCE DOCUMENT OR SUCH RELATIONSHIP SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Yours faithfully ………………………………… (Primetals Technologies Austria GmbH) ………………………………… (Primetals Technologies USA LLC) In each case an Authorized Signatory for and on behalf of the Exporter [Primetals]

4 PART II FORM OF COVERED LOAN UTILIZATION REQUEST – REIMBURSEMENT NO. [ • ] – From: Exploratory Ventures, LLC, as Borrower To: KfW IPEX-Bank, as Facility Agent and ECA Agent Dated: Ladies and Gentlemen: 1. We refer to the Amended and Restated Credit Agreement dated as of December ___ , 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among, inter alia, Exploratory Ventures, LLCas Borrower (the “Borrower”), KfW IPEX-Bank GmbH (“KfW IPEX-Bank”) as Mandated Lead Arranger and ECA Structuring Bank, KfW IPEX-Bank as Facility Agent and ECA Agent, and the Lenders party thereto from time to time. This is a Covered Loan Utilization Request for a reimbursement to the Borrower under the terms to the Credit Agreement. All capitalized terms used, but not otherwise defined herein, have the meanings ascribed to such terms in the Credit Agreement. 2. We wish to borrow an Eligible Project Cost Loan on the following terms: Proposed Utilization Date: [•] which is a Business Day within the Covered Loan Commitment Period Amount: $[____]4 3. We refer to the attached Exporter’s Certificate and Supporting Documentation and certify that, to our knowledge, the information specified therein is true and accurate and has not been amended or superseded at the date of this Covered Loan Utilization Request. 4. This Covered Loan Utilization Request is to be made for the purposes of reimbursing amounts paid under the Project Equipment Supply Agreement in relation to [Eligible Goods and Services]/[Eligible Local Costs] by the Borrower. 5. The proceeds of this Eligible Project Cost Loan should be credited to the Borrower account detailed under Section 16.2(a) (Distributions by the Agents) of the Credit Agreement. 6. We confirm each of the following: (a) the proceeds of the proposed Utilization will be used only for the purpose set forth in Section 2.3(a) (Purpose and Use of Proceeds) of the Credit Agreement; 4 Note to Draft: Pursuant to Section 3.3(b), the amount of each proposed Loan shall be a minimum of $1,000,000, except for one Utilization from the Borrower and one Utilization from the Exporter for an amount less than $1,000,000 in any calendar month. 22

5 (b) the currency and amount of the proposed Utilization comply with Section 3.3 (Currency and Amount) of the Credit Agreement; (c) the Interest Period of the proposed Utilization complies with Article 5 (Interest, Interest Period, and Fees) of the Credit Agreement; (d) each of the conditions specified in Section 3.1 (Delivery of a Utilization Request), Section 3.2 (Completion of a Utilization Request) and Section 11.2 (Additional Conditions Precedent to Covered Loans) of the Credit Agreement are satisfied on the date of this Covered Loan Utilization Request and shall be satisfied immediately after the Covered Loan is made on the Utilization Date or, if not so satisfied on either date, has in each case been waived by the Facility Agent in accordance with the Credit Agreement; (e) the representations and warranties of the Borrower set forth in Article 8 (Representations and Warranties) of the Credit Agreement are true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects after giving effect to such qualification) as of such date (after giving effect to the Utilization requested hereunder); provided, that, to the extent that such representations or warranties specifically refer to an earlier date, they shall be true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects after giving effect to such qualification) as of such earlier date; (f) no Default or Event of Default has occurred and is continuing or would result after giving effect to the Utilization requested hereunder; (g) since [December 31, 2021], no event, circumstance or condition has occurred and is continuing that has had or would reasonably be expected to have a Material Adverse Effect; and (h) we have no actual knowledge that any ECA Mandatory Prepayment Event has occurred and is continuing. 7. This Covered Loan Utilization Request is irrevocable. 8. THIS COVERED LOAN UTILIZATION REQUEST, THE RELATIONSHIP BETWEEN THE FINANCE PARTIES HERETO AND ANY CLAIM OR DISPUTE (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) RELATING TO THIS COVERED LOAN UTILIZATION REQUEST OR SUCH OTHER FINANCE DOCUMENT OR SUCH RELATIONSHIP SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 9. The undersigned is an Authorized Officer of the Borrower. 10. The above certifications are effective as of the date of this Covered Loan Utilization Request and shall continue to be effective as of the date of the Utilization being requested. If any of these certifications is no longer valid as of or prior to the date of the requested Utilization, we undertake to immediately notify the Facility Agent. Yours faithfully

6 ………………………………… Borrower Authorized Signatory for and on behalf of the Borrower Exploratory Ventures, LLC

7 PART III FORM OF COVERED LOAN UTILIZATION REQUEST – PREMIUM LOAN – From: Exploratory Ventures, LLC, as Borrower To: KfW IPEX-Bank, as Facility Agent and ECA Agent Dated: Ladies and Gentlemen: 1. We refer to the Amended and Restated Credit Agreement dated as of December ___ , 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among, inter alia, Exploratory Ventures, LLC as Borrower (the “Borrower”), KfW IPEX-Bank GmbH (“KfW IPEX-Bank”) as Mandated Lead Arranger and ECA Structuring Bank, KfW IPEX-Bank as Facility Agent and ECA Agent, and the Lenders party thereto from time to time. This is a Covered Loan Utilization Request for a Premium Loan under the terms to the Credit Agreement. All capitalized terms used, but not otherwise defined herein, have the meanings ascribed to such terms in the Credit Agreement. 2. We wish to borrow a Premium Loan on the following terms: Proposed Utilization Date: [•] which is a Business Day within the Covered Loan Commitment Period Amount: $[____]5 3. The proceeds of this Premium Loan should be disbursed directly to the OeKB Guarantor. 4. We confirm each of the following: (a) the proceeds of the proposed Utilization are required for the purpose set out in Section 2.3(a) (Purpose and Use of Proceeds) of the Credit Agreement; (b) the currency and amount of the proposed Utilization comply with Section 3.3 (Currency and Amount) of the Credit Agreement; (c) the Interest Period of the proposed Utilization complies with Article 5 (Interest, Interest Period, and Fees) of the Credit Agreement; (d) each of the conditions specified in Section 3.1 (Delivery of a Utilization Request), Section 3.2 (Completion of a Utilization Request) and Section 11.2 (Additional Conditions Precedent to Covered Loans) of the Credit Agreement are satisfied on the date of this Covered Loan Utilization Request and shall be satisfied immediately after the Covered 5 Note to Draft: Pursuant to Section 3.3(b), the amount of each proposed Loan shall be a minimum of $1,000,000, except for one Utilization from the Borrower and one Utilization from the Exporter for an amount less than $1,000,000 in any calendar month. 22

8 Loan is made on the Utilization Date or, if not so satisfied on either date, has in each case been waived by the Facility Agent in accordance with the Credit Agreement; (e) the representations and warranties of the Borrower set forth in Article 8 (Representations and Warranties) of the Credit Agreement are true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects after giving effect to such qualification) as of such date (after giving effect to the Utilization requested hereunder); provided, that, to the extent that such representations or warranties specifically refer to an earlier date, they shall be true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects after giving effect to such qualification) as of such earlier date; (f) no Default or Event of Default has occurred and is continuing or would result after giving effect to the Utilization requested hereunder; (g) since September 30, 2019, no event, circumstance or condition has occurred and is continuing that has had or would reasonably be expected to have a Material Adverse Effect; and (h) we have no actual knowledge that any ECA Mandatory Prepayment Event has occurred and is continuing. 5. This Covered Loan Utilization Request is irrevocable. 6. THIS COVERED LOAN UTILIZATION REQUEST, THE RELATIONSHIP BETWEEN THE FINANCE PARTIES HERETO AND ANY CLAIM OR DISPUTE (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) RELATING TO THIS COVERED LOAN UTILIZATION REQUEST OR SUCH OTHER FINANCE DOCUMENT OR SUCH RELATIONSHIP SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 7. The undersigned is an Authorized Officer of the Borrower. 8. The above certifications are effective as of the date of this Covered Loan Utilization Request and shall continue to be effective as of the date of the Utilization being requested. If any of these certifications is no longer valid as of or prior to the date of the requested Utilization, we undertake to immediately notify the Facility Agent. Yours faithfully ………………………………… Authorized Signatory for and on behalf of the Borrower Exploratory Ventures, LLC

9 SCHEDULE C-2 FORM OF COMMERCIAL LOAN UTILIZATION REQUEST From: Exploratory Ventures, LLC, as Borrower To: KfW IPEX-Bank, as Facility Agent and ECA Agent Dated: [ ]6 Ladies and Gentlemen: 1. We refer to the Amended and Restated Credit Agreement dated as of December ___ , 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among, inter alia, Exploratory Ventures, LLC as Borrower (the “Borrower”), KfW IPEX-Bank GmbH (“KfW IPEX-Bank”) as Mandated Lead Arranger and ECA Structuring Bank, KfW IPEX-Bank as Facility Agent and ECA Agent, and the Lenders party thereto from time to time. This is a Commercial Loan Utilization Request for a Commercial Loan under the terms to the Agreement. Terms defined in the Agreement have the same meaning in this Commercial Loan Utilization Request unless given a different meaning in this Commercial Loan Utilization Request. 2. We wish to borrow a Commercial Loan on the following terms: Proposed Utilization Date: [•] which is a Business Day within the Commercial Loan Commitment Period Amount: $[____] or, if less, the available Commercial Loan Commitment7 3. The proceeds of this Commercial Loan should be disbursed directly to the Borrower. 4. We confirm each of the following: (a) the proceeds of the proposed Utilization are required for the purpose set out in Section 2.3(b) of the Credit Agreement (Purpose and Use of Proceeds); (b) the currency and amount of the proposed Utilization comply with Section 3.3 of the Credit Agreement (Currency and Amount); and (c) the Interest Period of the proposed Utilization complies with Article 5 (Interest, Interest Period, and Fees) of the Credit Agreement. (d) each of the conditions specified in Section 3.1 of the Credit Agreement (Delivery of a Utilization Request), Section 3.2 of the Credit Agreement (Completion of a Utilization 6 Note to Draft: to be no later than seven (7) Business Days prior to the proposed Utilization Date. 7 Note to Draft: Pursuant to Section 3.3(b), the amount of each proposed Loan shall be a minimum of $1,000,000 (and thereafter in additional multiples of $100,000) (or such other amount that may be agreed between the Borrower and the Facility Agent); or, if less, an amount equal to the Unused Commitments. 22

10 Request) and Section 11.3 of the Credit Agreement (Additional Conditions Precedent to Commercial Loans) are satisfied on the date of this Commercial Loan Utilization Request and shall be satisfied immediately after the Commercial Loan is made on the Utilization Date or, if not so satisfied on either date, has in each case been waived by the Facility Agent in accordance with the Credit Agreement; (e) the representations and warranties of the Borrower set forth in Article 8 of the Credit Agreement (Representations and Warranties) are true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects after giving effect to such qualification) as of such date (after giving effect to the Utilization requested hereunder); provided, that, to the extent that such representations or warranties specifically refer to an earlier date, they shall be true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects after giving effect to such qualification) as of such earlier date; (f) no Default or Event of Default has occurred and is continuing or would result after giving effect to the Utilization requested hereunder; and (g) since September 30, 2019, no event, circumstance or condition has occurred and is continuing that has had or would reasonably be expected to have a Material Adverse Effect. 5. This Commercial Loan Utilization Request is irrevocable. 6. THIS COMMERCIAL LOAN UTILIZATION REQUEST, THE RELATIONSHIP BETWEEN THE FINANCE PARTIES HERETO AND ANY CLAIM OR DISPUTE (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) RELATING TO THIS COMMERCIAL LOAN UTILIZATION REQUEST OR SUCH OTHER FINANCE DOCUMENT OR SUCH RELATIONSHIP SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 7. The undersigned is a Person duly authorized to execute this Utilization Request on behalf of the Borrower as evidenced by the Officer’s Certificate attached hereto. 8. The proceeds of this Commercial Loan should be disbursed to the following account. Beneficiary Name: Beneficiary Address: Bank Name: Bank Address: Account Number: Swift Code: 9. The above certifications are effective as of the date of this Commercial Loan Utilization Request and shall continue to be effective as of the date of the Utilization being requested. If any of these certifications is no longer valid as of or prior to the date of the requested Utilization, we undertake to immediately notify the Facility Agent.

Yours faithfully ………………………………… Authorized Signatory for and on behalf of the Borrower

2 SCHEDULE D FORMS OF EXPORTER’S CERTIFICATE Part I: Form of Exporter’s Certificate - Disbursement From: [Primetals], as Exporter To: KfW IPEX-Bank GmbH, as Facility Agent and ECA Agent Copy to: Exploratory Ventures, LLC, as Borrower Dated: Dear Sirs 1. We refer to the Amended and Restated Credit Agreement dated as of December ___ , 2022 (the “Credit Agreement”) by and among, inter alia, Exploratory Ventures, LLC as Borrower (the “Borrower”), KfW IPEX-Bank GmbH (“KfW IPEX-Bank”) as Mandated Lead Arranger and ECA Structuring Bank, KfW IPEX-Bank as Facility Agent and ECA Agent, and the Lenders party thereto from time to time. All capitalized terms used, but not otherwise defined herein, have the meanings ascribed to such terms in the Credit Agreement. This is the Exporter’s Certificate issued in respect of Covered Loan Utilization Request – Disbursement No. [•]. 2. We confirm that: (a) the copy/ies of the commercial invoice(s) attached to the Request [was/were] issued by us in respect of the following goods and services: Item Description Amount Signature Date of Certificate [Latest Due Date] The total amount due equals to USD [•] (the “Utilization Amount”). (b) The Utilization Amount remains due and payable but unpaid to us. The Utilization Amount should be paid to the Exporter’s account as described under the Covered Loan Utilization Request – Disbursement No. [•]. (c) We attach the following Supporting Documentation: [__]. 3. We confirm that: (a) the Utilization Amount does not include any sums which have been the subject of any other Exporter’s Certificate; (b) the Project Equipment Supply Agreement is in full force and effect; (c) all relevant authorizations necessary for the export and import of the goods and services described above have been obtained and are in full force and effect; 22

3 (d) we have received the Down Payment from the Borrower which amount to in aggregate at least USD [•]; (e) the Eligible Goods and Services have been supplied in accordance with the Project Equipment Supply Agreement and are consistent with the description given by us in our application to the OeKB Guarantor in relation to the Project Equipment Supply Agreement and the OeKB Guarantee; and (f) we are not aware of any notification of the OeKB Guarantor requesting that further advances/deliveries/services be suspended or terminated under the Credit Agreement and/or the Project Equipment Supply Agreement (unless such notice has been withdrawn by the OeKB Guarantor). 4. THIS CERTIFICATE, AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH IT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Yours faithfully ………………………………… (Primetals Technologies Austria GmbH) ………………………………… (Primetals Technologies USA LLC) In each case an Authorized Signatory for and on behalf of the Exporter [Primetals]

4 Part II: Form of Exporter’s Certificate - Reimbursement From: [Primetals], as Exporter To: KfW IPEX-Bank GmbH, as Facility Agent and ECA Agent Copy to: Exploratory Ventures, LLC, as Borrower Dated: Dear Sirs 1. We refer to the Amended and Restated Credit Agreement dated as of December ___ , 2022 (the “Credit Agreement”) by and among, inter alia, Exploratory Ventures, LLC as Borrower (the “Borrower”), KfW IPEX-Bank GmbH (“KfW IPEX-Bank”) as Mandated Lead Arranger and ECA Structuring Bank, KfW IPEX-Bank as Facility Agent and ECA Agent, and the Lenders party thereto from time to time. All capitalized terms used, but not otherwise defined herein, have the meanings ascribed to such terms in the Credit Agreement. This is the Exporter’s Certificate issued in respect of Covered Loan Utilization Request – Reimbursement No. [•]. 2. We represent and warrant that: (a) we have received payments in an aggregate amount of USD [•] paid between [date] and [date] from the Borrower in accordance with the Project Equipment Supply Agreement and which relate to “payment step” no [•] as described under Schedule G (“Payment Steps”) of the Credit Agreement (the “Relevant Payment(s)”) in relation to Eligible Project Costs under the Project Equipment Supply Agreement as evidenced by the attached true copy of an account statement of the Exporter; (b) we have received the Down Payment from the Borrower for Eligible Project Costs under the Project Equipment Supply Agreement which amount to in aggregate at least USD [•] as evidenced by the attached true copy/ies of [an] account statement(s) of the Exporter; (c) the Relevant Payment(s) do not include any payment in respect of which we have already provided an Exporter’s Certificate or in respect of which we have provided a Covered Loan Utilization Request; (d) the Eligible Project Costs have been supplied in accordance with the Project Equipment Supply Agreement and are consistent with the description given by us in our application to the OeKB Guarantor in relation to the Project Equipment Supply Agreement and the OeKB Guarantee; (e) the Project Equipment Supply Agreement is in full force and effect; (f) all authorizations (including any consents, licences, export licences, permits, clearances any other relevant authorizations) required in respect of the Eligible Project 22

5 Costs to be supplied and/or rendered in accordance with the Project Equipment Supply Agreement have been obtained and remain in full force and effect; and (g) we are not aware of any notification of the OeKB Guarantor requesting that further advances/deliveries/services be suspended or terminated under the Credit Agreement and/or the Project Equipment Supply Agreement (unless such notice has been withdrawn by the OeKB Guarantor). 3. We confirm that all documents supplied by us with respect to the relevant Covered Loan Utilization Request are true copies and you may rely on the accuracy and completeness of all information and documents provided regarding this Covered Loan Utilization Request. 4. THIS CERTIFICATE, AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH IT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Yours faithfully ………………………………… (Primetals Technologies USA LLC) ………………………………… (Primetals Technologies Austria GmbH) In each case an Authorized Signatory for and on behalf of the Exporter [Primetals]

6 Part III: Form of Completion Certificate concerning the Project Equipment Supply Agreement (this “Completion Certificate”) From: Exploratory Ventures, LLC, as Borrower Primetals, as Exporter To: KfW IPEX-Bank, as Facility Agent and ECA Agent Dated: Dear Sirs We refer to the: 1. Amended and Restated Credit Agreement dated as of December ___ , 2022 (the “Credit Agreement”) by and among, inter alia, Exploratory Ventures, LLC as Borrower (the “Borrower”), KfW IPEX-Bank GmbH (“KfW IPEX-Bank”) as Mandated Lead Arranger and ECA Structuring Bank, KfW IPEX-Bank as Facility Agent and ECA Agent, and the Lenders party thereto from time to time 2. Project Equipment Supply Agreement (as defined in the Credit Agreement) 3. Commercial Invoice No. [●] dated [●] and issued by [Primetals Technologies Austria GmbH][Primetals Technologies USA LLC] in relation to the Covered Loan Utilization Request with disbursement no. [•] (hereafter “Exporter’s Invoice”) 4. Supporting Documentation We certify that, subject to all terms, rights, conditions and obligations of the Parties under the Project Equipment Supply Agreement, all work related to the Project Equipment Supply Agreement as described under the corresponding Exporter’s Invoice has been [completed]/[delivered] by the Exporter and approved by the Borrower under and pursuant to the Project Equipment Supply Agreement. 5. The undersigned is an Authorized Officer of the Borrower. 6. The Borrower hereby also confirms that on the date of this Completion Certificate, Section 11.2(a) of the Agreement remains correct in all respects. 22

7 Terms defined in the Agreement shall have the same meaning in this Completion Certificate unless given a different meaning in this Completion Certificate. Yours faithfully For Exploratory Ventures, LLC For Primetals Technologies USA LLC ………………………………… Authorized Signatory ………………………………… Authorized Signatory

SCHEDULE E APPLICABLE MARGIN Covered Loan: 0.95% per annum Commercial Loan: 3.80% per annum

SCHEDULE F COMPLIANCE CERTIFICATE To: KfW IPEX-Bank GmbH Palmengartenstrasse 5-9 60325 Frankfurt am Main Germany Attention: Alena Alemasova Contract Management – Metals & Mining (X1a3) Email: alena.alemasova@kfw.de Telephone number: +49 69 7431 9117 From: Exploratory Ventures, LLC 600 Grant Street, 61st Floor Pittsburgh, Pennsylvania 15219 Attention: Arne Jahn, Laurie Wiggins Email(s): Arnie Jahn (ASJahn@uss.com), Laurie Wiggins (LAWiggins@uss.com) Copy to: 600 Grant Street, Room 1874 Pittsburgh, Pennsylvania 15219 Attention: Scotland M Duncan (Scot) Email(s): smduncan@uss.com Date: [_]8 Re: Amended and Restated Credit Agreement, dated as of December ___ , 2022, by and among, inter alia, Exploratory Ventures, LLC (the “Borrower”), KfW IPEX-Bank GmbH (“KfW IPEX-Bank”) as Mandated Lead Arranger and ECA Structuring Bank, KfW IPEX- Bank as Facility Agent and ECA Agent, and the Lenders party thereto from time to time (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). The undersigned hereby certifies as of the date hereof that [he/she] is an Authorized Officer of the Borrower as evidenced by an up-to-date Officer’s Certificate, and that, as such, [he/she] is authorized by to execute and deliver this Compliance Certificate to the Facility Agent on the behalf of the Borrower, and hereby further certifies without personal liability on behalf of the Borrower, as follows: 1. This Compliance Certificate is furnished pursuant to Section 10.3 of the Credit Agreement (Compliance Certificate; Notice of Default). Unless otherwise defined in this Compliance Certificate, terms defined in the Credit Agreement are used in this Compliance Certificate with the same meanings given to them in the Credit Agreement, and the rules of construction of the Credit Agreement apply to this Compliance Certificate. 8 To be delivered within 120 days after the end of Fiscal Year, in each case, until the Final Maturity Date. 22

2. The undersigned has read and is familiar with the Credit Agreement including, in particular, the definitions of the various financial terms used in the Credit Agreement, the covenants and Events of Default contained in the Credit Agreement. 3. The undersigned has made, or has caused to be made under his/her supervision, such examinations or investigations as are, in the undersigned’s opinion, necessary to furnish this Compliance Certificate, and the undersigned has furnished this Compliance Certificate with the intent that it may be relied upon by the Lenders as a basis for determining compliance by the Borrower with the covenants and obligations under the Credit Agreement as of the date of this Compliance Certificate. 4. This Compliance Certificate is delivered for the Fiscal Year ended [_] and attached hereto as Schedule I are the Borrower’s audited annual consolidated financial statements for such Fiscal Year. 5. No Default or Event of Default has occurred and is continuing on the date of this Compliance Certificate. [Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of , __________________ . EXPLORATORY VENTURES, LLC as Borrower By: ____________________________________ Name: Title:

SCHEDULE G PAYMENT STEPS [Omitted.]

EXHIBIT A-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lender Parties That Are Not Partnerships For U.S. Federal Income Tax Purposes) U.S. TAX COMPLIANCE CERTIFICATE DATE: , 20_ Reference is hereby made to the Amended and Restated Credit Agreement dated as of December ___ , 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among, inter alia, Exploratory Ventures, LLC as Borrower (the “Borrower”), KfW IPEX-Bank GmbH (“KfW IPEX-Bank”) as Mandated Lead Arranger and ECA Structuring Bank, KfW IPEX-Bank as Facility Agent and ECA Agent, and the Lenders party thereto from time to time. Pursuant to the provisions of Article 6 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Facility Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Facility Agent, and (ii) the undersigned shall have at all times furnished the Borrower and the Facility Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. For the avoidance of doubt, any reference herein to any IRS Form shall be deemed to include any applicable successor form. 22

- 2 - In witness whereof, the undersigned has duly executed and delivered this U.S. Tax Compliance Certificate as of the date first above written. [NAME OF LENDER] By: Name: Title:

- 1 - EXHIBIT A-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) U.S. TAX COMPLIANCE CERTIFICATE DATE: , 20_ Reference is hereby made to the Amended and Restated Credit Agreement dated as of December ___ , 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among, inter alia, Exploratory Ventures, LLC as Borrower (the “Borrower”), KfW IPEX-Bank GmbH (“KfW IPEX-Bank”) as Mandated Lead Arranger and ECA Structuring Bank, KfW IPEX-Bank as Facility Agent and ECA Agent, and the Lenders party thereto from time to time. Pursuant to the provisions of Article 6 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (ii) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. For the avoidance of doubt, any reference herein to any IRS Form shall be deemed to include any applicable successor form. 22

- 2 - In witness whereof, the undersigned has duly executed and delivered this U.S. Tax Compliance Certificate as of the date first above written. [NAME OF PARTICIPANT] By: Name: Title:

- 1 - EXHIBIT A-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) U.S. TAX COMPLIANCE CERTIFICATE DATE: , 20_ Reference is hereby made to the Amended and Restated Credit Agreement dated as of December ___ , 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among, inter alia, Exploratory Ventures, LLC as Borrower (the “Borrower”), KfW IPEX-Bank GmbH (“KfW IPEX-Bank”) as Mandated Lead Arranger and ECA Structuring Bank, KfW IPEX-Bank as Facility Agent and ECA Agent, and the Lenders party thereto from time to time. Pursuant to the provisions of Article 6 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the participation in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such participation, (c) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners or members is a ten- percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (e) none of its direct or indirect partners or members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners or members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s or member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (A) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (B) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. For the avoidance of doubt, any reference herein to any IRS Form shall be deemed to include any applicable successor form. 22

- 2 - In witness whereof, the undersigned has duly executed and delivered this U.S. Tax Compliance Certificate as of the date first above written. [NAME OF PARTICIPANT] By: Name: Title:

- 1 - EXHIBIT A-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lender Parties That Are Partnerships For U.S. Federal Income Tax Purposes) U.S. TAX COMPLIANCE CERTIFICATE DATE: , 20_ Reference is hereby made to the Amended and Restated Credit Agreement dated as of December ___ , 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among, inter alia, Exploratory Ventures, LLC as Borrower (the “Borrower”), KfW IPEX-Bank GmbH (“KfW IPEX-Bank”) as Mandated Lead Arranger and ECA Structuring Bank, KfW IPEX-Bank as Facility Agent and ECA Agent, and the Lenders party thereto from time to time. Pursuant to the provisions of Article 6 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan (s)) in respect of which it is providing this certificate, (b) its direct or indirect partners or members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (c) with respect to the extension of credit pursuant to this Credit Agreement or any other Finance Document, neither the undersigned nor any of its direct or indirect partners or members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners or members is a ten-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (e) none of its direct or indirect partners or members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Facility Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners or members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W- 8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W- 8BEN-E from each of such partner’s or member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (A) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Facility Agent, and (B) the undersigned shall have at all times furnished the Borrower and the Facility Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. For the avoidance of doubt, any reference herein to any IRS Form shall be deemed to include any applicable successor form. 22

In witness whereof, the undersigned has duly executed and delivered this U.S. Tax Compliance Certificate as of the date first above written. [NAME OF LENDER] By: Name: Title: